EXHIBIT 4.1

                         POOLING AND SERVICING AGREEMENT

                                   Relating to

                       FIRST ALLIANCE MORTGAGE LOAN TRUST

                                     1997-1

                                      Among

                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Company

                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Servicer

                                       and

                            THE CHASE MANHATTAN BANK,
                                   as Trustee

                            Dated as of March 1, 1997

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                                TABLE OF CONTENTS


                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION...................  1
1.1.   Definitions..........................................................  1
1.2.   Use of Words and Phrases............................................. 26
1.3.   Captions; Table of Contents.......................................... 26
1.4.   Opinions............................................................. 26

                                   ARTICLE II

                    ESTABLISHMENT AND ORGANIZATION OF THE TRUST............. 27
2.1.   Establishment of the Trust........................................... 27
2.2.   Office............................................................... 27
2.3.   Purposes and Powers.................................................. 27
2.4.   Appointment of the Trustee; Declaration of Trust..................... 27
2.5.   Expenses of Trustee.................................................. 27
2.6.   Ownership of the Trust............................................... 27
2.7.   Situs of the Trust................................................... 27
2.8.   Miscellaneous REMIC Provisions....................................... 28

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                        OF THE COMPANY AND THE SERVICER;
                   COVENANT OF COMPANY TO CONVEY MORTGAGE LOANS............. 28
3.1.   Representations and Warranties of the Company........................ 28
3.2.   Representations and Warranties of the Servicer....................... 31
3.3.   Representations and Warranties of the Company
       with Respect to the Mortgage Loans................................... 33
3.4.   Covenants of the Company to Take Certain Actions
       with Respect to the Mortgage Loans In Certain Situations............. 36
3.5.   Conveyance of the Mortgage Loans..................................... 37
3.6.   Acceptance by Trustee; Certain Substitutions of
       Mortgage Loans; Certification by Trustee............................. 40
3.7.   Cooperation Procedures............................................... 41
3.8.   Conveyance of the Subsequent Mortgage Loans.......................... 42

                                   ARTICLE IV

                       ISSUANCE AND SALE OF CERTIFICATES.................... 44
4.1.   Issuance of Certificates............................................. 44
4.2.   Sale of Certificates................................................. 44

                                    ARTICLE V

                      CERTIFICATES AND TRANSFER OF INTERESTS................ 45
5.1.   Terms................................................................ 45

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                                                                            Page
                                                                            ----
5.2.   Forms................................................................ 45
5.3.   Execution, Authentication and Delivery............................... 45
5.4.   Registration and Transfer of Certificates............................ 46
5.5.   Mutilated, Destroyed, Lost or Stolen Certificates.................... 47
5.6.   Persons Deemed Owners................................................ 48
5.7.   Cancellation......................................................... 48
5.8.   Limitation on Transfer of Ownership Rights........................... 48
5.9.   Assignment of Rights................................................. 49

                                   ARTICLE VI

                                   COVENANTS................................ 49
6.1.   Distributions........................................................ 49
6.2.   Money for Distributions to be Held in Trust; Withholding............. 49
6.3.   Protection of Trust Estate........................................... 50
6.4.   Performance of Obligations........................................... 51
6.5.   Negative Covenants................................................... 51
6.6.   No Other Powers...................................................... 51
6.7.   Limitation of Suits.................................................. 51
6.8.   Unconditional Rights of Owners to Receive Distributions.............. 52
6.9.   Rights and Remedies Cumulative....................................... 52
6.10.           Delay or Omission Not Waiver................................ 52
6.11.           Control by Owners........................................... 53
6.12.           Access to Owners of Certificates' Names and Addresses....... 53

                                   ARTICLE VII

                       ACCOUNTS, DISBURSEMENTS AND RELEASES................. 53
7.1.   Collection of Money.................................................. 53
7.2.   Establishment of Accounts............................................ 53
7.3.   The Certificate Insurance Policies................................... 54
7.4    Pre-Funding Account and Capitalized Interest Account................. 55
7.5.   Flow of Funds........................................................ 56
7.6.   Investment of Accounts............................................... 59
7.7.   Eligible Investments................................................. 60
7.8.   Reports by Trustee................................................... 61
7.9.   Additional Reports by Trustee........................................ 63
7.10.  Group II Available Funds Cap Trust................................... 63

                                  ARTICLE VIII

                  SERVICING AND ADMINISTRATION OF MORTGAGE LOANS............ 64
8.1.   Servicer and Sub-Servicers........................................... 64
8.2.   Collection of Certain Mortgage Loan Payments......................... 65
8.3.   Sub-Servicing Agreements Between Servicer and Sub-Servicers.......... 65
8.4.   Successor Sub-Servicers.............................................. 66
8.5.   Liability of Servicer................................................ 66

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                                                                            Page
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8.6.   No Contractual Relationship Between Sub-Servicer
       and Trustee or the Owners............................................ 66
8.7.   Assumption or Termination of Sub-Servicing Agreement by Trustee...... 66
8.8.   Principal and Interest Account....................................... 66
8.9.   Delinquency Advances, Compensating Interest and Servicing Advances... 68
8.10.  Purchase of Mortgage Loans........................................... 69
8.11.  Maintenance of Insurance............................................. 69
8.12.  Due-on-Sale Clauses; Assumption and Substitution Agreements.......... 70
8.13.  Realization Upon Defaulted Mortgage Loans............................ 70
8.14.  Trustee to Cooperate; Release of Files............................... 71
8.15.  Servicing Compensation............................................... 72
8.16.  Annual Statement as to Compliance.................................... 72
8.17.  Annual Independent Certified Public Accountants' Reports............. 73
8.18.  Access to Certain Documentation and Information
       Regarding the Mortgage Loans......................................... 73
8.19.  Assignment of Agreement.............................................. 73
8.20.  Events of Servicing Termination...................................... 73
8.21.  Resignation of Servicer and Appointment of Successor................. 76
8.22.  Waiver of Past Events of Servicing Termination....................... 78
8.23.  Inspections by Certificate Insurer; Errors
       and Omissions Insurance.............................................. 78
8.24.  Merger, Conversion, Consolidation or
       Succession to Business of Servicer................................... 79
8.25.  Notices of Material Events........................................... 79
8.26.  Monthly Servicing Report and Servicing Certificate................... 79
8.27.  Indemnification by the Company....................................... 82
8.28.  Indemnification by the Servicer...................................... 82

                                   ARTICLE IX

                               TERMINATION OF TRUST......................... 83
9.1.   Termination of Trust................................................. 83
9.2.   Termination Upon Option of Servicer.................................. 83
9.3.   Termination Upon Loss of REMIC Status................................ 84
9.4.   Disposition of Proceeds.............................................. 85
9.5.   Netting of Amounts................................................... 85

                                    ARTICLE X

                                   THE TRUSTEE.............................. 85
10.1.  Certain Duties and Responsibilities.................................. 85
10.2.  Removal of Trustee for Cause......................................... 88
10.3.  Certain Rights of the Trustee........................................ 89
10.4.  Not Responsible for Recitals or Issuance of Certificates............. 90
10.5.  May Hold Certificates................................................ 90
10.6.  Money Held in Trust.................................................. 90
10.7.  No Lien for Fees..................................................... 90
10.8.  Corporate Trustee Required; Eligibility.............................. 90
10.9.  Resignation and Removal; Appointment of Successor.................... 90
10.10. Acceptance of Appointment by Successor Trustee....................... 92

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10.11. Merger, Conversion, Consolidation or Succession
       to Business of the Trustee........................................... 92
10.12. Reporting; Withholding............................................... 92
10.13. Liability of the Trustee............................................. 92
10.14. Appointment of Co-Trustee or Separate Trustee........................ 93
10.15  Appointment of Custodians............................................ 94

                                   ARTICLE XI

                                 MISCELLANEOUS.............................. 94
11.1.  Compliance Certificates and Opinions................................. 94
11.2.  Form of Documents Delivered to the Trustee........................... 95
11.3.  Acts of Owners....................................................... 95
11.4.  Notices, etc. to Trustee............................................. 96
11.5.  Notices and Reports to Owners; Waiver of Notices..................... 96
11.6.  Rules by Trustee and the Company..................................... 96
11.7.  Successors and Assigns............................................... 96
11.8.  Severability......................................................... 97
11.9.  Benefits of Agreement................................................ 97
11.10. Legal Holidays....................................................... 97
11.11. Governing Law........................................................ 97
11.12. Counterparts......................................................... 97
11.13. Usury................................................................ 97
11.14. Amendment............................................................ 97
11.15. REMIC Status; Taxes.................................................. 98
11.16. Additional Limitation on Action and Imposition of Tax................100
11.17. Appointment of Tax Matters Person....................................100
11.18. The Certificate Insurer..............................................100
11.19. Maintenance of Records...............................................100
11.20. Notices..............................................................100

EXHIBIT A-1    --    Form of Class A-1 Certificate
EXHIBIT A-2    --    Form of Class A-2 Certificate
EXHIBIT B      --    Mortgage Loan Schedule
EXHIBIT C      --    Form of Class R Certificate
EXHIBIT D      --    Form of Certificate Re: Mortgage Loans
                     Prepaid in full After the Cut-Off Date
EXHIBIT E      --    Form of Initial Certification
EXHIBIT F      --    Form of Final Certification
EXHIBIT G      --    Form of Delivery Order
EXHIBIT H      --    Form of Class R Tax Matters Transfer Certificate
EXHIBIT I      --    Form of Notice for Certificate Insurance Policy
EXHIBIT J      --    Form of Monthly Report
EXHIBIT K      --    Form of Request for Release
EXHIBIT L      --    Form of Subsequent Transfer Agreement
EXHIBIT M      --    Form of Custodial Agreement

     POOLING AND SERVICING AGREEMENT, relating to FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-1, dated as of March 1, 1997, by and among FIRST ALLIANCE MORTGAGE COMPANY, a California corporation (the "Company"), the Company in its fiduciary capacity as servicer of the Trust (the "Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, in its capacity as trustee (the "Trustee").

     WHEREAS, the Company wishes to establish (x) the Trust and two subtrusts and (y) the Group II Available Funds Cap Trust and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution thereof;

     WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the trust estate;

     WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

     WHEREAS, The Chase Manhattan Bank is willing to serve in the capacity of Trustee hereunder; and

     WHEREAS, MBIA Insurance Corporation (the "Certificate Insurer") is intended to be a third party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company, the Servicer and the Trustee hereby agree as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

     Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

     "Account": Any account established in accordance with Section 7.2, 7.10(a) or 8.8 hereof.

     "Addition Notice": With respect to the transfer of Subsequent Mortgage Loans to the Trust for inclusion in Group I or Group II pursuant to Section 3.8 hereof, notice given not less than three Business Days prior to the related Subsequent Transfer Date of the Company's designation of Subsequent Mortgage Loans to be sold to the Trust for inclusion in Group I or Group II and the aggregate Loan Balance of such Subsequent Mortgage Loans to be delivered for inclusion in each such Group.

     "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

     "Appraised Value": The appraised value of any Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan, or, in the case of a


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Mortgage  Loan  which is a  purchase  money  mortgage,  the  sales  price of the
Property at such time of origination, if such sales price is less than such appraised value.

     "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Company and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Startup Day, and with respect to the Trustee, any Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary of the Trustee.

     "Available Funds": With respect to Group I, the Group I Available Funds and with respect to Group II, the Group II Available Funds.

     "Available Funds Shortfall": Any of the Group I Available Funds Shortfall or the Group II Available Funds Shortfall.

     "Balloon Loan": Any Mortgage Loan which has an amortization schedule which extends beyond its maturity date, resulting in an unamortized principal balance due in a single payment at maturity.

     "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the States of New York and California or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     "Capitalized   Interest   Account":   The  Capitalized   Interest   Account
established in accordance with Section 7.2(b) hereof and maintained by the Trustee.

     "Certificate": Any one of the Class A Certificates or the Class R Certificates, each representing the interests and the rights described in this Agreement.

     "Certificate Account": The Certificate Account established in accordance with Section 7.2(a) hereof and maintained by the Trustee; provided that the funds in such account shall not be commingled with any other funds held by the Trustee.

     "Certificate Insurance Policies": The Fixed Rate Certificate Insurance Policy and the Variable Rate Certificate Insurance Policy.

     "Certificate Insurer": MBIA Insurance Corporation or any successor thereto, as issuer of the Certificate Insurance Policies.

     "Certificate Principal Balance": As to the Class A-1 Certificates, the Class A-1 Certificate Principal Balance and as to the Class A-2 Certificates, the Class A-2 Certificate Principal Balance. The Class R Certificates do not have a "Certificate Principal Balance".

     "Class": All of the Class A-1 Certificates, all of the Class A-2 Certificates or all of the Class R Certificates.

     "Class A Certificate": Any one of the Class A-1 Certificates or the Class A-2 Certificates.


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     "Class A Distribution  Amount": Any of the Class A-1 Distribution Amount or
the Class A-2 Distribution Amount.

     "Class A-1 Carry-Forward Amount": With respect to any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-1 Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Class A-1 Certificates on such immediately preceding Payment Date and (ii) 30 days' interest on the interest portion of such amount at the Class A-1 Pass-Through Rate.

     "Class A-1 Certificate": Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing  the  right to  distributions  as set forth  herein.  The Class A-1
Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

     "Class A-1 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-1 Certificates less any amounts actually distributed on account of the Class A-1 Principal Distribution Amount pursuant to Section 7.5(d)(iv)(B) hereof with respect to principal thereon on all prior Payment Dates.

     "Class A-1 Certificate Termination Date": The Payment Date on which the Class A-1 Certificate Principal Balance is reduced to zero.

     "Class A-1 Current Interest": With respect to interest accruing after the Cut-Off Date and as of any Payment Date, the aggregate amount of interest accrued on the Class A-1 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-1 Pass-Through Rate.

     "Class A-1 Distribution Amount": The sum of (x) the Group I Principal Distribution Amount payable to the Owners of the Class A-1 Certificates pursuant to Section 7.5(d)(iv)(B) and (y) the Class A-1 Current Interest.

     "Class A-1 Pass-Through Rate": 7.20% per annum; provided that on any Payment Date after the Clean-Up Call Date, the Class A-1 Pass-Through Rate shall be the lesser of (x) 7.70% and (y) the Group I Available Funds Cap.

     "Class A-2 Carry-Forward Amount": With respect to any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-2 Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Owners of the Class A-2 Certificates on such immediately preceding Payment Date and (ii) 30 days' interest on the interest portion of such amount at the Class A-2 Pass-Through Rate.

     "Class A-2 Certificate": Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing  the  right to  distributions  as set forth  herein.  The Class A-2
Certificates shall be issued with an initial aggregate Certificate Principal Balance equal to the Original Certificate Principal Balance therefor.

     "Class A-2 Certificate Principal Balance": As of any time of determination, the Original Certificate Principal Balance of the Class A-2 Certificates less any amounts actually distributed on account of the Class A-2 Principal Distribution Amount pursuant to Section 7.5(d)(iv)(D) hereof with respect to principal thereon on all prior Payment Dates.


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     "Class A-2  Certificate  Termination  Date":  The Payment Date on which the
Class A-2 Certificate Principal Balance is reduced to zero.

     "Class A-2 Current Interest": With respect to interest accruing after the Cut-Off Date and as of any Payment Date, the aggregate amount of interest accrued on the Class A-2 Certificate Principal Balance immediately prior to such Payment Date during the related Interest Accrual Period at the Class A-2 Pass-Through Rate.

     "Class A-2 Distribution Amount": The sum of (x) the Group II Principal Distribution Amount payable to the Owners of the Class A-2 Certificates pursuant to Section 7.5(d)(iv)(D) hereof and (y) the Class A-2 Current Interest.

     "Class A-2 Formula Pass-Through Rate": The rate determined by clause (x) of the definition of "Class A-2 Pass-Through Rate."

     "Class A-2 Pass-Through Rate": For the initial Payment Date, 5.89%. As of any Payment Date thereafter, the lesser of (x) LIBOR plus, in the case of any Payment Date on or prior to the Clean-Up Call Date, 0.22% per annum, or in the case of any Payment Date thereafter, 0.44% per annum and (y) the Group II Available Funds Cap for such Payment Date.

     "Class A-2 Termination Date": March 20, 2027.

     "Class R Certificate": Any of those Certificates representing certain residual rights to distributions from the REMIC, designated as a "Class R Certificate" on the face thereof, in the form of Exhibit C hereto and evidencing an interest designated as the "residual interest" in the Trust for purposes of the REMIC Provisions.

     "Clean-Up Call Date": The date on which the outstanding aggregate Loan Balance of the Mortgage Loans in the Trust has declined to 10% or less of the Maximum Collateral Amount.

     "Code": The Internal Revenue Code of 1986, as amended and any successor statute.

     "Combined Loan-to-Value Ratio": With respect to any First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Property and with respect to any Second Mortgage Loan the percentage equal to (a) the sum of (i) the remaining principal balance, as of origination of the Second Mortgage Loan of the Senior Lien note(s) relating to such Second Mortgage Loan and (ii) the Original Principal Amount of the Note relating to such Second Mortgage Loan divided by
(b) the Appraised Value of the related Property.

     "Compensating Interest": As defined in Section 8.9(b) hereof.

     "Corporate Trust Office": The principal office of the Trustee at 450 West 33rd Street, New York, New York 10001, attention: First Alliance Mortgage Loan Trust 1997-1 or any other office of the Trustee designated as such hereunder.

     "Coupon Rate": The rate of interest borne by each Note.

     "Current Interest": As of any Payment Date, the sum of the Class A-1 Current Interest, and the Class A-2 Current Interest due on the related Payment Date.


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     "Curtailment":  With respect to a Mortgage  Loan,  any payment of principal received during a Remittance Period as part of a payment that is in excess of the amount of the monthly payment due for such Remittance Period and which is not a Paid-in-Full Mortgage Loan, nor is intended to cure a delinquency.


     "Custodial Agreement": The Custodial Agreement dated as of March 1, 1997 among the Custodian, the Trustee, the Depositor, the Company and the Servicer.

     "Custodian" The Bank of New York, a New York banking corporation.

     "Cut-Off Date": March 1, 1997.

     "Delinquency Advance": As defined in Section 8.9(a) hereof.

     "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the second day of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

     "Delivery Order": The delivery order in the form set forth as Exhibit G hereto and delivered by the Company to the Trustee on the Startup Day pursuant to Section 4.1 hereof.

     "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York 10004 and any successor Depository hereafter named.

     "Designated Depository Institution": With respect to the Principal and Interest Account or the Certificate Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated (x) A or better by Standard & Poor's and (y) A2 or better by Moody's and in one of the highest short-term rating categories, unless otherwise approved in writing by the Certificate Insurer and each of Moody's and Standard & Poor's, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and Standard & Poor's and, in each case acting or designated by the Servicer as the depository institution for the Principal and Interest Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $100,000,000. Notwithstanding the foregoing, the Principal and Interest Account or the Certificate Account may be held by (a) the Trustee or (b) an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's if such institution has trust powers and the Principal and Interest Account is held by such institution in its trust capacity and not in its commercial capacity.

     "Determination Date": As to each Remittance Date, the 12th day of each month, or if such day is not a Business Day, the next succeeding Business Day.


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

     "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

     "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

     "Due Date": The first day of the month of the related Payment Date.

     "Due Period": With respect to any Payment Date, the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-Off Date) and ending on the related Due Date.

     "Eligible Investments": Those investments so designated pursuant to Section
7.7 hereof.

     "Event of  Default":  Any event  described in clauses (a) or (b) of Section
8.20 hereof.

     "Event of Servicing Termination": Any event as described in Section 8.20 hereof.

     "Excess Subordinated Amount": With respect to any Mortgage Loan Group and Payment Date, the excess, if any, of (x) the Subordinated Amount that would apply to the related Mortgage Loan Group on such Payment Date after taking into account the payment of the related Class A Distribution Amounts on such Payment Date (except for any distributions of related Subordination Reduction Amounts on such Payment Date) over (y) the related Specified Subordinated Amount for such Payment Date.

     "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

     "FHLMC":   The  Federal  Home  Loan  Mortgage   Corporation,   a  corporate
instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

     "File": The documents delivered to the Custodian on behalf of the Trustee pursuant to Section 3.5 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the mortgage file pursuant to this Agreement.

     "Final Certification": The final certification in the form set forth as Exhibit F hereto and delivered by the Trustee to the Company within 90 days after the Startup Day pursuant to Section 3.6 hereof.

     "Final Determination": As defined in Section 9.3(a) hereof.

     "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Property.

     "Fixed Rate Certificate Insurance Policy": The certificate guaranty insurance policy (number 23491) dated March 27, 1997 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A-1 Certificates.

     "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

     "Funding Period": With respect to each of Group I and Group II, the period commencing on the Startup Day and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to such Group (exclusive of any Pre-Funding Account Earnings with respect to such Group) is less than $100,000, (ii) the date on which the Servicer may be removed pursuant to Section 8.20(a) or (b) hereof and (iii) March 31, 1997.

     "Group I": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group I, including any Qualified
Replacement Mortgages delivered in replacement thereof and each Subsequent Mortgage Loan delivered to the Trust for inclusion therein.

     "Group I Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 2.0% and (y) the Group I Maximum Collateral Amount.

     "Group I Available Funds": As defined in Section 7.3(a)(i) hereof.

     "Group I Available Funds Cap": The weighted average of the Coupon Rates on the Mortgage Loans in Group I less the sum of the rates at which (i) the Group I Servicing Fee, (ii) the Group I Trustee Fee and (iii) the Group I Premium Amount are calculated.

     "Group I Available Funds Shortfall": As defined in Section 7.5(d)(ii)(A).

     "Group I Capitalized Interest Requirement": $35,716.77.

     "Group I Initial Specified Subordinated Amount": $0.00.

     "Group I Insured Payment": As defined in the Fixed Rate Certificate Insurance Policy.

     "Group I Interest Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) all scheduled interest collected by the Servicer during the related Due Period, with respect to the Mortgage Loans in Group I,
(ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to Group I and (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to Group I.

     "Group I Maximum Collateral Amount": $24,500,000.

     "Group I Monthly Remittance  Amount": As of any Remittance Date, the sum of
(i) the Group I Interest Remittance Amount for such Remittance Date and (ii) the Group I Principal Remittance Amount for such Remittance Date.

     "Group I Original  Aggregate Loan Balance":  The aggregate Loan Balances of
all  Initial   Mortgage  Loans  in  Group  I  as  of  the  Cut-Off  Date,  i.e.,
$18,563,694.90.

     "Group I Preference Amount": As defined in the Fixed Rate Certificate Insurance Policy.

     "Group I Premium Amount": As to any Payment Date beginning with the third Payment Date, the product of one-twelfth of (x) the Group I Premium Percentage and (y) the Class A-1 Certificate

Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of the Class A-1 Certificates on such Payment Date).

     "Group I Premium Percentage": As defined in the Insurance Agreement.

     "Group I Principal Distribution Amount": With respect to the Class A-1 Certificates on the first Payment Date, the Group I Initial Specified
Subordinated Amount, if any and for the first Payment Date and for any Payment Date thereafter, the lesser of:

     (x) the Group I Total Available Funds plus any Group I Insured Payment minus the Class A-1 Current Interest for such Payment Date; and

     (y)  the excess, if any, of (i) the sum, without duplication of:

          (a)  the Class A-1 Carry-Forward Amount,

          (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in Group I due on or prior to the related Due Date during the related Due Period, to the extent actually received by the Trustee on or prior to the related Remittance Date or to the extent advanced by the Servicer on or prior to the related Remittance Date and any Prepayments made by the respective Mortgagors during the related Remittance Period,

          (c) the Loan Balance of each Mortgage Loan in Group I that either was repurchased by the Company or an Originator or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee on or prior to the related Remittance Date,

          (d) any Substitution Amounts delivered by the Company or an Originator on the related Remittance Date in connection with a substitution of a Mortgage Loan in Group I (to the extent such Substitution Amounts relate to principal), to the extent such Substitution Amounts are actually received by the Trustee on or prior to the related Remittance Date,

          (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans in Group I during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal) to the extent actually received by the Trustee on or prior to the related Remittance Date,

          (f) the amount of any Group I Subordination Deficit for such Payment Date,

          (g) the proceeds received by the Trustee of any termination as set forth in Article IX hereof of Group I (to the extent such proceeds related to principal),

          (h)  any moneys released from the Pre-Funding  Account as a prepayment
               of  the  Class  A-1   Certificates  on  the  Payment  Date  which
               immediately follows the end of the Funding Period, and

          (i) the amount of any Subordination Increase Amount with respect to Group I for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose;

     over

     (ii) the amount of any Subordination Reduction Amount with respect to Group I for such Payment Date.

     "Group I Principal Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) the scheduled principal actually collected by the Servicer with respect to Mortgage Loans in Group I during the related Due Period, (ii) Prepayments collected in the related Remittance Period, (iii) the Loan Balance of each such Mortgage Loan in Group I that either was repurchased by an Originator or by the Company or purchased by the Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts delivered by the Company in connection with a substitution of a Mortgage Loan in Group I, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on such Remittance Date, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to such Mortgage Loans in Group I during the related Due Period (to the extent such Liquidation Proceeds related to principal), (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to Group I and (vii) the amount of any investment losses required to be deposited by the Company or the Servicer pursuant to Sections 7.6(e) or 8.8(b).

     "Group I Projected Net Monthly Excess Cashflow": As of any date of calculation, Net Monthly Excess Cashflow relating to Group I (other than any Subordination Reduction Amount included therein), as calculated pursuant to
Section 7.5(d)(iii) hereof on the Payment Date immediately preceding such date of calculation.

     "Group I Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Group I Insured Payments previously received by the Trustee and not previously repaid to the Certificate Insurer pursuant to Section 7.5(d)(ii)(C) or Section 7.5(d)(ii)(D) hereof plus (ii) interest accrued on each such Group I Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Group I Insured Payment to, but not including, such Payment Date and (y)(i) any amounts then due and owing to the Certificate Insurer relating to Group I under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Company of the amount of any Group I Reimbursement Amount.

     "Group I Servicing Fee": With respect to Group I, as to any Payment Date, the product of (x) one-twelfth of 0.50% and (y) the aggregate Loan Balances of the Mortgage Loans in Group I as of the opening of business on the first day of the related Remittance Period. Such Servicing Fee is retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

     "Group I Specified Subordinated Amount": Means (a) for any Payment Date occurring during the period commencing on the Startup Day and ending on the later of (i) the date upon which principal equal to one-half of the Group I Maximum Collateral Amount has been received and (ii) the 30th Payment Date following the Startup Day, the greater of (A) the Group I Amortized Subordinated Amount Requirement and (B) two (2) times the excess of (x) one-half of the aggregate Loan Balances of all Mortgage Loans in Group I which are 90 or more days Delinquent (including REO Properties) over (y) five times the Group I Projected Net Monthly Excess Cashflow as of such Payment Date; and (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Group I Amortized Subordinated Amount Requirement and (B) two (2) times the Group I Amortized Subordinated Amount Requirement stated as a percentage of the Original Certificate Principal Balance of the Class A-1 Certificates times the current Class A-1 Certificate Principal Balance, (ii) two
(2) times the excess of (A) one-half of the aggregate Loan Balances of all Mortgage Loans in Group I which are 90 or more days Delinquent (including REO Properties) over (B) three times the Group I Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to 0.50% of the Group I Maximum Collateral Amount; provided, however, notwithstanding the above, in the event that any Group I Insured Payment or Group II Insured Payment is made by the Certificate Insurer, the amount described in this clause (b) shall remain equal to the Group I Amortized Subordinated Amount Requirement. The Specified Subordinated Amount may be reduced or eliminated by the Certificate Insurer in its sole discretion. Prior to any such reduction or elimination, the Servicer and the Certificate Insurer shall give written notice to the Rating Agencies.

     "Group I Subordinated Amount": As of any Payment Date, the difference, if any, between (x) the sum of (i) the aggregate Loan Balances of the Mortgage Loans in Group I as of the close of business on the last day of the related Remittance Period and (ii) any amount on deposit in the PreFunding Account at such time exclusive of any Pre-Funding Account Earnings related to Group I and
(y) the Class A-1 Certificate Principal Balance as of such Payment Date (after taking into account the payment of the Class A-1 Distribution Amount (except for any portion thereof related to an Insured Payment) on such Payment Date).

     "Group I Subordination Deficit": With respect to Group I and any Payment Date, the amount, if any, by which (x) the Class A-1 Certificate Principal Balance, after taking into account the payment of the Group I Principal Distribution Amount on such Payment Date (except any payment to be made as to principal from the proceeds of the Fixed Rate Certificate Insurance Policy), exceeds (y) the sum of (a) the aggregate Loan Balances of the Mortgage Loans in Group I as of the close of business on the last day of the related Due Period and (b) the amount, if any, on deposit in the Pre-Funding Account exclusive of any Pre-Funding Account Earnings related to Group I as of the close of business on the last day of the related Remittance Period; provided that for the purpose of calculating Loan Balances to determine if a Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances shall be deducted from the related actual Loan Balances.

     "Group I Total Available Funds": As defined in Section 7.3(a)(i) hereof.

     "Group I Total Available Funds Shortfall": As defined in Section 7.3(b) hereof.

     "Group I Total Monthly Excess Spread": With respect to Group I and any Payment Date, the difference between (i) the interest which is collected on the Mortgage Loans in Group I during the related Remittance Period, less the Group I Servicing Fee plus the interest portion of any Delinquency Advances and Compensating Interest paid by the Servicer with respect to Group I for such Remittance Period and (ii) the sum of (x) the interest due on the Class A-1 Certificates on such Payment Date and (y) the Group I Premium Amount and the Group I Trustee Fee, if any, for such Payment Date.

     "Group I Trustee Fee": The amount payable monthly to the Trustee on each Payment Date, in an amount equal to the product of (x) one-twelfth of 0.02% and
(y) the aggregate Loan Balance of the Mortgage Loans in Group I as of the opening of business on the first day of the preceding Remittance Period.

     "Group II": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, including any Qualified Replacement Mortgages delivered in replacement thereof and each Subsequent Mortgage Loan delivered to the Trust for inclusion therein.

     "Group II Amortized Subordinated Amount Requirement": As of any date of determination, the product of (x) 2.6% and (y) the Group II Maximum Collateral Amount.

     "Group II Available Funds": As defined in Section 7.3(a)(ii) hereof.

     "Group II Available Funds Cap": As of any Payment Date, the weighted average of the Coupon Rates on the Mortgage Loans in Group II less the sum of
(a) the rates of which (i) the Group II Servicing Fee, (ii) the Group II Trustee Fee, (iii) beginning on the third Payment Date, the Group II Premium Amount are determined and (b) beginning on the seventh Payment Date, 0.50% per annum expressed as a percentage of the Mortgage Loans in Group II.

     "Group II Available Funds Cap Carry-Forward Amortization Amount": As of any Payment Date, any amount distributed from the Group II Available Funds Cap Carry-Forward Amount Account on such Payment Date pursuant to Section 7.5(e) hereof.

     "Group II Available Funds Cap Carry-Forward Amount": As of any Payment Date, the excess, if any, of (x) the sum of (i) the excess, if any, equal to (a) the aggregate amount of interest due on the Class A-2 Certificates on all prior Payment Dates, calculated at the Class A-2 Formula PassThrough Rate applicable to each such Payment Date over (b) the aggregate amount of interest due on the Class A-2 Certificates on all prior Payment Dates, calculated at the Class A-2 Pass-Through Rate applicable to each such Payment Date, (ii) the amount, if any, described in clause (iii) hereof as of the immediately preceding Payment Date and (iii) the product of (a) one-twelfth of the Class A-2 Formula Pass-Through Rate on such Payment Date and (b) the sum of the amounts described in clauses
(i) and (ii) preceding over (y) all Group II Available Funds Cap Carry-Forward Amortization Amounts actually funded on all prior Payment Dates.

     "Group II Available Funds Cap Carry-Forward Amount Account": The Available Funds Cap Carry-Forward Amount Account established in accordance with Section
7.10 hereof and maintained by the Trustee.

     "Group II Available Funds Cap Trust": The First Alliance Available Funds Cap Trust 1997-1 created pursuant to Section 7.10(a) hereof.

     "Group II Available Funds Shortfall": As defined in Section 7.5(d)(ii)(A).

     "Group II Capitalized Interest Requirement": $55,089.84.

     "Group II Initial Specified Subordinated Amount": $0.00.

     "Group II Insured Payment": As defined in the Variable Rate Certificate Insurance Policy.

     "Group II Interest Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) all scheduled interest collected by the Servicer during the related Due Period with respect to the Mortgage Loans in Group II,
(ii) all Delinquency Advances relating to interest made by the Servicer on such Remittance Date with respect to Group II, and (iii) all Compensating Interest paid by the Servicer on such Remittance Date with respect to Group II.

     "Group II Maximum Collateral Amount": $48,500,000.

     "Group II Monthly Remittance Amount": As of any Remittance Date, the sum of
(i) the Group II Interest Remittance Amount for such Remittance Date and (ii) the Group II Principal Remittance Amount for such Remittance Date.

     "Group II Original Aggregate Loan Balance": The aggregate Loan Balances of all Initial Mortgage Loans in Group II as of the Cut-Off Date, i.e., $35,077,095.40.

     "Group II Preference Amount": As defined in the Variable Rate Certificate Insurance Policy.

     "Group II Premium Amount": As to any Payment Date on or after the third Payment Date, the product of one-twelfth of (x) the Group II Premium Percentage and (y) the Class A-2 Certificate Principal Balance on such Payment Date (before taking into account any distributions of principal to be made to the Owners of Class A-2 Certificates on such Payment Date).

     "Group II Premium Percentage": As defined in the Insurance Agreement.

     "Group II Principal Distribution Amount": With respect to the Class A-2 Certificates on the first Payment Date, the Group II Initial Specified Subordinated Amount, if any, and for the first Payment Date and for any Payment Date thereafter, the lesser of:

     (x) the Group II Total Available Funds plus any Group II Insured Payment minus the Class A-2 Current Interest for such Payment Date; and

     (y)  the excess, if any, of (i) the sum, without any duplication of:

          (a)  the Class A-2 Carry-Forward Amount,

          (b) the principal portion of all scheduled monthly payments on the Mortgage Loans in Group II due on or prior to the related Due Date during the related Due Period, to the extent actually received by the Trustee on or prior to the related Remittance Date or to the extent advanced by the Servicer on or prior to the related Remittance Date and any Prepayments made by the respective Mortgagors during the related Remittance Period,

          (c) the Loan Balance of each Mortgage Loan in Group II that either was repurchased by the Company or an Originator or purchased by the Servicer on the related Remittance Date, to the extent such Loan Balance is actually received by the Trustee, on or prior to the related Remittance Date,

          (d) any Substitution Amounts delivered by the Company or an Originator on the related Remittance Date in connection with a substitution of a Mortgage Loan in Group II (to the extent such Substitution Amounts relate to principal), to the extent such Substitution Amounts are actually received by the Trustee, on or prior to the related Remittance Date,

          (e) all Net Liquidation Proceeds actually collected by the Servicer with respect to the Mortgage Loans in Group II during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal) to the extent actually received by the Trustee, on or prior to the related Remittance Date,

          (f) the amount of any Group II Subordination Deficit for such Payment Date,

          (g) the proceeds received by the Trustee of any termination as set forth in Article IX hereto of Group II (to the extent such proceeds related to principal),

          (h)  any moneys released from the Pre-Funding  Account as a prepayment
               of  the  Class  A-2   Certificates  on  the  Payment  Date  which
               immediately follows the end of the Funding Period, and

          (i) the amount of any Subordination Increase Amount with respect to Group II for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose;

     over

     (ii) the amount of any Subordination Reduction Amount with respect to Group II for such Payment Date.

     "Group II Principal Remittance Amount": As of any Remittance Date, the sum, without duplication, of (i) the scheduled principal actually collected by the Servicer with respect to Mortgage Loans in Group II during the related Due Period, (ii) the Prepayments collected in the related Remittance Period, (iii) the Loan Balance of each such Mortgage Loan in Group II that either was repurchased by an Originator or by the Company or purchased by the Servicer on such Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account, (iv) any Substitution Amounts delivered by the Company in connection with a substitution of a Mortgage Loan in Group II, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on such Remittance Date, (v) all Net Liquidation Proceeds actually collected by the Servicer with respect to such Mortgage Loans in Group II during the related Due Period (to the extent such Liquidation Proceeds related to principal), (vi) all Delinquency Advances relating to principal made by the Servicer on such Remittance Date with respect to Group II and (vii) the amount of any investment losses required to be deposited by the Company or the Servicer pursuant to Sections 7.6(e) and 8.8(b) hereof.

     "Group II Projected Net Monthly Excess Cashflow": As of any date of calculation, Net Monthly Excess Cashflow relating to Group II (other than any Subordination Reduction Amount included therein), as calculated pursuant to
Section 7.5(d)(iii) hereof on the Payment Date immediately preceding such date of calculation.

     "Group II Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Group II Insured Payments previously received by the Trustee and not previously repaid to the Certificate

Insurer pursuant to Sections 7.5(d)(ii)(C) and 7.5(d)(ii)(D) hereof plus (ii) interest accrued on each such Group II Insured Payment not previously repaid calculated at the Late Payment Rate from the date the Trustee received the related Group II Insured Payment to, but not including, such Payment Date and
(y)(i) any amounts then due and owing to the Certificate Insurer relating to Group II under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Company of the amount of any Group II Reimbursement Amount.

     "Group II Servicing Fee": With respect to Group II, as to any Payment Date, the product of (x) one-twelfth of 0.50% and (y) the aggregate Loan Balances of the Mortgage Loans in Group II as of the opening of business on the first day of the related Remittance Period. Such Servicing Fee is retained by the Servicer pursuant to Sections 8.8(c)(i) and 8.15 hereof.

     "Group II Specified Subordinated Amount": Means (a) for any Payment Date occurring during the period commencing on the Startup Day and ending on the later of (i) the date upon which principal equal to one-half of the Group II Maximum Collateral Amount has been received and (ii) the 30th Payment Date following the Startup Day, the greater of (A) the Group II Amortized Subordinated Amount Requirement and (B) two times the excess of (x) one-half of the aggregate Loan Balances of all Mortgage Loans in Group II which are 90 or more days Delinquent (including REO Properties) over (y) five times the Group II Projected Net Monthly Excess Cashflow as of such Payment Date; and (b) for any Payment Date occurring after the end of the period in clause (a) above, the greatest of (i) the lesser of (A) the Group II Amortized Subordinated Amount
Requirement and (B) two (2) times the Group II Amortized Subordinated Amount Requirement stated as a percentage of the Original Certificate Principal Balance of the Class A-2 Certificates times the current Class A-2 Certificate Principal Balance, (ii) two (2) time the excess of (A) one-half of the aggregate Loan Balances of all Mortgage Loans in Group II which are 90 or more days Delinquent (including REO Properties) over (B) three times the Group II Projected Net Monthly Excess Cashflow as of such Payment Date and (iii) an amount equal to 0.50% of the Group II Maximum Collateral Amount; provided, however, notwithstanding the above, in the event that any Group I Insured Payment or Group II Insured Payment is made by the Certificate Insurer, the Group II Specified Subordinated Amount shall remain equal to the Group II Amortized Subordinated Amount Requirement.

     "Group II Subordinated Amount": As of any Payment Date, the difference, if any, between (x) the sum of (i) the aggregate Loan Balances of the Mortgage Loans in Group II as of the close of business on the last day of the related Remittance Period and (ii) any amount on deposit in the PreFunding Account at such time exclusive of any Pre-Funding Account Earnings related to Group II and
(y) the Class A-2 Certificate Principal Balance as of such Payment Date (after taking into account the payment of the Class A-2 Distribution Amount (except for any portion thereof related to an Insured Payment) on such Payment Date).

     "Group II Subordination Deficit": With respect to Group II and any Payment Date, the amount, if any, by which (x) the Class A-2 Certificate Principal Balance, after taking into account the payment of the Group II Principal Distribution Amount on such Payment Date (except any payment to be made as to principal from the proceeds of the Variable Rate Certificate Insurance Policy), exceeds (y) the sum of (a) the aggregate Loan Balances of the Mortgage Loans in Group II as of the close of business on the last day of the related Due Period and (b) the amount, if any, on deposit in the PreFunding Account exclusive of any Pre-Funding Account Earnings related to Group II as of the close of business on the last day of the related Remittance Period; provided that for the purpose of calculating Loan Balances to determine if a Subordination Deficit exists, the aggregate amount of the principal component of all unreimbursed Delinquency Advances shall be deducted from the related actual Loan Balances.

     "Group II Total Available Funds": As defined in Section 7.3(a)(ii) hereof.

     "Group II Total Available Funds Shortfall": As defined in Section 7.3(b) hereof.

     "Group II Total Monthly Excess Spread": With respect to Group II and any Payment Date, the difference between (i) the interest which is collected on the Mortgage Loans in Group II during the related Remittance Period, less the Group II Servicing Fee for such Remittance Period plus the interest portion of any Delinquency Advances and Compensating Interest paid by the Servicer with respect to Group II for such Remittance Period and (ii) the sum of (x) the interest due on the Class A-2 Certificates on such Payment Date and (y) the Group II Premium Amount, and the Group II Trustee Fee, if any, for such Payment Date.

     "Group II Trustee Fee": The amount payable monthly to the Trustee on each Payment Date, in an amount equal to the product of (x) one-twelfth of 0.02% and
(y) the aggregate Loan Balance of the Mortgage Loan in Group II as of the opening of business on the first day of the related Remittance Period.

     "Highest Lawful Rate": As defined in Section 11.13.

     "Indemnification Agreement": The Indemnification Agreement dated as of March 11, 1997, among the Certificate Insurer, the Company and the Underwriters.

     "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

     "Initial Certification": The initial certification in the form set forth as Exhibit E hereto and delivered by the Trustee to the Company on the Startup Day pursuant to Section 3.6 hereof.

     "Initial Mortgage Loans": The Mortgage Loans to be conveyed to the Trust by the Company on the Startup Day.

     "Initial Premiums": The initial premium (covering three months) for Group I and Group II payable by the Company on behalf of the Trust to the Certificate Insurer in consideration of the delivery to the Trustee of each of the Certificate Insurance Policies.

     "Insurance Agreement": The Insurance Agreement dated as of March 1, 1997, among the Company, the Servicer, the Trustee and the Certificate Insurer, as it may be amended from time to time.

     "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

     "Insured Payment": A Group I Insured Payment or a Group II Insured Payment.

     "Interest Accrual Period": With respect to the Class A-1 Certificates and any Payment Date, the calendar month immediately preceding such Payment Date. A "Calendar Month" shall be deemed to be 30 days. With respect to the Class A-2 Certificates and any Payment Date, the period commencing on the immediately preceding Payment Date (or in the case of the first Payment Date, the Startup
Day) and ending on the day immediately preceding the current Payment Date. All calculations of interest on the Class A-1 Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class A-2 Certificates will be made on the basis of the actual number of days elapsed in the related Interest Accrual Period and in a year of 360 days.

     "Interest Determination Date": With respect to any Interest Accrual Period for the Class A-2 Certificates, the second London Business Day preceding such Interest Accrual Period.

     "Late Payment Rate": For any Payment Date, the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

     "Latest Termination Date": The later to occur of (i) the Class A-1 Certificate Termination Date and (ii) the Class A-2 Certificate Termination Date.

     "LIBOR": With respect to any Interest Accrual Period for the Class A-2 Certificates, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

     (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

     (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest
          Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

     "Liquidated Loan": As defined in Section 8.13(b) hereof. A Mortgage Loan which is purchased from the Trust pursuant to Section 3.4, 3.6 or 8.10 hereof is not a "Liquidated Loan".

     "Liquidation Expenses": Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Sections 8.9(c) and 8.13 with respect to the related Mortgage Loan.

     "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

     "Loan Balance": With respect to each Initial Mortgage Loan, the principal balance thereof on the Cut-Off Date, and with respect to each Subsequent Mortgage Loan, the principal balance thereof on the relevant Subsequent Cut-Off Date less, in either case, any related Principal Remittance Amounts relating to such Mortgage Loan included in previous related Monthly Remittance Amounts that were received by the Servicer or any Sub-Servicer whether or not delivered to the Trustee, however, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.

     "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Section 3.4, 3.6 or 8.10 hereof, an amount equal to the Loan Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Loan Balance thereof as of the beginning of the preceding Remittance Period computed at the Coupon Rate less the Servicing Fee (expressed as an annual percentage rate), if any, together with, without duplication, the aggregate amount of (i) all delinquent interest, all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan and not subsequently recovered from the related Mortgage Loan and (ii) all Delinquency Advances which the Servicer or any Sub-Servicer has theretofore failed to remit with respect to such Mortgage Loan.

     "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

     "Maximum Collateral Amount": $73,000,000.

     "Monthly Exception Report": The monthly report delivered by the Servicer to the Trustee on each Determination Date, commencing with the Determination Date in April 1997, pursuant to Section 8.8(d)(ii). Each Monthly Exception Report shall cover the immediately preceding Remittance Period and shall consist of (i) an activity report of the Mortgage Loans setting forth the Loan Balance of Mortgage Loans as of the first day of the related Remittance Period, scheduled payments due, Prepayments, Liquidated Loan balances, and the resulting Loan Balance of the Mortgage Loans as of the last day of the related Remittance Period and (ii) separate reports of (a) payoffs, Curtailments, foreclosures and bankruptcies such reports to provide the payment details for each Mortgage Loan covering the immediately preceding Remittance Period and any Prepayments not previously reported from a prior Remittance Period, and (b) Prepayments and delinquencies, such reports to reflect the current status of each Mortgage Loan with payment details as of the last day of the related Remittance Period.

     "Monthly Remittance Amount": With respect to Group I, the Group I Monthly Remittance Amount and with respect to Group II, the Group II Monthly Remittance Amount.

     "Monthly Servicing Report": As defined in Section 8.26.

     "Moody's": Moody's Investors Service, Inc.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note.

     "Mortgage Loans": Such of the mortgage loans (including Initial Mortgage Loans and Subsequent Mortgage Loans) transferred and assigned to the Trust pursuant to Section 3.5(a) and Section 3.8 hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Agreement, as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedules of Mortgage Loans. The term "Mortgage Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan." The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Company, in fact was not transferred and assigned to the Trust for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

     "Mortgage Loan Group": Either Group I or Group II. References herein to the related Class of Class A Certificates, when used with respect to a Mortgage Loan Group, shall mean (A) in the case of Group I, the Class A-1 Certificates and (B) in the case of Group II, the Class A-2 Certificates.

     "Mortgagor": The obligor on a Note.

     "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and unreimbursed Servicing Advances, unreimbursed Delinquency Advances and accrued and unpaid Servicing Fees through the date of liquidation relating to such Liquidated Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

     "Net Monthly Excess Cashflow": As defined in Section 7.5(d)(iii) hereof.

     "Note":  The  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan.

     "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

     "Operative Documents": Collectively, this Agreement, the Certificate Insurance Policies, the Certificates, the Insurance Agreement, the Underwriting Agreement, any Sub-Servicing Agreement, the Registration Statement and the Indemnification Agreement.

     "Original Aggregate Loan Balance": The aggregate Loan Balances of all Initial Mortgage Loans as of the Cut-Off Date, i.e., $53,640,790.30.

     "Original Certificate Principal Balance": As of the Startup Day and as to each Class of Class A Certificates, the original Certificate Principal Balances thereof, as follows:

         Class A-1 Certificates          $24,500,000
         Class A-2 Certificates          $48,500,000

     The Class R Certificates do not have an Original Certificate Principal Balance.

     "Original Group I Pre-Funded Amount": $5,936,305.10

     "Original Group II Pre-Funded Amount": $13,422,904.60

     "Original  Pre-Funded  Amount":  The amount  deposited  in the  Pre-Funding
Account on the Startup Day from the proceeds of the sale of the Certificates, which amount is $19,359,209.70.

     "Original Principal Amount": With respect to each Note, the principal amount of such Note on the date of origination thereof.

     "Originator": The Company and any entity from which the Company acquires Mortgage Loans.

     "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Trustee in trust for the Owners of such Certificates;

          (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser; and

          (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section
     5.5 hereof.

          (v) Certificates as to which the Trustee has made the final distribution thereon, whether or not such Certificates have been returned to the Trustee.

     "Overfunded Interest Amount": With respect to each Subsequent Transfer Date, the sum, if any, of (A) with respect to the Class A-1 Certificates, the excess of (i) the product of (x) a fraction, the numerator of which is the aggregate Loan Balances of the Subsequent Mortgage Loans related to Group I acquired by the Trust on such Subsequent Transfer Date and the denominator of which is the Original Group I Pre-Funded Amount and (y) the amount related to Group I in the Capitalized Interest Account on such Subsequent Transfer Date over (ii) the Group I Capitalized Interest Requirement after taking into account any transfers described in Section 7.4(e) hereof and (B) with respect to the Class A-2 Certificates, the excess of (i) the product of (x) a fraction, the numerator of which is the aggregate Loan Balances of the Subsequent Mortgage Loans related to Group II acquired by the Trust on such Subsequent Transfer Date and the denominator of which is the Original Group II Pre-Funded Amount and (y) the amount related to Group II in the Capitalized Interest Account on such Subsequent Transfer Date over (ii) the Group II Capitalized Interest Requirement after taking into account any transfers described in Section 7.4(e) hereof.

     "Owner": The Person in whose name a Certificate is registered in the Register, to the extent described in Section 5.6.

     "Paid-in-Full Mortgage Loan": With respect to any Payment Date, a Mortgage Loan which has been paid in full during the related Remittance Period.

     "Pass-Through Rate": As to the Class A-1 Certificates, the Class A-1 Pass-Through Rate and as to the Class A-2 Certificates, the Class A-2 Pass-Through Rate.

     "Payment Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be the 20th day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in the month following the Startup Day.

     "Percentage Interest": As to any Class A Certificate, that percentage, expressed as a fraction, the numerator of which is the Certificate Principal Balance set forth on such Certificate as of the Cut-Off Date and the denominator of which is the Original Certificate Principal Balance of all Class A Certificates of the same Class as of the Cut-Off Date; and as to any Class R Certificate, that Percentage Interest set forth on such Class R Certificate.

     "Person":  Any  individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     "Pool Cumulative  Expected Losses":  With respect to any period, the sum of
(i) all Realized Losses with respect to the Mortgage Loans experienced during such period and (ii) the product of (A) 0.43 and (B) with respect to any date of determination, the sum of (x) 25% of the Loan Balances of all Mortgage Loans which are greater than 30 days Delinquent and less than 60 days Delinquent, (y) 50% of the Loan Balances of all Mortgage Loans which are greater than 60 days Delinquent and less than 90 days Delinquent, and (z) 100% of the Loan Balances of all Mortgage Loans which are greater than 90 days Delinquent (including REO Properties).

     "Pool Cumulative Realized Losses": With respect to any period, the sum of all Realized Losses experienced since the Startup Date with respect to the Mortgage Loans.

     "Pool Delinquency Rate": With respect to any Remittance Period, the fraction, expressed as a percentage, equal to (x) the aggregate principal balances of all Mortgage Loans 90 or more days Delinquent (including foreclosures and REO Properties) as of the close of business on the last day of such Remittance Period over (y) the Pool Principal Balance as of the close of business on the last day of such Remittance Period.

     "Pool Principal Balance": The aggregate principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

     "Pool Rolling Three Month Delinquency Rate": As of any Payment Date, the fraction, expressed as a percentage, equal to the average of the Pool Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

     "Preference Amount": Either of the Group I Preference Amount or the Group II Preference Amount.

     "Pre-Funded Amount": With respect to any Determination Date, the amount remaining on deposit in the Pre-Funding Account.

     "Pre-Funding Account": The Pre-Funding Account established in accordance with Section 7.2(b) hereof and maintained by the Trustee.

     "Pre-Funding Account Earnings": With respect to the initial Payment Date, the actual investment earnings earned during the period from the Startup Day through March 31 (inclusive) on the Pre-Funding Account during such period as calculated by the Trustee pursuant to Section 3.8(e) hereof.

     "Premium Amount": As to any Payment Date beginning on the third Payment Date, the Group I Premium Amount and the Group II Premium Amount.

     "Premium Percentage": The Group I Premium Percentage or the Group II Premium Percentage.

     "Prepaid Installment": With respect to any Mortgage Loan, any installment of principal thereof and interest thereon received by the Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Prepayment with respect to such Mortgage Loan.

     "Prepayment": A Curtailment or a Paid-in-Full Mortgage Loan.

     "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

     "Principal and Interest Account": Collectively, each principal and interest account created by the Servicer pursuant to Section 8.8(a) hereof, or pursuant to any Sub-Servicing Agreement.

     "Principal Remittance Amount": As applicable, the Group I Principal Remittance Amount or the Group II Principal Remittance Amount.

     "Prohibited Transaction": The meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code (or any successor statute thereto) and applicable to the Trust.

     "Property": The underlying property securing a Mortgage Loan.

     "Prospectus": The Company's Prospectus dated September 10, 1996.

     "Prospectus Supplement": The First Alliance Mortgage Loan Trust 1997-1 Prospectus Supplement dated March 11, 1997 to the Prospectus.

     "Qualified Liquidation": The meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust and the Trust Estate.

     "Qualified Mortgage": The meaning set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust and the Mortgage Loan Groups.

     "Qualified Replacement Mortgage": A Mortgage Loan substituted for another pursuant to Section 3.4 or 3.6 hereof, which (i) bears a fixed rate of interest if the Mortgage Loan to be substituted for is in Group I or bears a variable rate of interest if the Mortgage Loan to be substituted for is in Group II, (ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced (which, in the case of a Mortgage Loan in Group II, shall mean a Mortgage Loan having the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall be of the same or better credit quality classification (determined in accordance with the Originators' credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than May 1, 2027 for Group I and May 1, 2027 for Group II, (vi) has a Combined Loan-to-Value Ratio as of the Cut-Off Date, no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (viii) satisfies the criteria set forth from time to time in the definition thereof at
Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, all as evidenced by an Officer's Certificate of the Company delivered to the Trustee and the Certificate Insurer prior to any such substitution, (ix) is of the same lien status or better lien status (x) is not Delinquent, (xi) meets the representations and warranties set out in Section 3.3 hereof and (xii) a valid fixed rate Mortgage Loan, if the Mortgage Loan to be substituted for is in Group I, and is a valid variable rate Mortgage Loan, if the Mortgage Loan to be substituted for is in Group II. In the event that one or more mortgage loans are proposed to be substituted for one or more mortgage loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, as evidenced by a written approval delivered to the Trustee by the Certificate Insurer, except that the requirement of clauses (vi) and (viii) hereof must be satisfied as to each Qualified Replacement Mortgage.

     "Rating Agencies": Moody's and Standard & Poor's or any successors thereto.

     "Realized Loss": As to any Liquidated Loan, the amount, if any, by which the Loan Balance thereof as of the date of liquidation is in excess of Net Liquidation Proceeds realized thereon.

     "Record Date": With respect to each Payment Date, the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date occurs.

     "Reference Banks": Bankers Trust Company, Barclay's Bank PLC, The Bank of Tokyo and National Westminster Bank PLC; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Company or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and
(iv) which have been designated as such by the Trustee.

     "Register":  The  register  maintained  by the Trustee in  accordance  with
Section 5.4 hereof, in which the names of the Owners are set forth.

     "Registrar": The Trustee, acting in its capacity as Trustee appointed pursuant to Section 5.4 hereof, or any duly appointed and eligible successor thereto.

     "Registration Statement": The Registration Statement filed by the Company with the Securities and Exchange Commission, including all amendments thereto and including the Prospectus and Prospectus Supplement constituting a part thereof.

     "Reimbursement Amount": A Group I Reimbursement Amount or a Group II Reimbursement Amount.

     "REMIC": A "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Code.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "Remittance Date": Any date on which the Servicer is required to remit moneys on deposit in the Principal and Interest Account to the Trustee, which shall be the day two Business Days prior to the related Payment Date, commencing two days prior to the first Payment Date.

     "Remittance Period": The period (inclusive) beginning on the first day of the calendar month immediately preceding the month in which a Remittance Date occurs and ending on the last day of such immediately preceding calendar month.

     "REO Property": A Property acquired by the Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     "Replacement  Cut-Off  Date":  With  respect to any  Qualified  Replacement
Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

     "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Register under the nominee name of the Depository.

     "Request for Release": The request for release in the form set forth as Exhibit K hereto.

     "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

     "Residual Net Monthly Excess Cashflow": With respect to any Payment Date, the aggregate Net Monthly Excess Cashflow, if any, remaining with respect to each of the Mortgage Loan Groups after the making of all applications described in Sections 7.5(d)(i), 7.5(d)(ii), 7.5(d)(iii) and 7.5(d)(iv) hereof.

     "Responsible Officer": When used with respect to the Trustee, any officer assigned to the corporate trust group (or any successor thereto), including any vice president, assistant vice president, trust officer, any assistant secretary, any assistant treasurer, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     "Schedules of Mortgage Loans": The Schedules of Mortgage Loans, separated by Mortgage Loan Group, with respect to the Mortgage Loans listing each Initial Mortgage Loan in the related Group to be conveyed on the Startup Day and with respect to Subsequent Mortgage Loans listing each Subsequent Mortgage Loan conveyed to the Trust for inclusion in Group I or Group II as of each Subsequent Transfer Date in accordance with Sections 3.5(a) and 3.8 hereof. Such Schedules of Mortgage Loans shall identify each Mortgage Loan by the Servicer's loan number and address (including the state) of the Property and shall set forth as to each Mortgage Loan the lien status, the Combined Loan-to-Value Ratio, the Loan Balance as of the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, the Coupon Rate thereof (or, with respect to Mortgage Loans in Group II, the index, the margin) the current scheduled monthly payment of principal and interest and the maturity of the related Note, the property type, occupancy status, Appraised Value and the Originator of the Mortgage Loan, all as delivered to the Trustee in physical and computer readable form and delivered to the Certificate Insurer in physical form.

     "Second Mortgage Loan": A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Property.

     "Securities Act": The Securities Act of 1933, as amended.

     "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

     "Servicer": First Alliance Mortgage Company, a California corporation, and its permitted successors and assigns.

     "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential mortgage loans.

     "Servicing Advance": As defined in Section 8.9(c) and Section 8.13 hereof.

     "Servicing Certificate": A certificate completed by and executed by an Authorized Officer of the Trustee as attached hereto in the form of Exhibit J.

     "Six Month LIBOR Loans": Mortgage Loans whose interest rates adjust semi-annually based on the London interbank offered rate for six-month United States Dollar deposits in the London Market and as published in The Wall Street Journal.

     "Specified Subordinated Amount": As applicable, the Group I Specified Subordinated Amount or the Group II Specified Subordinated Amount.

     "Standard & Poor's": Standard & Poor's Rating Services, a Division of The McGraw- Hill Companies.

     "Startup Day": March 27, 1997.

     "Subordinated Amount": As applicable, the Group I Subordinated Amount or the Group II Subordinated Amount.

     "Subordination Deficiency Amount": With respect to any Mortgage Loan Group and Payment Date, the excess, if any, of (i) the Specified Subordinated Amount applicable to such Mortgage Loan Group and Payment Date over (ii) the Subordinated Amount applicable to such Mortgage Loan Group and Payment Date prior to taking into account the payment of any related Subordination Increase Amounts on such Payment Date.

     "Subordination Deficit": As applicable, the Group I Subordination Deficit or the Group II Subordination Deficit.

     "Subordination Increase Amount": With respect to any Mortgage Loan Group and Payment Date, the lesser of (i) the Subordination Deficiency Amount as of such Payment Date (after taking into account the payment of the related Class A Distribution Amount on such Payment Date

(except for any Subordination Increase Amount)) and (ii) the aggregate amount of Net Monthly Excess Cashflow to be allocated to such Mortgage Loan Group pursuant to Sections 7.5(d)(iii)(A) and 7.5(d)(iii)(B) on such Payment Date.

     "Subordination Reduction Amount": With respect to any Mortgage Loan Group and Payment Date, an amount equal to the lesser of (x) the Excess Subordinated Amount for such Mortgage Loan Group and Payment Date and (y) the Principal Remittance Amount with respect to such Mortgage Loan Group for the related Remittance Period.

     "Subsequent Cut-Off Date": The beginning of business on the date specified in a Subsequent Transfer Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the related Subsequent Transfer Agreement.

     "Subsequent Mortgage Loans": The Mortgage Loans sold to the Trust for inclusion in Group I or Group II pursuant to Section 3.8 hereof, which shall be listed on the Schedules of Mortgage Loans attached to a Subsequent Transfer Agreement.

     "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee and the Company substantially in the form of Exhibit L hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

     "Subsequent Transfer Date": The date so specified in each Subsequent Transfer Agreement.

     "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in Section
8.3 hereof in respect of the qualification of a Sub-Servicer.

     "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 8.3.

     "Substitution Amount": In connection with the delivery of any Qualified Replacement Mortgage, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of the Mortgage Loan being replaced as of such Replacement Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Coupon Rate net of the Servicing Fee of the Mortgage Loan being replaced.

     "Tax Matters Person":  The Tax Matters Person appointed pursuant to Section
11.17 hereof.

     "Termination Notice": As defined in Section 9.3(b) hereof.

     "Termination Price": As defined in Section 9.2(a) hereof.

     "Total Monthly Excess Cashflow": As defined in Section 7.5(d)(ii) hereof.

     "Total Monthly Excess Spread": As applicable, the Group I Total Monthly Excess Spread or the Group II Total Monthly Excess Spread.

     "Trust": First Alliance Mortgage Loan Trust 1997-1, the trust created under this Agreement.

     "Trust Estate": Collectively, all money, instruments and other property, to the extent such money, instruments and other property are subject or intended to be held in trust, and in the subtrusts, for the benefit of the Owners, including all proceeds thereof, including, without limitation, (i) the Mortgage Loans,
(ii) such amounts, including Eligible Investments, as from time to time may be held in all Accounts (except as otherwise provided herein), (iii) any Property, the ownership of which has been effected on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) any Insurance Policies relating to the Mortgage Loans and any rights of the Company under such Insurance Policies, (v) Net Liquidation Proceeds with respect to any Liquidated Loan, (vi) the Certificate Insurance Policies and (vii) the proceeds of any of the above.

     "Trustee": The Chase Manhattan Bank located on the date of execution of this Agreement at 450 West 33rd Street, New York, New York 10001, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

     "Trustee Fee": The fee payable monthly to the Trustee equal to the sum of the Group I Trustee Fee and the Group II Trustee Fee.

     "Underwriters": Prudential Securities Incorporated and Lehman Brothers Inc.

     "Underwriting Agreement": The Underwriting Agreement dated as of March 11, 1997 between the Underwriters and the Company.

     "Variable Rate Certificate Insurance Policy": The certificate guaranty insurance policy (number 23492) dated March 27, 1997 issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A-2 Certificates.

     Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

     Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

     Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

     Section 2.1. Establishment of the Trust. The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "First Alliance Mortgage Loan Trust 1997-1" and which shall contain two subtrusts.

     Section 2.2. Office. The office of the Trust shall be in care of the Trustee, at 450 West 33rd Street, New York, New York 10001, or at such other address as the Trustee may designate by notice to the Company, the Servicer, the Owners and the Certificate Insurer.

     Section 2.3. Purposes and Powers. The purpose of the Trust is to engage in the following activities and only such activities: (i) the issuance of the Certificates and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall permit the Trustee to take any action which would result in the loss of REMIC status for the Trust.

     Section 2.4. Appointment of the Trustee; Declaration of Trust. The Company hereby appoints the Trustee as trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to Section 10.8 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners and the Certificate Insurer, as their interests may appear.

     Section 2.5. Expenses of Trustee. The expenses of the Trust, including (i) any portion of the Trustee Fee not paid pursuant to Section 7.5(d)(i) hereof,
(ii) any reasonable expenses of the Trustee, and (iii) any other expenses of the Trust that have been reviewed by the Servicer, which review shall not be required in connection with the enforcement of a remedy by the Trustee resulting from a default under this Agreement, shall be paid directly by the Servicer. The Servicer shall pay directly the reasonable fees and expenses of counsel to the Trustee. The reasonable fees and expenses of the Trustee's counsel in connection with the review and delivery of this Agreement and related documentation shall be paid by the Servicer on the Startup Day.

     Section 2.6. Ownership of the Trust. On the Startup Day the ownership interests in the Trust and the subtrusts shall be transferred as set forth in
Section 4.2 hereof, such transfer to be evidenced by sale of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Sections 5.4 and 5.8 hereof.

     Section 2.7. Situs of the Trust. It is the intention of the parties hereto that the Trust constitute a trust under the laws of the State of New York; provided that it is understood that the Files may be held by the Custodian on behalf of the Trustee outside the State of New York. The Trust will be created and administered in, the State of New York. The Trust's only office will be at the office of the Trustee as set forth in Section 2.2 hereof.

     Section 2.8. Miscellaneous REMIC Provisions. (a) The Trust (other than the Pre-Funding Account, the Group II Available Funds Cap Carry-Forward Amount Account and the Capitalized Interest Account) shall elect to be treated as a REMIC under Section 860D of the Code, as described in Section 11.15. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of the election of the Trust (other than the Pre-Funding Account and the Capitalized Interest Account) to be treated as a REMIC.

     (b) The Class A Certificates are hereby designated as "regular interests" in the REMIC and the Class R Certificates are hereby designated as the "residual interest" in the REMIC, as defined in Section 860G(a) of the Code.

     (c) The Startup Day is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

     (d) The final scheduled Payment Date for any Class of Certificates is hereby set to be the Payment Date succeeding by one year the latest maturity date of any Mortgage Loan in the related Mortgage Loan Group, as follows:


                     Class                   Final Scheduled Payment Date
                     -----                   ----------------------------

            Class A-1 Certificates                    June 20, 2028

            Class A-2 Certificates                    March 20, 2027

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                        OF THE COMPANY AND THE SERVICER;
                  COVENANT OF COMPANY TO CONVEY MORTGAGE LOANS

     Section 3.1. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to the Trustee, the Certificate Insurer and to the Owners as of the Startup Day that:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Company has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

          (b) The execution and delivery of this Agreement and the other Operative Documents to which the Company is a party by the Company and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Company and will not violate the Company's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Company is a party or by which the Company is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company or any of its properties.

          (c) This Agreement and the other Operative Documents to which the Company is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Company, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (d) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which it is a party.

          (e) No action, suit, proceeding or investigation is pending or, to the best of the Company's knowledge, threatened against the Company which, individually or in the aggregate, might have consequences that would prohibit the Company from entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Company or its properties or might have consequences that would materially and adversely affect the validity or enforceability of Mortgage Loans or the Company's performance hereunder or under the other Operative Documents to which it is a party.

          (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

          (g) The statements contained in the Registration Statement which describe the Company or matters or activities for which the Company is responsible in accordance with the Operative Documents or which are attributed to the Company therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Company or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Company not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Company's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

          (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Company makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Company of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the Startup Day, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Company and the performance by the Company of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

          (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Company.

          (j) The Company received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans evidenced by the Certificates.

          (k) The Company did not sell any interest in any Mortgage Loan evidenced by the Certificates with any intent to hinder, delay or defraud any of its creditors.

          (l) The Company is solvent and the Company will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust or the sale of the Certificates.

          (m) On the Startup Day, the Trustee will have good title on behalf of the Trust to each Initial Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien.

          (n) There has been no material adverse change in any information submitted by the Company in writing to the Certificate Insurer.

          (o) To the best knowledge of the Company, no event has occurred which would allow any purchaser of the Class A Certificates not to be required to purchase the Class A Certificates on the Startup Day.

          (p) To the best knowledge of the Company, no document submitted by or on behalf of the Company to the Certificate Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (q) To the best knowledge of the Company, no material adverse change affecting any security for the Class A Certificates has occurred prior to delivery of and payment for the Class A Certificates.

          (r) The Company is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Company or legal documents associated with the transaction contemplated in this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Trustee.

     Section 3.2. Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to the Trustee, the Certificate Insurer and to the Owners as of the Startup Day that:

          (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Servicer is in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it, make such qualification necessary. The Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party. The Servicer has equity of at least $20,000,000, as determined in accordance with generally accepted accounting principles.

          (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

          (c) This Agreement and the other Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Servicer is a party.

          (e) No action, suit, proceeding or investigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, individually or in the aggregate, might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the

     Mortgage Loans or the Servicer's performance hereunder or under the other Operative Documents to which the Servicer is a party.

          (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

          (g) The statements contained in the Registration Statement which describe the Servicer or matters or activities for which the Servicer is responsible in accordance with the Operative Documents or which are attributed to the Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer not misleading. With respect to matters other than those referred to in the immediately preceding sentence, to the best of the Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

          (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

          (i) The collection practices used by the Servicer with respect to the Mortgage Loans directly serviced by it have been, and are in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

          (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

          (k) There are no Sub-Servicers as of the Startup Day.

          (l) The Servicer covenants that it will terminate any Sub-Servicer within ninety (90) days after being directed by the Certificate Insurer to do so.

          (m) There has been no material adverse change in any information submitted by the Servicer in writing to the Certificate Insurer.

          (n) To the best knowledge of the Servicer, no event has occurred which would allow any purchaser of the Class A Certificates not to be required to purchase the Class A Certificates on the Startup Day.

          (o) To the best knowledge of the Servicer, no document submitted by or on behalf of the Servicer to the Certificate Insurer contains any untrue or misleading statement of a material fact or fails to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (p) To the best knowledge of the Servicer, no material adverse change affecting any security for the Class A Certificates has occurred prior to delivery of and payment for the Class A Certificates.

          (q) The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially and adversely impact the financial condition or operations of the Servicer or legal documents associated with the transaction contemplated in this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Mortgage Loans to the Trustee.

     Upon discovery by any of the Originators, the Servicer, the Company, any Sub-Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in this Section 3.2 or in Section 3.1 hereof which materially and adversely affects the interests of the Owners or of the Certificate Insurer, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the party making such representation or warranty as to the facts stated therein, the party discovering such breach shall give prompt written notice to the other parties hereto and the Certificate Insurer. Within 30 days of its discovery or its receipt of notice of breach, the breaching party shall cure such breach in all material respects and, if such breaching party is the Servicer and upon the Servicer's continued failure to cure such breach, the Servicer may be removed by the Trustee or the Certificate Insurer pursuant to Section 8.20 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer.

     Section 3.3. Representations and Warranties of the Company with Respect to the Mortgage Loans. (a) The Company makes the following representations and warranties as to the Mortgage Loans on which the Certificate Insurer relies in issuing the Certificate Insurance Policies. Such representations and warranties speak as of the Startup Day (with respect to the Initial Mortgage Loans) and as of the respective Subsequent Transfer Date (with respect to the Subsequent Mortgage Loans) but shall survive the sale, transfer, and assignment of the related Mortgage Loans to the Trust:

          (i) The information with respect to each Initial Mortgage Loan and Subsequent Mortgage Loan set forth in the related Schedule of Mortgage Loans is true and correct as of the Cut-Off Date (or in the case of the Subsequent Mortgage Loans, on the related Subsequent Transfer Date); the Group I Original Aggregate Loan Balance in the Trust as of the Cut-Off Date is $18,563,694.90 and the Group II Original Aggregate Loan Balance in the Trust as of the CutOff Date is $35,077,095.40;

          (ii) All of the  original  or  certified  documentation  set  forth in
     Section 3.5 (including all material documents related thereto) with respect to each Initial Mortgage Loan has been or will be delivered to the Trustee on the Startup Day (or in the case of the Subsequent Mortgage Loans, on the related Subsequent Transfer Date) or as otherwise provided in Section 3.5;

          (iii) Each Mortgage Loan is being serviced by the Servicer or a Servicer Affiliate;

          (iv) The Note related to each Initial Mortgage Loan in Group I bears a fixed Coupon Rate of at least 8.750% per annum and the Note related to each Mortgage Loan in Group II bears a current Coupon Rate of at least 6.950% per annum;

          (v) No more than 0.24% of the Mortgage Loans were 30 or more days Delinquent;

          (vi) As of the Cut-Off Date, no more than 1.03% of the Original Aggregate Loan Balance of the Initial Mortgage Loans is secured by Properties located within any single zip code area;

          (vii) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects, to the description thereof set forth in the Registration Statement;

          (viii) As of the Cut-Off Date, no more than 1.50% and 1.38% of the Group I Original Aggregate Loan Balance and the Group II Original Aggregate Loan Balance, respectively, are secured by condominiums, townhouses, or planned unit developments;

          (ix) As of the Cut-Off Date, no more than 3.29% and 4.20% of the Group I Original Aggregate Loan Balance and the Group II Original Aggregate Loan Balance, respectively, are secured by investor-owned Properties;

          (x) The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus;

          (xi) No funds provided to borrower from a Second Mortgage Loan originated by the Company were concurrently used as a down payment for a First Mortgage Loan originated by the Company;

          (xii) All of the Notes in Group I and Group II are actuarial loans;

          (xiii) No more than 0.24% of the Original Aggregate Loan Balance, is secured by Second Mortgage Loans;

          (xiv) As of the Cut-Off Date, 100% of the Mortgage Loans in Group II had interest rates which were not fully indexed;

          (xv) The gross margin range for Six Month LIBOR Loans is 4.490% to 10.490% and, the gross margin for all Six Month LIBOR Loans when added to the current index, creates the fully-indexed range;

          (xvi) No Mortgage Loan has a remaining term in excess of 360 months;

          (xvii) With respect to each Mortgage Loan in Group II, each Mortgagor's debt-toincome ratio will qualify for the related Originator's underwriting guidelines for a similar credit grade borrower when the related Mortgage Loan in Group II is at a rate equal to the applicable initial Coupon Rate plus 2.0%;

          (xviii) There is no proceeding pending or to the best of the Company's knowledge threatened for the total or partial condemnation of any Property. No Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, other types of water damage, tornado, or other casualty so as to affect adversely the value of such Property as security for the Mortgage Loans or the use for which the premises were intended and each Property is in good repair;

          (xix) Each Mortgage  Loan  complies in all material  respects with all
     applicable   federal  and  state  laws  including  without  limitation  the
     Truth-in-Lending Act, as amended;

          (xx) Each Mortgage Loan is secured by a Property having an appraised value of less than $555,900;

          (xxi) The first Due Date of each Initial Mortgage Loan is no later than June 1, 1997;

          (xxii) On the Startup Day with respect to each Initial Mortgage Loan and on the related Subsequent Transfer Date with respect to each Subsequent Mortgage Loan, the Trustee will have good title on behalf of the Trust to each Mortgage Loan transferred on such date; and

          (xxiii) Each Mortgage  Loan  constitutes  a qualified  mortgage  under
     Section   860G(a)(3)(A)  of  the  Code  and  Treasury  Regulations  Section
     1-860G-2(a)(1).

     (b) Upon the discovery by the Company, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made herein in respect of any Mortgage Loan, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Company or any related Originator as to the facts stated therein, which materially and adversely affects the interests of the Owners or of the Certificate Insurer in such Mortgage Loan the party discovering such breach shall give prompt written notice to the other parties hereto and the Certificate Insurer, as their interests may appear. The Servicer shall promptly notify the related Originator of such breach and request that such Originator cure such breach or take the actions described in Section 3.4(b) hereof within the time periods required thereby, and if such Originator does not cure such breach in all material respects, the Company shall cure such breach or take such actions. Except as set forth in Section 3.4, the obligations of the Company or Servicer, as the case may be, shall be limited to the remedies for cure set forth in
Section 3.4 with respect to any Mortgage Loan as to which such a breach has occurred and is continuing; the remedies set forth in Section 3.4 shall constitute the sole remedy with respect to such breach available to the Owners, the Trustee and the Certificate Insurer.

     The Company  acknowledges  that a breach of any  representation or warranty
(x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan and (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Property is a priori the breach of a representation or warranty which "materially and adversely affects the interests of the Owners or of the Certificate Insurer" in such Mortgage Loan.

     Section 3.4 Covenants of the Company to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations. (a) With the provisos and limitations as to remedies set forth in this Section 3.4, upon the discovery by any Originator, the Company, the Servicer, the Certificate Insurer, any Sub-Servicer or the Trustee that the representations and warranties set forth in
Section  3.3 of this  Agreement  were untrue in any  material  respect as of the
Startup Day (or in the case of the Subsequent Mortgage Loans, as of the respective Subsequent Transfer Date), and that such breach of the representations and warranties materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties hereto and to the Certificate Insurer.

     (b) Upon the earliest to occur of the Company's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Certificate Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Owners or of the Certificate Insurer as set forth above, the Company hereby covenants and warrants that it shall promptly cure such breach in all material respects or it shall (or shall cause an affiliate of the Company to or an Originator to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan in the related Mortgage Loan Group which has given rise to the requirement for action by the Company a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together with the aggregate amount of all Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution, the Company, at its expense, shall cause to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of the Trust as a REMIC, and the Company shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of the Trust as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion. It is understood and agreed that the obligation of the Company to cure the defect, or substitute for or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Trustee and the Certificate Insurer.

     (c) In the event that any Qualified Replacement Mortgage is delivered by an Originator or by the Company to the Trust pursuant to this Section 3.4 or
Section 3.6 hereof, the related Originator and the Company shall be obligated to take the actions described in Section 3.4(b) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Company, the Servicer, the Certificate Insurer, any Sub-Servicer or the Trustee that any of the representations and warranties set forth in Section 3.3 above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Certificate Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the representations and warranties in Section 3.3 above referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

     (d) It is  understood  and  agreed  that the  covenants  set  forth in this
Section 3.4 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgages) to the Trustee.

     (e) The Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this section or the eligibility of any Mortgage Loan for purposes of this Agreement.

     Section 3.5. Conveyance of the Mortgage Loans. (a) The Company, concurrently with the execution and delivery hereof, hereby transfers, assigns, sets over and otherwise conveys without recourse, to the Trustee for the benefit of the Owners of the Certificates and the Certificate Insurer, all right, title and interest of the Company in and to each Initial Mortgage Loan listed on the Schedules of Mortgage Loans delivered by the Company on the Startup Day, all right, title and interest in and to principal and interest due on each such Initial Mortgage Loan after the Cut-Off Date (other than payments of principal due and interest accrued on or before the Cut-Off Date) and all its right, title and interest in and to all Insurance Policies; provided, however, that the Company reserves and retains all its right, title and interest in and to principal (including Prepayments) collected and principal and interest due on each Initial Mortgage Loan on or prior to the Cut-Off Date. The transfer by the Company of the Initial Mortgage Loans and the Subsequent Mortgage Loans set forth on the Schedules of Mortgage Loans is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Company.

     It is intended that the sale, transfer, assignment and conveyance herein contemplated constitute a sale of the Mortgage Loans conveying good title thereto free and clear of any liens and encumbrances from the Company to the Trust and that the Mortgage Loans not be part of the Company's estate in the event of an insolvency. In the event that any such conveyance or a conveyance pursuant to Section 3.8 and any Subsequent Transfer Agreement is deemed to be a loan, the parties intend that the Company shall be deemed to have granted to the Trustee a security interest of first priority in all of the Company's right, title and interest in the Mortgage, Note and the File, and that this Agreement shall constitute a security agreement under applicable law.

     In connection with the sale, transfer, assignment, and conveyance, from the Company to the Trustee, the Company has filed, in the appropriate office or offices in the States of California and New York, a UCC-1 financing statement executed by the Company as debtor, naming the Trustee as secured party and listing the Initial Mortgage Loans and the other property described above as collateral, and on or prior to each Subsequent Transfer Date the Company will file in such offices a UCC-1 financing statement listing the Subsequent Mortgage Loans so transferred as collateral. The characterization of the Company as a debtor and the Trustee as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Company's entire right, title and interest in the Mortgage Loans and the related Files to the Trust. In connection with such filing, the Company shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's and the Owners' interests in the Mortgage Loans and the related Files.

     (b) In connection with the transfer and assignment of the Mortgage Loans, the Company agrees to:

          (i) cause to be delivered, on or prior to the Startup Day (except as otherwise stated below) without recourse to the Custodian, on behalf of Trustee, on the Startup

     Day with respect to each Initial Mortgage Loan listed on the Schedule of Mortgage Loans or on each Subsequent Transfer Date with respect to each Subsequent Mortgage Loan:

               (a) the original Notes or certified copies thereof, endorsed without recourse by the related Originator, "Pay to the order of ______________________________, without recourse" or "Pay to the order of holder, without recourse." In the event that the Mortgage Loan was acquired by the related Originator in a merger, the endorsement must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the endorsement must be by the "(related Originator), formerly known as (previous name)";

               (b) originals of all intervening assignments, showing a complete chain of assignment from origination to the related Originator, if any, including warehousing assignments, with evidence of recording thereon (or, if an original intervening assignment has not been returned from the recording office, a certified copy thereof, the original to be delivered to Custodian on behalf of the Trustee forthwith after return);

               (c) originals of all assumption and modification agreements, if any (or, if an original assumption and/or modification agreement has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian on behalf of the Trustee forthwith after return);

               (d) either (A) the original Mortgage with evidence of recording thereon or a certified copy of the Mortgage as recorded, or (B) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, together with a receipt from the recording office or from a title insurance company or a certificate of an Authorized Person of the related Originator indicating that such Mortgage has been delivered for recording;

               (e) the original assignment of Mortgage for each Mortgage Loan conveying the Mortgage to The Chase Manhattan Bank, as Trustee of the First Alliance Mortgage Loan Trust 1997-1, which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the mortgaged property is located and, within 75 Business Days following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, a recorded assignment of each such Mortgage; provided that in the event that the Mortgage Loan was acquired by the related Originator in a merger, the assignment of Mortgage must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the assignment of Mortgage must be by the "(related Originator), formerly known as (previous name)" (subject to the foregoing, and where permitted under the applicable laws of the jurisdiction where the mortgaged property is located, the assignments of Mortgage may be made by blanket assignments for Mortgage Loans covering mortgaged properties situated within the same county or other permitted governmental subdivision); and

               (f) evidence of title insurance with respect to the mortgaged property in the form of a binder or commitment.

          (ii) except with respect to Mortgage Loans covered by opinions of counsel delivered in the manner set forth below ("Assignment Opinions"), cause, as soon as possible but no more than 75 Business Days following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, the Originators to deliver to the Custodian, on behalf of the Trustee, copies of all Mortgage assignments submitted for recording, together with a list of (x) all Mortgages for which no Mortgage assignment has yet been submitted for recording by the related Originator
     (y) reasons why the related Originator has not yet submitted such Mortgage assignments for recording; provided, however, that with respect to Mortgage Loans subject to jurisdiction in the states of California, Colorado, Idaho, Illinois, Ohio, Oregon, Pennsylvania, Washington, Georgia and Arizona an Originator shall not be required to record an assignment of a Mortgage if the Company furnishes to the Trustee and the Certificate Insurer, on or before the Startup Day with respect to the Initial Mortgage Loans, or on each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, at the Company's expense, the Assignment Opinions which opine that recording is not necessary to perfect the rights of the Trustee in the related Mortgage (in form satisfactory to the Certificate Insurer, Moody's and Standard & Poor's); provided further, however, notwithstanding the delivery of any legal opinions, each assignment of mortgage shall be recorded upon the earliest to occur of: (i) the instructions by the Certificate Insurer to so record such assignments (such instructions shall be given by the Certificate Insurer using reasonable discretion) or (ii) the occurrence of an Event of Servicing Termination. With respect to any Mortgage assignment set forth on the aforementioned list which has not been submitted for recording for a reason other than a lack of original recording information or with respect to Mortgages not covered by the Assignment Opinions, the Custodian, on behalf of the Trustee shall make an immediate demand on the Company to cause such Mortgage assignments to be prepared and shall inform the Certificate Insurer of the Company's failure to cause such Mortgage assignments to be prepared. Thereafter, the Custodian and the Trustee shall cooperate in executing any documents prepared by the Certificate Insurer and submitted to the Custodian and the Trustee in connection with this provision. Following the expiration of the 75-Business Day period following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans and except with respect to Mortgages covered by the Assignment Opinions, the Company shall cause to be prepared a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the related Originator and shall promptly deliver a copy of such Mortgage assignment to the Custodian, on behalf of the Trustee.

     All recording required pursuant to this Section 3.5 shall be accomplished at the expense of the Originators or of the Company. Notwithstanding anything to the contrary contained in this Section 3.5, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Company shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian, on behalf of the Trustee, of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

     Copies of all Mortgage assignments received by the Custodian, on behalf of the Trustee shall be kept in the related File.

     (c) In the case of Initial Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Company, in lieu of the foregoing, will deliver within 15 Business Days after the Startup Day to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit D.

     (d) The Company shall transfer, assign, set over and otherwise convey without recourse, to the Trustee all right, title and interest of the Company in and to any Qualified Replacement Mortgage delivered to the Custodian, on behalf of the Trustee, on behalf of the Trust by the Company pursuant to Section 3.4 or
Section 3.6 hereof and all its right, title and interest to principal and interest due on such Qualified Replacement Mortgage after the applicable Replacement Cut-Off Date; provided, however, that the Company shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage on and prior to the applicable Replacement Cut-Off Date.

     (e) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Custodian, on behalf of the Trustee, will transfer, assign, set over and otherwise convey without recourse, on the Company's order, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to principal and interest due on such released Mortgage Loan after the applicable Replacement Cut-Off Date; provided, however, that the Trust shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Mortgage Loan on and prior to the applicable Replacement Cut-Off Date.

     (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Trustee on behalf of the Trust, the Company agrees to cause to be delivered to the Custodian, on behalf of the Trustee, the items described in Section 3.5(b) on the date of such transfer and assignment or if a later delivery time is permitted by Section 3.5(b) then no later than such later delivery time.

     (g) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Custodian, on behalf of the Trustee, shall deliver on the date of conveyance of such Qualified Replacement Mortgage, and on the order of the Company (i) the original Note, or the certified copy, relating thereto, endorsed without recourse, to the Company and
(ii) such other documents as constituted the File with respect thereto.

     (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Company shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

     (i) The Company shall reflect on its records that the Mortgage Loans have been sold to the Trust.

     Section 3.6. Acceptance by Trustee; Certain Substitutions of Mortgage Loans; Certification by Trustee.

     (a) The Trustee agrees to cause the Custodian to execute and deliver to the Company, the Servicer and the Certificate Insurer on the Startup Day an Initial Certification in the form annexed hereto as Exhibit E to the effect that, as to each Mortgage Loan listed in the Schedules of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedules of Mortgage Loans as to loan number and address accurately reflects information set forth in the File. The Trustee and the Custodian shall not be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. Within 90 days of the Startup Date (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Subsequent Mortgage Loan or Qualified Replacement Mortgage, within 45 days after the assignment thereof) the Trustee shall cause the Custodian to deliver to the Company, Certificate Insurer and the Servicer a Final Certification in the form annexed hereto as Exhibit F evidencing the completeness of the Files, with any applicable exceptions noted thereon.

     (b) If in the process of reviewing the Files and preparing the certifications referred to above the Custodian, on behalf of the Trustee, finds any document or documents constituting a part of a File which is not properly executed, has not been received within the specified period or is unrelated to the Mortgage Loans identified in the Schedules of Mortgage Loans, or that any Mortgage Loan does not conform as to loan number and address as set forth in the Schedules of Mortgage Loans, the Custodian, on behalf of the Trustee, shall promptly notify the Company and the Certificate Insurer. The Company shall use reasonable efforts to cure any such defect within 60 days from the date on which the Company was notified of such defect, and if the Company does not cure such defect in all material respects during such period, the Company will (or will cause the related Originator or an affiliate of the Company to) on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or
(ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution the Company shall cause at the Company's expense to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of the Trust as a REMIC, and the Company shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of the Trust as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion.

     Section 3.7. Cooperation Procedures. (a) The Company shall, in connection with the delivery of each Qualified Replacement Mortgage to the Custodian, on behalf of the Trustee, provide the Trustee with the information set forth in the Schedules of Mortgage Loans with respect to such Qualified Replacement Mortgage.

     (b) The Company, the Servicer and the Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required to be obtained by any of them in connection with their respective duties hereunder.

     (c) The Servicer shall maintain such accurate and complete accounts, records and computer systems pertaining to each File as shall enable it and the Trustee to comply with this Agreement. In performing its recordkeeping duties the Servicer shall act in accordance with the servicing standards set forth in this Agreement. The Servicer shall conduct, or cause to be conducted, periodic audits of its accounts, records and computer systems as set forth in Sections 8.16 and 8.17 hereof. The Servicer shall promptly report to the Trustee any failure on its part to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

     (d) The Company further confirms to the Trustee that it has caused the portions of the electronic ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Mortgage Loans have been sold, transferred, assigned and conveyed to the Trustee and constitute part of the Trust Estate in accordance with the terms of the trust created hereunder and that the Company will treat the transaction contemplated by such sale, transfer, assignment and conveyance as a sale for accounting purposes.

     Section 3.8. Conveyance of the Subsequent Mortgage Loans. (a) Subject to the satisfaction of the conditions set forth in Section 3.5 and paragraphs (b),
(c) and (d) below (based on the Trustee's review of such conditions) in consideration of the Trustee's delivery on the relevant Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in the PreFunding Account, the Company shall on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee, all of the Company's right, title and interest in and to each Subsequent Mortgage Loan listed on the related Schedule of Mortgage Loans (other than any principal and interest payments due thereon on or prior to the relevant Subsequent Cut-Off Date) which the Company is causing to be delivered to the Custodian, on behalf of the Trustee herewith (and all substitutions therefor as provided by Sections 3.3, 3.4 and 3.6) together with the related Subsequent Mortgage Loan documents and the Company's interest in any Property which secured a Subsequent Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing).

     The transfer by the Company of the Subsequent Mortgage Loans set forth on the related Schedule of Mortgage Loans to the Trustee shall be absolute and shall be intended by the Owners and all parties hereto to be treated as a sale by the Company. Any Subsequent Mortgage Loan so transferred will be included in one and only one of either Group I or Group II. The amount released from the PreFunding Account shall be one hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. Upon the transfer by the Company of the Subsequent Mortgage Loans hereunder, such Subsequent Mortgage Loans (and all principal and interest due thereon subsequent to the Subsequent Cut Off Date) and all other rights and interests with respect to such Subsequent Mortgage Loans transferred pursuant to a Subsequent Transfer Agreement shall be deemed for all purposes hereunder to be part of the Trust Estate. The Company hereby covenants and agrees to use its best efforts to ensure that a sufficient amount of Subsequent Mortgage Loans will be transferred to the Trust during the Funding Period to reduce the Pre-Funded Amount to less than $100,000 for each Group.

     (b) The obligation of the Trustee to accept the transfer of the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

          (i) the Company shall have provided the Trustee and the Certificate Insurer with an Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

          (ii) the Company shall have delivered to the Trustee a duly executed Subsequent Transfer Agreement (including an acceptance by the Trustee) in substantially the form of Exhibit L, which shall include a Schedule of Mortgage Loans, listing the Subsequent Mortgage Loans and any other exhibits listed thereon;

          (iii) the Company shall have deposited in the Principal and Interest Account all principal collected and interest due in respect of such Subsequent Mortgage Loans on or after the related Subsequent Cut Off Date;

          (iv) as of each Subsequent Transfer Date, the Company is not insolvent, nor will it be made insolvent by such transfer, nor is it aware of any pending insolvency;

          (v) the Funding Period shall not have ended;

          (vi) the Company shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate confirming the satisfaction of each condition precedent specified in items (i) through (v) of this paragraph (b) and paragraphs (c) and (d) below and in the related Subsequent Transfer Agreement;

          (vii) the Company shall have delivered to the Trustee, the Rating Agencies and the Certificate Insurer opinions of counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the opinions of counsel delivered to the Certificate Insurer and the Trustee on the Startup Day with respect to the Initial Mortgage Loans (bankruptcy, corporate and tax); and

          (viii) the Certificate Insurer retains the right to adjust the loss coverage requirements, including, but not limited to the Specified Subordinated Amount, if the final pool of Mortgage Loans differs materially from the Initial Mortgage Loan pool. Prior to any such adjustment, the Certificate Insurer shall give written notice to the Rating Agencies.

     (c) The obligation of the Trust to purchase Subsequent Mortgage Loans for addition to Group I on a Subsequent Transfer Date is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut Off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 30 years; (iii) such Subsequent Mortgage Loan will have a Combined Loan-to-Value Ratio of not more than 80% and (iv) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans (including the Subsequent Mortgage Loans) in Group I (a) will have a weighted average Coupon Rate of at least 10.07%; (b) will have a weighted average Combined Loan-to-Value Ratio of not more than 58.57%; (c) will have an average current loan balance of not greater than $79,600 and not more than 4.5% of the Mortgage Loans in Group I may have a principal balance in excess of $225,000 and will satisfy the representations and warranties set forth in Section 3.3 hereof. In addition, the final pool of Mortgage Loans in Group I shall conform to the guidelines set forth in paragraph 28 of the "Commitment to Issue a Financial Guaranty Insurance Policy dated March 25, 1997" from the Certificate Insurer to the Company relating to the Fixed Rate Certificate Insurance Policy.

     (d) The obligation of the Trust to purchase Subsequent Mortgage Loans for addition to Group II on a Subsequent Transfer Date is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut Off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 30 years; (iii) such Subsequent Mortgage Loan will have a Combined Loan to Value Ratio of not more than 80%; and (iv) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans (including the Subsequent Mortgage Loans) in Group II (a) will have a weighted average coupon rate of at least 8.80%; (b) will have a weighted average Combined Loan to Value Ratio of not more than 62.43%; and (c) will have an average current loan balance not greater than $89,000, no Mortgage Loan with a principal balance in excess of $535,000 and not more than 4.62% of the Mortgage Loans in Group II may have a principal balance in excess of $225,000 and (d) will satisfy the representations and warranties set forth in Section 3.3 hereof. In addition, the final pool of Mortgage Loans in Group II shall conform to the guidelines set forth in paragraph 28 of the "Commitment to Issue a Financial Guaranty Insurance Policy dated March 25, 1997 from the Certificate Insurer to the Company relating to the Variable Rate Certificate Insurance Policy.

     (e) In connection with each Subsequent Transfer Date and on the Payment Date occurring in April 1997, the Trustee shall determine: (i) the amount and correct dispositions of the Group I and Group II Capitalized Interest Requirements, Overfunded Interest Amounts, Pre-Funding Account Earnings and the Pre-Funded Amount and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are released as a result of an error in calculation to the Owners or the Company from the Pre-Funding Account or from the Capitalized Interest Account, such Owners or the Company shall immediately repay such amounts to the Trustee.

                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

     Section 4.1. Issuance of Certificates. On the Startup Day, upon the Trustee's receipt from the Company of an executed Delivery Order in the form set forth as Exhibit G hereto, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust in accordance with the directions set forth in such Delivery Order.

     Section 4.2. Sale of Certificates. At 10:00 a.m. Eastern Standard Time on the Startup Date, at the offices of Arter & Hadden, 1801 K Street, N.W., Washington, D.C. 20006, the Company will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will (i) deliver to the Underwriter the Class A Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co. or in such other names as the Underwriters shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee, (ii) deliver to First Alliance Residual Holding Company a Class R Certificate, with a Percentage Interest equal to 99.99%, and
(iii) deliver to the Company a Class R Certificate with a Percentage Interest equal to 0.01%. Upon the Trustee's receipt of the entire net proceeds of the sale of the Class A Certificates the Company shall instruct the Trustee to: (a) deposit (i) an amount equal to the Original Pre-Funded Amount in the Pre-Funding Account and (ii) an amount equal to $90,806.61 in the Capitalized Interest Account contributed by the Company out of such proceeds or otherwise, (b) pay any fees and expenses identified by the Company and (c) pay to the Company the balance after deducting such amounts. The Company shall pay directly to the Certificate Insurer the Initial Premiums.

                                    ARTICLE V

                     CERTIFICATES AND TRANSFER OF INTERESTS

     Section 5.1. Terms. (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates or the underlying Notes guaranteed by any Person (except that the Notes may be recourse to the Mortgagors thereof to the extent permitted by law and except for the rights of the Trustee with respect to the Certificate Insurance Policies). Distributions on the Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Servicing Fees), moneys in the Principal and Interest Account, except as otherwise provided herein, moneys in the Pre-Funding Account and the Capitalized Interest Account from earnings on moneys and the proceeds of property held as a part of the Trust Estate and, upon the occurrence of certain events, from Insured Payments. Each Certificate entitles the Owner thereof to receive monthly on each Payment Date, in order of priority of distributions with respect to such Class of Certificates a specified portion of such payments with respect to the Mortgage Loans in the related Mortgage Loan Group and certain related Insured Payments, pro rata in accordance with such Owner's Percentage Interest.

     (b) Each Owner is required, and hereby agrees, to return to the Trustee at the Corporate Trust Office any Certificate prior to the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be Outstanding for any purpose of this Agreement.

     Section 5.2. Forms. The Class A-1 Certificates, the Class A-2 Certificates and the Class R Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2 and C hereof, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Company's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws or as may, consistently herewith, be determined by the Authorized Officer of the Trustee executing such Certificates, as evidenced by his execution thereof.

     Section 5.3. Execution, Authentication and Delivery. Each Certificate shall be executed on behalf of the Trust, by the manual or facsimile signature of one of the Trustee's Authorized Officers and shall be authenticated by the manual or facsimile signature of one of the Trustee's Authorized Officers.

     Certificates bearing the manual signature of individuals who were at any time the proper officers of the Trustee shall, upon proper authentication by the Trustee, bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

     The initial Certificates shall be dated as of the Startup Day and delivered at the Closing to the parties specified in Section 4.2 hereof.

     No Certificate shall be valid until executed and authenticated as set forth above.

     Section 5.4. Registration and Transfer of Certificates. (a) The Trustee, as registrar, shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar (the "Registrar") for the purpose of registering Certificates and transfers of Certificates as herein provided. The Owners and the Certificate Insurer shall have the right to inspect the Register during business hours upon reasonable notice (but no less than 2 Business Days) and to obtain copies thereof.

     (b) Subject to the provisions of Section 5.8 hereof, upon surrender for registration of transfer of any Certificate at the office designated as the location of the Register, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate principal amount of the Certificate so surrendered.

     (c) At the option of any Owner, Certificates of any Class owned by such Owner may be exchanged for other Certificates authorized of like Class, tenor, aggregate original principal amount and bearing numbers not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at the office designated as the location of the Register. Whenever any Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate or Certificates which the Owner making the exchange is entitled to receive.

     (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

     (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Owner thereof or his attorney duly authorized in writing.

     (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust.

     (g) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the Original
Certificate Principal Balance of such Class. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

     On the Startup Day, no Class A Certificates shall be issued in denominations of less than $1,000 except for one Certificate of each Class which may be in a denomination of less than $1,000; accordingly the Trust shall not issue tail certificates on the Startup Day.

     The Company and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

     With respect to Class A Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Company, the Servicer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Company, the Servicer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Class A Certificates, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any notice with respect to the Class A Certificates or
(iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a registered Owner of a Class A Certificate as shown in the Register shall receive a certificate evidencing such Class A Certificate.

     Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Class A Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

     (h) In the event that (i) the Depository or the Company advises the Trustee and the Certificate Insurer in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Company or the Trustee is unable to locate a qualified successor or (ii) the Company at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Company may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Company and at the Company's expense, or such depository's agent or designee but, if the Company does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names registered Owners of Class A Certificates transferring Class A Certificates shall designate, in accordance with the provisions hereof.

     (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates and all notices with respect to such Class A Certificates shall be made and given, respectively, in the manner provided in the Representation Letter.

     Section 5.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any
Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be reasonably required by it to hold the Trustee harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate principal amount, bearing a number not contemporaneously outstanding.

     Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust.

     Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

     Section 5.6. Persons Deemed Owners. The Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by notice to the contrary.

     Section 5.7. Cancellation. All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates may be held by the Trustee in accordance with its standard retention policy.

     Section 5.8. Limitation on Transfer of Ownership Rights. (a) No sale or other transfer of any Class A Certificate shall be made to the Company, any Originator or any of their respective affiliates. Furthermore, before the earlier of (i) the date on which the Funding Period expires and (ii) the date on which the Department of Labor amends Prohibited Transaction Exemption 90-32 to permit the use of pre-funding accounts thereunder, no sale or other transfer of record or beneficial ownership of any Class A Certificate shall be made to any Person until such Person delivers to the Trustee an opinion of counsel from the prospective transferee of such Certificate, from the prospective transferee of such Certificate, acceptable to, and in form and substance satisfactory to the Company, to the effect that such transferee is not a pension or benefit plan or individual retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to Section 4975 of the Code or an entity whose underlying assets are deemed to be assets of such a plan or arrangement by reason of such plan's or arrangement's investment in the entity, as determined under U.S. Department of Labor Regulations 29 C.F.R. ss. 2510.3-101 or otherwise (collectively, a "Plan").

     (b) No sale or other transfer of record or beneficial ownership of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization or agent of a Disqualified Organization. The transfer, sale or other disposition of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be an Owner for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate. Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Class R Certificate nor authenticate and make available any new Class R Certificate unless the Trustee has received an affidavit from the proposed transferee that such transferee is not a Plan. Each holder of a Class R Certificate, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.8(b).

     (c) No other sale or other transfer of record or beneficial ownership of a Class R Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event such a transfer is to be made within three years from the Startup Day, (i) the Trustee and the Company shall require a written opinion of counsel acceptable to and in form and substance satisfactory to the Company and the Certificate Insurer in the event that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall not be an expense of the Trustee, the Trust Estate or the Certificate Insurer, and (ii) the Trustee shall require the Transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Company and the Certificate Insurer certifying to the Trustee, the Certificate Insurer and the Company the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Trust Estate, the Certificate Insurer or the Company. The Owner of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Insurer and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Section 5.9. Assignment of Rights. An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of
Section 5.4 and Section 5.8 hereof.

                                   ARTICLE VI

                                    COVENANTS

     Section 6.1. Distributions. On each Payment Date, the Trustee will withdraw amounts from the Certificate Account and make the distributions with respect to the Certificates in accordance with the terms of the Certificates and this Agreement. Such distributions shall be made (i) by check mailed on each Payment Date or (ii) if requested by any Owner, to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Payment Date, in each case to each Owner of record on the immediately preceding Record Date; provided, however, that an Owner of a Class A Certificate shall only be entitled to payment by wire transfer if such Owner owns Class A Certificates in the aggregate denomination of at least $5,000,000.

     Section 6.2. Money for Distributions to be Held in Trust; Withholding. (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate Account pursuant to
Section 7.5 hereof or from Insured Payments shall be made by and on behalf of the Trustee, and no amounts so withdrawn from the Certificate Account for payments of the Certificates and no Insured Payment shall be paid over to the Trustee except as provided in this Section.

     (b) The Trustee on behalf of the Trust shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     (c) Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate and remaining unclaimed by the Owner of such Class A Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid first to the Certificate Insurer on account of any Reimbursement Amounts and second to the Owners of the Class R Certificates; and the Owner of such Class A Certificate shall thereafter, as an unsecured general creditor, look only to the Certificate Insurer or the Owners of the Class R Certificates for payment thereof (but only to the extent of the amounts so paid to the Certificate Insurer or the Owners of the Class R Certificates), and all liability of the Trustee with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment, shall at the expense of the Trust cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Certificate Insurer or the Owners of the Class R Certificates. The Trustee shall, at the direction of the Company, also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).

     Section 6.3. Protection of Trust Estate. (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and, upon request of the Certificate Insurer, or, with the consent of the Certificate Insurer, at the request and expense of the Company, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request from the Company or the Certificate Insurer, to:

          (i) more effectively hold in trust all or any portion of the Trust Estate;

          (ii) perfect, publish notice of or protect the validity of any grant made or to be made by this Agreement;

          (iii) enforce any of the Mortgage Loans; or

          (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

     The Trustee shall send copies of any request received from the Certificate Insurer or the Company to take any action pursuant to this Section 6.3 to the other party.

     (b) The Trustee shall have the power to enforce, shall enforce the obligations of the other parties to this Agreement and of the Certificate Insurer, by action, suit or proceeding at law or equity and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and
(ii) when required by this Agreement, have been requested to take such action by a majority of the Percentage Interests represented by the affected Class or Classes of Class A Certificates then Outstanding or, if there are no longer any affected Class A Certificates then outstanding, by such majority of the Percentage Interests represented by the Class R Certificates.

     (c) The Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

     Section 6.4. Performance of Obligations. The Trustee will not take any action that would release the Company or the Certificate Insurer from any of their respective covenants or obligations under any instrument or document relating to the Trust Estate or the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

     The Trustee may contract with other Persons to assist it in performing its duties hereunder.

     Section 6.5. Negative Covenants. The Trustee will not, to the extent within the control of the Trustee, take any of the following actions:

          (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

          (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

          (iii)   incur,   assume  or  guaranty  on  behalf  of  the  Trust  any
     indebtedness of any Person except pursuant to this Agreement;

          (iv) dissolve or liquidate the Trust Estate in whole or in part, except pursuant to Article IX hereof; or

          (v) (A) impair the validity or effectiveness of this Agreement, or release any Person from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) create or extend any lien, charge, adverse claim, security interest, mortgage or other encumbrance to or upon the Trust Estate or any part thereof or any interest therein or the proceeds thereof.

     Section 6.6. No Other Powers. The Trustee will not, to the extent within the control of the Trustee, permit the Trust to engage in any business activity or transaction other than those activities permitted by Section 2.3 hereof.

     Section 6.7. Limitation of Suits. No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policies or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Owner has previously given written notice to the Company and the Trustee of such Owner's intention to institute such proceeding;

     (2) the Owners of not less than 25% of the Percentage Interests represented by the affected Class or Classes of Certificates then Outstanding or, if there are no affected Classes of Class A Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class R Certificates shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default;

     (3) such Owner or Owners have offered to the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

     (5) as long as any Class A Certificates are Outstanding, the Certificate Insurer has consented in writing thereto; and

     (6) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificate Insurer or by the Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

     In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of this Agreement.

     Section 6.8. Unconditional Rights of Owners to Receive Distributions. Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

     Section 6.9. Rights and Remedies Cumulative. Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee, the Certificate Insurer or to the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 6.10. Delay or Omission Not Waiver. No delay of the Trustee, the Certificate Insurer or any Owner of any Certificate to exercise any right or remedy under this Agreement to any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of

Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee, the Certificate Insurer or the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Certificate Insurer or the Owners, as the case may be.

     Section 6.11. Control by Owners. The Certificate Insurer or the Owners of a majority of the Percentage Interests represented by the Class A Certificates then Outstanding, with the consent of the Certificate Insurer (which may not be unreasonably withheld), or, if there are no longer any Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates then Outstanding, with the consent of the Certificate Insurer (which may not be unreasonably withheld), may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section 6.3, Section 8.20 and Section
10.1 hereof, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Agreement;

     (2) the Trustee shall have been provided with indemnity satisfactory to it; and

     (3) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

     Section 6.12. Access to Owners of Certificates' Names and Addresses. (a) If any Owner (for purposes of this Section 6.12, an "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Owners with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Owners of record as of the most recent Payment Date.

     (b) Every Owner, by receiving and holding such list, agrees with the Trustee that the Trustee shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Owners hereunder, regardless of the source from which such information was derived.

                                   ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 7.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any Sub-Servicer and (b) Insured Payments. The Trustee shall hold all such money and property received by it, other than pursuant to or as contemplated by Section 6.2(b) hereof, as part of the Trust Estate and shall apply it as provided in this Agreement.

     Section 7.2. Establishment of Accounts. (a) The Company shall cause to be established, and the Trustee shall maintain, at the Corporate Trust Office, a Certificate Account to be held by the Trustee so long as the Trustee qualifies as a Designated Depository Institution and if the Trustee does not so qualify, then by any Designated Depository Institution in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

     (b) The Company shall cause to be established, and the Trustee shall maintain, at the corporate trust office of the Trustee, a Pre-Funding Account and a Capitalized Interest Account to be held by the Trustee in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

     Section 7.3. The Certificate Insurance Policies. (a) (i) On the Business Day prior to each Payment Date the Trustee shall determine with respect to the immediately following Payment Date, the amount on deposit in the Certificate Account on such Payment Date and available to be distributed to the Owners on such Payment Date with respect to Group I (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings) and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cashflow from Group I included in such amount plus (B) any amount of Total Monthly Excess Cashflow from either Group to be applied on account of Group I on such Payment Date to the Class A-1 Certificates plus (C) any deposit to the Certificate Account from the Pre-Funding Account or the Capitalized Interest Account expected to be made with respect to Group I on such Payment Date. The amount described in clause (A) of the preceding sentence with respect to each Payment Date is the "Group I Available Funds"; the sum of the amounts described in clauses (A), (B) and (C) of the preceding sentence with respect to each Payment Date is the "Group I Total Available Funds."

     (ii) On the Business Day prior to each Payment Date, the Trustee shall determine with respect to the immediately following Payment Date, the amount on deposit in the Certificate Account on such Payment Date and available to be distributed to the Owners on such Payment Date with respect to Group II (disregarding the sum of (x) the amount of any Insured Payments and (y) the amount of any expected investment earnings), and equal to the sum of (A) such amount excluding the amount of any Total Monthly Excess Cashflow from Group II included in such amount plus (B) any amounts of Total Monthly Excess Cashflow from either Group to be applied on account of Group II on such Payment Date to the Class A-2 Certificates plus (C) any deposit to the Certificate Account from the Pre-Funding Account or the Capitalized Interest Account expected to be made with respect to Group II on such Payment Date. The amount described in clause
(A) of the preceding sentence with respect to each Payment Date is the "Group II Available Funds"; the sum of the amounts described in clauses (A), (B) and (C) of the preceding sentence with respect to each Payment Date is the "Group II Total Available Funds".

     (b) If (i) the Class A-1 Current Interest for any Payment Date exceeds the Group I Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Group I Premium Amount and the Group I Trustee Fee due on such Payment Date and/or (ii) a Group I Subordination Deficit exists for such Payment Date (any such event being a "Group I Total Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A to the Fixed Rate Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Group I Total Available Funds Shortfall. Similarly, if (i) the Class A-2 Current Interest for any Payment Date exceeds the Group II Total Available Funds for such Payment Date after deducting amounts payable therefrom, if any, for the Group II Premium Amount and the Group II Trustee Fee due on such Payment Date and/or (ii) the Group II Subordination Deficit exists for such
Payment Date (any such event being a "Group II Total Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A to the Variable Rate Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Group II Total Available Funds Shortfall.

     (c) The Certificate Insurer shall forward to the Trustee Insured Payments at such time and in the manner specified in the related Certificate Insurance Policy. Upon receipt of Insured Payments from the Certificate Insurer on behalf of Owners, the Trustee shall deposit such Insured Payments in the Certificate Account and shall distribute such Insured Payments, or the proceeds thereof, in accordance with Section 7.5(d)(iv) to the Owners of the Class A Certificates of the related Class.

     (d) The Trustee shall (i) receive Insured Payments as attorney-in-fact of each Owner of the Class A Certificates of the related Class receiving any Insured Payment from the Certificate Insurer and (ii) disburse such Insured Payment to the Owners of Offered Certificates as set forth in Section 7.5(d)(iv). Insured Payments disbursed by the Trustee from proceeds of a Certificate Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to the related Class A Certificates, and the Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(d)(ii)(C) and 7.5(d)(ii)(D) hereof. Each Owner of Class A Certificates by its acceptance thereof recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of such Class A Certificates the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(d)(ii)(C) and 7.5(d)(ii)(D) hereof.

     Section 7.4 Pre-Funding Account and Capitalized Interest Account (a) On the Startup Day, the Company will deposit, on behalf of the Owners of the Class A Certificates, in the Pre- Funding Account the Original Pre-Funded Amount, from the proceeds of the sale of the Class A Certificates in an amount equal to the sum of (i) the Original Group I Pre-Funded Amount, from the proceeds of the sale of the Class A-1 Certificates and (ii) the Original Group II Pre-Funded Amount, from the proceeds of the sale of the Class A-2 Certificates.

     (b) On any Subsequent Transfer Date, the Company shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Loan Balances of the Subsequent Mortgage Loans sold to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Sections 3.5 and 3.8 hereof with respect to such transfer; in connection with such instructions the Company shall additionally inform the Trustee whether such Subsequent Mortgage Loans are being transferred to Group I or Group II. In no event shall the Company be permitted to instruct the Trustee to release from the Pre-Funding Account to the Certificate Account with respect to Subsequent Mortgage Loans to be transferred to Group I an amount in excess of the Original Group I Pre-Funded Amount or to release from the Pre-Funding Account to the Certificate Account with respect to Subsequent Mortgage Loans to be transferred to Group II an amount in excess of the Original Group II Pre-Funded Amount.

     (c) On or before the April 1997 Payment Date, the Trustee shall withdraw from the Pre-Funding Account the amount (exclusive of any related Pre-Funding Account Earnings still on deposit therein) remaining in the Pre-Funding Account, with respect to each Group of Mortgage Loans and deposit such amount to the Certificate Account, for the benefit of the Owners of the related Certificates, as applicable.

     (d) On or before the April 1997 Payment Date,  the Trustee  shall  transfer
from  the  Pre-Funding  Account  to  the  Capitalized   Interest  Account,   the
Pre-Funding Account Earnings, if any, applicable to such Payment Date.

     (e) On or before the April 1997 Payment Date the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account, (i) with respect to Group I, the Group I Capitalized Interest Requirement for such
Payment Date and (ii) with respect to Group II, the Group II Capitalized Interest Requirement for such Payment Date.

     (f) On each Subsequent Transfer Date the Trustee shall distribute from the Capitalized Interest Account the Overfunded Interest Amount (calculated by the Trustee on the day prior to such Subsequent Transfer Date) to the Company and on the Payment Date in April 1997, the Trustee shall distribute to the Company any amounts remaining in the Capitalized Interest Account after taking into account the transfers on such Payment Date described in clause (e) above. Thereafter, the Capitalized Interest Account shall be closed. All amounts, if any, remaining in the Capitalized Interest Account on such day shall be transferred to the Company.

     Section 7.5. Flow of Funds. (a) The Trustee shall deposit to the Certificate Account with respect to Group I, without duplication, (i) upon receipt, any Insured Payments relating to Group I, the proceeds of any liquidation of the assets of the Trust, insofar as such assets relate to Group I, the Group I Monthly Remittance Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts received by the Trustee (each with respect to Group I), (ii) on the first Payment Date, the Group I Capitalized Interest Requirement and any PreFunding Account Earnings related to Group I to be transferred on such Payment Date from the Capitalized Interest Account for the Payment Date, pursuant to
Section 7.4(e) hereof and (iii) the amount, if any, to be transferred on such Payment Date from the Pre-Funding Account pursuant to Section 7.4(c) hereof.

     (b) The Trustee shall deposit to the Certificate Account with respect to Group II, without duplication, (i) upon receipt, any Insured Payments relating to Group II, the proceeds of any liquidation of the assets of the Trust, insofar as such assets relate to Group II, the Group II Monthly Remittance Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts received by the Trustee (each with respect to Group II), (ii) on the first Payment Date, the Group II Capitalized Interest Requirement and any Pre-Funding Account Earnings related to Group II to be transferred on such Payment Date pursuant to Section 7.4(e) hereof and (iii) the amount, if any, to be transferred on such Payment Date from the Pre-Funding Account pursuant to Section 7.4(c) hereof.

     (c) [Reserved].

     (d) With respect to the Certificate Account, on each Payment Date, the Trustee shall make the following allocations, disbursements and transfers for each Mortgage Loan Group from amounts deposited therein pursuant to subsections
(a) and (b), respectively in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

(i) first, on each Payment Date from amounts then on deposit in the Certificate Account (A) to the Trustee, the Trustee Fee and (B) commencing on the third Payment Date following the Startup Day and each Payment Date thereafter, to the Certificate Insurer, from amounts then on deposit in the Certificate Account, (x) from amounts then on deposit therein with respect to Group I, the Group I Premium Amount for such Payment Date and (y) from amounts then on deposit therein with respect to Group II, the Group II Premium Amount for such Payment Date;

(ii) second, on each Payment Date, the Trustee shall allocate an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to such Mortgage Loan Group and Payment Date plus (y) any Subordination Reduction Amount with respect to such Mortgage Loan Group and Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Mortgage Loan Group and Payment Date) with respect to each Mortgage Loan Group in the following order of priority:

     (A) first, such Total Monthly Excess Cashflow with respect to each Group shall be allocated to the payment of the related Class A Distribution Amount pursuant to clause (iv) below on such Payment Date with respect to the related Mortgage Loan Group in an amount equal to the difference, if any, between (x) the related Class A Distribution Amount (calculated only with respect to clause (y) of the definition of the related Group I or Group II Principal Distribution Amount and without any Subordination Increase Amount) for such Payment Date and
          (y) the Available Funds with respect to such Mortgage Loan Group for such Payment Date (the amount of such difference being the "Group I or the Group II Available Funds Shortfall" with respect to the related Mortgage Loan Group);

     (B) second, any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the application described in clause (A) above shall be allocated against any Available Funds Shortfall with respect to the other Mortgage Loan Group and to the payment of the Class A Distribution Amount with respect to the other Mortgage Loan Group pursuant to clause (iv) below;

     (C) third, any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the allocations described in clauses (A) and (B) above shall be disbursed to the Certificate Insurer in respect of amounts owed on account of any Reimbursement Amount with respect to the related Mortgage Loan Group; and

     (D) fourth, any portion of the Total Monthly Excess Cashflow with respect to such Mortgage Loan Group remaining after the allocations described in clauses (A), (B) and (C) above shall be paid to the Certificate Insurer in respect of any Reimbursement Amount with respect to the other Mortgage Loan Group.

(iii)third, the amount, if any, of the Total Monthly Excess Cashflow with respect to a Mortgage Loan Group on a Payment Date remaining after the allocations described in clause (ii) above is the "Net Monthly Excess Cashflow" with respect to such Mortgage Loan Group for such Payment Date; such Net Monthly Excess Cashflow is required to be allocated in the following order of priority:

     (A) first, such Net Monthly Excess Cashflow shall be used to reduce to zero, through the allocation of a Subordination Increase Amount to the payment of the related Class A Distribution Amount pursuant to clause
          (iv) below, any Subordination Deficiency Amount with respect to the related Mortgage Loan Group as of such Payment Date;

     (B) second, the Net Monthly Excess Cashflow remaining after the application described in clause (A) above shall be used to reduce to zero, through the allocation of a Subordination Increase Amount to the payment of the related Class A Distribution Amount pursuant to clause (iv) below, any Subordination Deficiency Amounts with respect to the other Mortgage Loan Group;

     (C) third, an amount equal to the lesser of (i) any portion of the Net Monthly Excess Cashflow remaining after the applications described in clauses (A) and (B) above and (ii) the excess of (a) the Group II Available Funds Cap Carry-Forward Amount for such Payment Date over
          (b) the amount then on deposit in the Group II Available Funds Cap Carry-Forward Amount Account shall be allocated to the Group II Available Funds Cap Carry-Forward Amount Account.

     (D) fourth, any Net Monthly Excess Cashflow remaining after the applications described in clauses (A), (B) and (C) above shall be paid to the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and accrued and unpaid
          Servicing Fees, in each case as certified to the Trustee by the Servicer to be owing to it as of such Payment Date;

(iv) fourth, following the making by the Trustee of all allocations, transfers and disbursements described above under Section 7.3 hereof and the prior clauses of this Section 7.5, from amounts (including any related Insured Payment which shall be paid only to the Owners of the Class A Certificates) then on deposit in the Certificate Account with respect to the related Mortgage Loan Group, the Trustee shall distribute in the following order of priority:

     (A) from the amounts then on deposit in the Certificate Account with respect to Group I, to the Owners of the Class A-1 Certificates, the Class A-1 Current Interest thereon until the Class A-1 Certificate Termination Date;

     (B) from the amounts then on deposit in the Certificate Account with respect to Group I, to the Owners of the Class A-1 Certificates, the Group I Principal Distribution Amount until the Class A-1 Certificate Termination Date.

     (C) from the amounts then on deposit in the Certificate Account with respect to Group II, to the Owners of the Class A-2 Certificates, the Class A-2 Current Interest until the Class A-2 Certificate Termination Date; and

     (D) from the amounts then on deposit in the Certificate Account with respect to Group II, to the Owners of the Class A-2 Certificates, the Group II Principal Distribution Amount until the Class A-2 Certificate Termination Date;

     Notwithstanding  anything to the contrary herein,  the amounts described in
     Section 7.5(d)(iv)(A) and (C) shall be distributed prior to all other allocations, distributions and transfers described in Section 7.3 and 7.5 hereof (other than the amount described in Section 7.5(d)(i)).

(v) fifth, following the making by the Trustee of all allocations, transfers and disbursements described above under Section 7.3 hereof and the prior clauses of this Section 7.5, from amounts then on deposit in the Certificate Account for both Mortgage Loan Groups, the Trustee shall distribute to the Owners of the Class R Certificates, the Residual Net Monthly Excess Cashflow, if any, for such Payment Date.

     (e) On each Payment Date the Trustee shall distribute to the Owners of the Class A-2 Certificates the amount, if any, then on deposit in the Group II Available Funds Cap Carry-Forward Amount Account.

     (f) Notwithstanding clause (d)(iv) above, the aggregate amounts distributed on all Payment Dates to the Owners of the related Class A Certificates on account of principal shall not exceed the Original Certificate Principal Balance for the related Class A Certificates.

     Section 7.6. Investment of Accounts. (a) So long as no event described in Sections 8.20(a) or (b) hereof shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of the Accounts held by the Trustee shall be invested and reinvested by the Trustee in the name of the Trustee for the benefit of the Owners and the Certificate Insurer, as their interests may appear, directed in writing by the Servicer on the Closing Date and from time to time thereafter, in one or more Eligible Investments bearing interest or sold at a discount. During the continuance of an event described in Sections 8.20(a) or (b) hereof and following any removal of the Servicer, the Certificate Insurer shall direct such investments. No investment in any Account shall mature later than the second Business Day preceding the next Payment Date.

     (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

     (c) Subject to Section 10.1 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein.

     (d) The Trustee shall hold funds in the Accounts held by the Trustee uninvested upon the occurrence of either of the following events:

          (i) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee within ten days after receipt of a written request for such directions from the Trustee; or

          (ii) the Servicer or the Certificate Insurer, as the case may be, shall have failed to give investment directions to the Trustee with respect to any investment by the Trustee that shall mature during the ten-day period described in clause (i).

     (e) For purposes of investment, the Trustee shall aggregate all amounts on deposit in each Account. All income or other gain from investments in any Account shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to the Company, and upon request by the Trustee, the Company shall reimburse the Trust Estate for such losses.

     (f) Each institution at which the Certificate Account is maintained shall invest the funds therein in Eligible Investments, which shall mature not later than the Business Day next preceding the related Payment Date (except that if such Eligible Investment is an obligation of the institution that maintains such account, then such Eligible Investment shall mature not later than such Payment
Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Owners and the Certificate Insurer. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Certificate Account or paid to the Trustee as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with this Section 7.6(f).

     (g) The Servicer shall give notice to the Trustee, the Company, each Rating Agency, and the Certificate Insurer of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof.

     Section 7.7. Eligible Investments. The following are Eligible Investments:

     (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

     (b) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by Standard & Poor's and P-1 by Moody's.

     (c) Investment agreements approved by the Certificate Insurer provided:

          1. The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by Standard & Poor's,

          2. Moneys invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date),

          3. The agreement is not subordinated to any other obligations of such insurance company or bank,

          4. The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

          5. The Trustee and the Certificate Insurer receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

     (d) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by Standard & Poor's and P-1 or better by Moody's.

     (e) Investments in no load money market funds rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's.

     (f) Investments approved in writing by the Certificate Insurer and acceptable to Moody's and Standard & Poor's.

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par.

     Section 7.8. Reports by Trustee. (a) On each Payment Date the Trustee shall provide to each Owner, the Servicer, the Certificate Insurer, each of the Underwriters, the Company, Standard & Poor's and Moody's a written report (based solely upon the information contained in the Monthly Servicing Report) in substantially the form set forth as Exhibit J hereto with respect to each Mortgage Loan Group, as such form may be revised by the Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information requested on Exhibit J hereto and the following information:

          (i) the amount of the distribution with respect to the related Class of the Class A Certificates and the Class R Certificates;

          (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or Prepaid Installments of principal included therein, any Pre-Funded Amounts distributed as a prepayment (based on a Certificate in the original principal amount of $1,000) and separately identifying any Subordination Increase Amounts with respect to the related Mortgage Loan Group;

          (iii) the amount of such distributions allocable to interest;

          (iv) the Certificate Principal Balance for each Class of Class A Certificates as of such Payment Date together with the principal amount of such Class of Class A Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;

          (v) the amount of any Insured Payment included in the amounts distributed with respect to the Class A Certificates on such Payment Date;

          (vi) information to the extent and in the form furnished by the Company pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

          (vii) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

          (viii) the amount of any Subordination Reduction Amount with respect to each Mortgage Loan Group;

          (ix) the amounts, if any, of any Realized Losses in each Mortgage Loan Group for the related Remittance Period and the cumulative amount of Realized Losses in each Mortgage Loan Group since the Startup Day;

          (x) for the related Remittance Period and cumulatively since the Startup Day, the number and aggregate Loan Balance of Mortgage Loans in each Group bought back by the


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

     Servicer or the Company pursuant to Sections 3.4, 3.6 and 8.10 (identified separately for each such section);

          (xi) the amount of any Group II Available Funds Cap Carry-Forward Amount;

          (xii) a number with respect to each Class (the "Pool Factor" for such Class) computed by dividing the Certificate Principal Balance for such Class (after giving effect to any distribution of principal to be made on such Payment Date) by the Original Certificate Principal Balance for such Class on the Startup Day; and,

          (xiii) for Payment Dates during the Funding Period, the remaining Pre-Funded Amount.

     Items (i) through (iii) above shall, with respect to each Class of Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

     (b) In addition, on each Payment Date the Trustee will distribute to each Owner, the Certificate Insurer, each of the Underwriters, the Servicer, the Company, Standard & Poor's and Moody's, together with the information described in Subsection (a) preceding, the following information with respect to each Mortgage Loan Group as of the last day of the related Remittance Period, which is hereby required to be prepared by the Servicer and furnished to the Trustee for such purpose on or prior to the related Remittance Date:

          (i) the total number of Mortgage Loans in each Mortgage Loan Group and the aggregate Loan Balances thereof, together with the number, aggregate principal balances of such Mortgage Loans in such Mortgage Loan Group and the percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

          (ii) the number and aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

          (iii) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

          (iv) the number, aggregate Loan Balances of all Mortgage Loans in each Mortgage Loan Group and percentage (based on the aggregate Loan Balances of the Mortgage Loans in such Mortgage Loan Group) relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

          (v) the aggregate Loan Balance of all Mortgage Loans, the aggregate Loan Balance of the Mortgage Loans in each Group and the aggregate Loan Balance of the Initial

     Mortgage Loans and the Subsequent Mortgage Loans in each Group in each case after giving effect to any payment of principal on such Payment Date; and

          (vi) the book value of any REO Property in each Mortgage Loan Group.

     (c) The foregoing reports shall be sent to an Owner only insofar as such Owner owns a Certificate with respect to the related Mortgage Loan Group.

     Section 7.9. Additional Reports by Trustee. (a) The Trustee shall report to the Company, the Servicer, Standard & Poor's, Moody's and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Company, the Servicer or the Certificate Insurer may from time to time request.

     (b) Not later than 20 days after each Payment Date, the Trustee shall forward to the Company, the Servicer and the Certificate Insurer a statement, setting forth the status of the Certificate Account as of the close of business on the last Business Day of the related Remittance Period showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account.

     Section 7.10. Group II Available Funds Cap Trust. (a) The parties hereto do hereby create and establish a trust for the benefit of the Owners of the Class A-2 Certificates, the "First Alliance Available Funds Cap Trust 1997-1" (the "Group II Available Funds Cap Trust"). The Group II Available Funds Cap Trust shall include the Group II Available Funds Cap Carry-Forward Amount Account which is held by the Trustee in the name of the Group II Available Funds Cap Trust for the benefit of the Owners of the Class A-2 Certificates.

     (b) On each Payment Date the Trustee shall receive the distributions, if any, made to the Group II Available Funds Cap Carry-Forward Amount Account pursuant to Section 7.5(d)(iii)(C) hereof on such Payment Date and deposit such payment to the Group II Available Funds Cap Carry-Forward Amount Account.

     (c) On each Payment Date the Trustee shall pursuant to Section 7.5(e) withdraw from the Group II Available Funds Cap Carry-Forward Amount Account and distribute to the Owners of the Class A-2 Certificates the amount, if any, then on deposit in the Group II Available Funds Cap CarryForward Amount Account.

     (d) It is the intention of the parties that the Group II Available Funds Cap Trust constitute a trust under the laws of the State of New York. The Group II Available Funds Cap Trust will be created and administered in, and the Group II Available Funds Cap Carry-Forward Amount Account maintained by the Trustee on behalf of the Group II Available Funds Cap Trust will be located in, the State of New York. Payments will be received by the Group II Available Funds Cap Trust only in the State of New York, and payments from the Group II Available Funds Cap Trust will be made only from the State of New York.


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

                                  ARTICLE VIII

                 SERVICING AND ADMINISTRATION OF MORTGAGE LOANS

     Section 8.1. Servicer and Sub-Servicers. (a) Acting directly or through one or more Sub-Servicers as provided in Section 8.3, the Servicer, as servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with reasonable care, and using that degree of skill and attention that the Servicer exercises with respect to comparable mortgage loans that it services for itself or others, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

     (b) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections, furnishing monthly and annual statements to the Trustee with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. The Servicer shall cooperate with the Trustee and furnish to the Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Trustee to perform its tax reporting duties hereunder. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     (c) Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Properties; (ii) may consent to any modification of the terms of any Note not expressly prohibited hereby if the effect of any such modification (x) will not be to affect materially and adversely the security afforded by the related Property, the timing of receipt of any payments required hereby or the interests of the Certificate Insurer and
(y) will not cause the Trust to fail to qualify as a REMIC.

     (d) The parties intend that the Trust (other than the Pre-Funding Account and the Capitalized Interest Account) shall constitute and that the affairs of Trust shall (other than the Pre-Funding Account and the Capitalized Interest Account) shall be conducted so as to qualify it as a REMIC. In furtherance of such intention, the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust and that in such capacity it shall: (i) use its best efforts to conduct the affairs of the Trust at all times that any Class of Certificates are outstanding so as to maintain the status of the Trust as a REMIC under the REMIC Provisions;
(ii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust or that would subject the Trust to tax and (iii) exercise reasonable care not to allow the Trust to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC.

     (e) The Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate but no such designation of a Sub-Servicer shall serve to release the Servicer


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

from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Servicer with respect to such Mortgage Loans under this Agreement.

     (f) Without limiting the generality of the foregoing, but subject to Sections 8.13 and 8.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Trustee to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property on behalf of the Trustee and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that
Section 8.14(a) shall constitute a power of attorney from the Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 8.13 and 8.14, the Trustee shall execute a power of attorney to the Servicer and any Sub-Servicer and furnish them with any other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

     (g) The Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

     (h) Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 8.9(c) and in Section 7.5(d)(iii)(D) hereof.

     Section 8.2. Collection of Certain Mortgage Loan Payments. (a) The Servicer shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies follow such collection procedures as it follows from time to time with respect to mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans; provided that the Servicer shall always at least follow collection procedures that are consistent with or better than standard industry practices. Consistent with the foregoing, the Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan; provided, however, the Servicer shall not reschedule the payment of delinquent payments more than one time in any twelve (12) consecutive months with respect to any Mortgagor or (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, in accordance with the Servicer's general policies of the comparable mortgage loans subject to such Act.

     (b) The Servicer shall hold in escrow on behalf of the related Mortgagor all Prepaid Installments received by it, and shall apply such Prepaid Installments as directed by such Mortgagor and as set forth in the related Note.

     Section 8.3. Sub-Servicing Agreements Between Servicer and Sub-Servicers. The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage


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

Loans with any institution which is acceptable to the Certificate Insurer and which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and (x) has (i) been designated an approved seller-servicer by FHLMC or FNMA for Mortgage Loans and
(ii) has equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles or (y) is a Servicer Affiliate. The Servicer shall give notice to the Certificate Insurer and the Trustee of the appointment of any Sub-Servicer and shall furnish to the Certificate Insurer and the Trustee a copy of such Sub-Servicing Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement.

     Section 8.4. Successor Sub-Servicers. The Servicer may terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer that qualifies under Section 8.3.

     Section 8.5. Liability of Servicer. The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's negligence.

     Section 8.6. No Contractual Relationship Between Sub-Servicer and Trustee or the Owners. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Certificate Insurer, the Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 8.7.

     Section 8.7. Assumption or Termination of Sub-Servicing Agreement by Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 8.20, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer may be assumed or terminated by the Trustee at its option without the payment of a fee notwithstanding any contrary provision in any Sub-Servicing Agreement.

     The Servicer shall, upon reasonable request of the Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

     Section 8.8. Principal and Interest Account.

     (a) The Servicer shall establish in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer and maintain at one or more Designated Depository Institutions the Principal and Interest Account. The funds held in the Principal and Interest Account shall not be commingled with any other funds.

     Subject to Subsection (c) below, the Servicer and any Sub-Servicer shall deposit all receipts related to the Mortgage Loans into the Principal and Interest Account on a daily basis (but no later than the first Business Day after receipt).

     Subject to Subsection (c) below, within one Business Day following the Startup Day, the Company and/or the Servicer shall deposit into the Principal and Interest Account all receipts related to the related Mortgage Loans received after the Cut-Off Date.

     (b) Any investment of funds in the Principal and Interest Account shall mature or be withdrawable at par on or prior to the immediately succeeding Remittance Date. All funds in the Principal and Interest Account may only be held (i) uninvested, up to the limits insured by the FDIC or (ii) invested in Eligible Investments. The Principal and Interest Account shall be held in trust in the name of the Trust and for the benefit of the Owners of the Certificates. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer on the second Business Day of the month for the investment earnings for the previous calendar month. The Servicer shall withdraw from the Principal and Interest Account held by the Trustee, on the second Business Day of the month, investment earnings for the previous calendar month. The Servicer shall deposit into the Principal and Interest Account the amount of all losses on investment of funds in the Principal and Interest Account upon request from the Trustee. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of investment earnings.

     (c) The Servicer shall deposit to the Principal and Interest Account all principal and interest collections on the Mortgage Loans received after the Cut-Off Date, including any Prepayments and Net Liquidation Proceeds, all Loan Purchase Prices and Substitution Amounts received or paid by the Servicer with respect to the Mortgage Loans, other recoveries or amounts related to the Mortgage Loans received by the Servicer, Compensating Interest and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account but net of (i) the Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Servicer as permitted by Section
8.15 hereof, (ii) principal (including Prepayments) due on the related Mortgage Loans on or prior to the Cut-Off Date, (iii) interest accruing on the related Mortgage Loans on or prior to the Cut-Off Date and (iv) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the Loan Balance of the related Mortgage Loan.

     (d) (i) The Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

     (A) to effect the timely remittance to the Trustee of the Monthly Remittance Amounts due on the Remittance Date;

     (B) to reimburse itself pursuant to Section 8.9(a) hereof for unrecovered Delinquency Advances and Servicing Advances;

     (C) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

     (D) to withdraw amounts that have been deposited to the Principal and Interest Account in error; and


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

     (E) to clear and terminate the Principal and Interest Account following the termination of the Trust Estate pursuant to Article IX hereof.

     (ii) On the Determination Date of each month, commencing in April 1997 the Servicer shall send to the Trustee the Monthly Exception Report detailing the payments on the Mortgage Loans during the prior Remittance Period and certifying the amounts and purpose of withdrawals permitted pursuant to (d) above from the Principal and Interest Account. Such report shall contain the specified data, as described in Section 8.26 hereof, and shall be in the form and have the specifications as may be agreed to between the Servicer, the Certificate Insurer and the Trustee from time to time.

     (iii) On each Remittance Date, commencing in April 1997 the Servicer shall remit to the Trustee by wire transfer, or otherwise make funds available in immediately available funds for deposit to the Certificate Account, (x) for Group I, the Group I Interest Remittance Amount and the Group I Principal Remittance Amount and (y) for Group II, the Group II Interest Remittance Amount and the Group II Principal Remittance Amount.

     Section 8.9. Delinquency Advances, Compensating Interest and Servicing Advances. (a) The Servicer is required, not later than each Remittance Date, to deposit into the Principal and Interest Account an amount equal to the sum of
(i) the interest due (net of the Servicing Fees due) but not collected, (ii) on the Remittance Date in April 1997, interest accrued on each Subsequent Mortgage Loan transferred to the Trust during the related Due Period from the related Subsequent Cut Off Date to the last day of the related Remittance Period and
(iii) scheduled principal due, but not collected, with respect to Delinquent Mortgage Loans during the related Due Period but only if, in its good faith business judgment, the Servicer reasonably believes that such amount will ultimately be recovered from the related Mortgage Loan. Such amounts are "Delinquency Advances".

     The Servicer shall be permitted to fund its payment of Delinquency Advances on any Remittance Date and to reimburse itself for any Delinquency Advances paid from the Servicer's own funds, from collections on any Mortgage Loan deposited to the Principal and Interest Account subsequent to the related Due Period and shall deposit into the Principal and Interest Account with respect thereto (i) collections from the Mortgagor whose Delinquency gave rise to the shortfall which resulted in such Delinquency Advance and (ii) Net Liquidation Proceeds recovered on account of the related Mortgage Loan to the extent of the amount of aggregate Delinquency Advances related thereto. If not thereto recovered from the related Mortgagor or the related Net Liquidation Proceeds, Delinquency Advances shall be recoverable pursuant to Section 7.5(d)(iii)(D).

     (b) On or prior to each Remittance Date, the Servicer shall deposit in the Principal and Interest Account with respect to any Paid-in-Full Mortgage Loan during the related Remittance Period out of its own funds without any right of reimbursement therefor an amount equal to the difference between (x) 30 days' interest at such Mortgage Loan's Coupon Rate (less the Servicing Fee) on the Loan Balance of such Mortgage Loan as of the first day of the related Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing Fee) paid by the Mortgagor with respect to the Mortgage Loan during such Remittance Period (any such amount paid by the Servicer, "Compensating Interest"). The Servicer shall in no event be required to pay Compensating Interest with respect to any Remittance Period in an amount in excess of the aggregate Servicing Fee received by the Servicer with respect to all Mortgage Loans for such Remittance Period. Further, the Servicer is not obligated to cover shortfalls in collections in interest due to Curtailments.

     (c) The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation

Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of REO Property, but is only required to pay such costs and expenses to the extent the Servicer reasonably believes such costs and expenses will increase Net Liquidation Proceeds on the related Mortgage Loan. Each such amount so paid will constitute a "Servicing Advance". The Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan, and (y) as provided in Section 7.5(d)(iii)(D) hereof. In no case may the Servicer recover Servicing Advances from principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage Loan except as provided pursuant to Section 7.5(d)(iii)(D) hereof.

     Section 8.10. Purchase of Mortgage Loans. The Servicer may, but is not obligated to, purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Servicer or by any Sub-Servicer pursuant to Section 8.13. Any such Loan so purchased shall be purchased by the Servicer not later than the related Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

     Section 8.11. Maintenance of Insurance. (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises.

     (b) If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and
(iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Trust and the Certificate Insurer out of the Servicer's own funds for any loss to the Trust and the Certificate Insurer resulting from the Servicer's failure to maintain the insurance required by this Section.

     (c) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance and otherwise complies with the requirements of this Section 8.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 8.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraphs of this Section 8.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraphs of this Section 8.11 and the amount paid under such blanket policy. Upon the


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request of the Trustee or the Certificate  Insurer,  the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such policy.

     Section 8.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Note; provided, however, that the Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Owners or of the Certificate Insurer. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Note and, unless prohibited by applicable law or the related Mortgage Loan documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 8.13. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 8.10. In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and use the same degree of care and skill in its exercise or use as prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of Section 8.9(c) hereof. The Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Servicer obtains for the Trustee and the Certificate Insurer an opinion of counsel


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experienced  in federal  income tax matters  and  reasonably  acceptable  to the
Certificate Insurer, addressed to the Trustee, the Certificate Insurer and the Servicer, to the effect that the holding by the Trust of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are outstanding, in which case the Servicer shall sell any REO Property by the end of any extended period specified in any such opinion.

     Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property.

     (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan".

     Section 8.14. Trustee to Cooperate; Release of Files. (a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise) or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee a Request for Release. Upon receipt of such Request for Release, the Custodian, on behalf of the Trustee, shall promptly release the related File, in trust to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Trustee, as the case may be. Upon any such payment in full or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.


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

     (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Custodian on behalf of the Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Servicer and delivery to the Custodian of a Request for Release, release the related File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer; provided that there shall not be released and unreturned at any one time more than 10% of the entire number of Files. The Trustee shall complete in the name of the Trustee any endorsement in blank on any Note prior to releasing such Note to the Servicer. Such receipt shall obligate the Servicer to return the File to the Custodian when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated in which case, upon receipt of the liquidation information, in physical or electronic form, the Request for Release shall be released by the Trustee to the Servicer.

     (c) The Servicer shall have the right to approve applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Note and Mortgage have been complied with; (y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the Combined Loan-to-Value Ratio as of the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, and the Mortgagor's debt-to-income ratio after any release does not exceed the debt-to-income ratio as of the CutOff Date or Subsequent Cut-Off Date, as the case may be, and in no event exceeds the maximum debt-toincome levels under the related Originator's underwriting guidelines for a similar credit grade borrower and (z) the lien priority of the related Mortgage is not adversely affected. Upon receipt by the Trustee of an Officer's Certificate executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by the Servicer pursuant to this paragraph.

     (d) No costs associated with the procedures described in this Section 8.14 shall be an expense of the Trust.

     Section 8.15. Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 8.8(c)(iv) and similar items shall, to the extent collected from Mortgagors, be retained by the Servicer.

     Section 8.16. Annual Statement as to Compliance. (a) The Servicer, at its own expense, will deliver to the Trustee, the Certificate Insurer, Standard & Poor's and Moody's, on or before the last day of December of each year, commencing in 1998, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such


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obligations,  specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such defaults.

     (b) The Servicer shall deliver to the Trustee, the Certificate Insurer, the Owners and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination.

     Section 8.17. Annual Independent Certified Public Accountants' Reports. On or before the last day of March of each year, commencing in 1998, the Servicer, at its own expense, shall cause to be delivered to the Trustee, the Certificate Insurer, Standard & Poor's and Moody's a letter or letters of a firm of independent, nationally- recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Servicer's overall servicing operations during the preceding calendar year, examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto.

     Section 8.18. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Trustee, the Certificate Insurer, the FDIC and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Upon any change in the format of the computer tape maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape to the Trustee and in addition shall provide a copy of such computer tape to the Trustee, and the Certificate Insurer at such other times as the Trustee or the Certificate Insurer may reasonably request.

     Section 8.19. Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee and the Certificate Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 8.21(f) hereof for a successor servicer. Notice of any such assignment shall be given by the Servicer to the Trustee, the Certificate Insurer and the Rating Agencies.

     Section 8.20. Events of Servicing Termination. (a) The Trustee or the Certificate Insurer (or the Owners pursuant to Section 6.11 hereof) may remove the Servicer (including any successor entity serving as the Servicer) upon the occurrence of any of the following events:

          (i) The Servicer shall fail to deliver to the Trustee any proceeds or required payment, which failure continues unremedied for five Business Days following written notice to an Authorized Officer of the Servicer from the Trustee or from any Owner;

          (ii) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or


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

     an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or
     (VI) take corporate action for the purpose of effecting any of the foregoing;

          (iii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator, custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days;

          (iv) The Servicer shall fail to perform any one or more of its obligations hereunder (other than the obligations set out in (i) above) and shall continue in default thereof for a period of sixty (60) days after the earlier of (x) notice by the Trustee or the Certificate Insurer of said failure or (y) actual knowledge of an officer of the Servicer; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer; or

          (v) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of sixty (60) days after the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer.

     (b) The Certificate Insurer may remove the Servicer upon the occurrence of any of the following events:

          (i) a Group I Total Available Funds Shortfall or a Group II Total Available Funds Shortfall; provided, however, that the Certificate Insurer shall have no right to remove the Servicer under this clause (i) if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that such event was due to circumstances beyond the control of the Servicer;

          (ii)  the  failure  by the  Servicer  to make any  required  Servicing
     Advance;

          (iii) the failure by the Servicer to perform any one or more of its obligations hereunder, which failure materially and adversely affects the interests of the Certificate Insurer, and the continuance of such failure for a period of 30 days or such longer period as agreed to in writing by the Certificate Insurer.

          (iv) the failure by the Servicer to make any required Delinquency Advance or to pay any Compensating Interest;


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

          (v) if on any Payment Date the Pool Rolling Three Month Delinquency Rate exceeds 7.0%;

          (vi) if on any Payment Date occurring in March of any year, commencing in March 1998, the aggregate Pool Cumulative Realized Losses over the prior twelve month period exceed 2.0% of the average Pool Principal Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods; or

          (vii) (a) if on any of the first 60 Payment Dates from the Startup Day the aggregate Pool Cumulative Expected Losses for all prior Remittance Periods since the Startup Day exceed 5.0% of the Pool Principal Balance as of the Cut-Off Date and (b) if on any Payment Date thereafter the aggregate Pool Cumulative Expected Losses for all prior Remittance Periods from the Startup Day exceed 6.5% of the Pool Principal Balance as of the Cut-Off Date, provided, however, with respect to clauses (v), (vi) and (vii), if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that any such event was due to circumstances beyond the control of the Servicer, such event shall not be considered an event of termination of the Servicer.

Upon the Trustee's determination that a required Delinquency Advance or payment of Compensating Interest has not been made by the Servicer, the Trustee shall so notify in writing an Authorized Officer of the Servicer and the Certificate Insurer as soon as is reasonably practical.

     (c) In the case of clauses (i), (ii), (iii), (iv) or (v) of Subsection (b) the Owners of Certificates evidencing not less than 33 1/3% of the aggregate Class A Certificate Principal Balance (with the consent of the Certificate Insurer) by notice then given in writing to the Servicer (and a copy to the Trustee) may terminate all of the rights and obligations of the Servicer under this Agreement; provided, however, that the responsibilities and duties of the initial Servicer with respect to the repurchase of Mortgage Loans pursuant to
Section 3.4 shall not terminate. The Trustee shall mail a copy of any notice given by it hereunder to the Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall without further action pass to and be vested in the Trustee (for this purpose, the term includes an affiliate thereof) or such successor Servicer as may be appointed hereunder, and, without limitation, the Trustee is hereby authorized and empowered (which authority and power are coupled with an interest and are irrevocable) to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice or termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents or otherwise. The predecessor Servicer shall cooperate with the successor Servicer or the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement including the transfer to the successor Servicer or to the Trustee for administration by it of all cash accounts that shall at the time be held by the predecessor Servicer for deposit or shall thereafter be received with respect to a Mortgage Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this
Section 8.20 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

     (d) If any event described in subsections (a) or (b) above occurs and is continuing, during the 30 day period following receipt of notice, the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such event is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control


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

of the Servicer. If the Trustee and the Certificate Insurer conclude that the event is the result of the latter, the Servicer may not be terminated, unless and until some other event set forth in subsection (a) or (b) has occurred and is continuing. If the Trustee and the Certificate Insurer conclude that the event is the result of the former, the Certificate Insurer may terminate the Servicer in accordance with this Section, and the Trustee shall act as successor Servicer.

     If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the event, the decision of the Certificate Insurer shall control; provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

     The Certificate Insurer agrees to use its best efforts to inform the Trustee of any materially adverse information regarding the Servicer's servicing activities that comes to the attention of the Certificate Insurer from time to time.

     Section 8.21. Resignation of Servicer and Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.20 or the Servicer's resignation in accordance with the terms of this Section 8.21, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Certificate Insurer and the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying opinion of counsel. All collections then being held by the predecessor Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor Servicer. In the event of the Servicer's resignation or termination hereunder, the Trustee shall appoint a successor Servicer and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee and the Certificate Insurer, with copies to the Certificate Insurer and the Rating Agencies. Pending such appointment, the Trustee shall act as the Servicer hereunder.

     (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except (i) upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or (ii) upon written consent of the Certificate Insurer and the Trustee. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee and the Certificate Insurer.

     (c) No removal or resignation of the Servicer shall become  effective until
the  Trustee  or  a  successor   Servicer  shall  have  assumed  the  Servicer's
responsibilities and obligations in accordance with this Section.

     (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor Servicer or the Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.


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

     (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee, or the successor Servicer.

     (f) Upon removal or resignation of the Servicer, the Trustee (x) shall solicit bids for a successor Servicer as described below and (y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer. The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, (I) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for second mortgage loans and having equity of not less than $15,000,000 or such lower level as may be acceptable to the Certificate Insurer as determined in accordance with generally accepted accounting principles as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder and (II) give notice thereof to the Certificate Insurer and Rating Agencies. The compensation of any successor Servicer (including, without limitation, the Trustee) so appointed shall be the Servicing Fee, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 8.8 and 8.15; provided, however, that if the Trustee acts as successor Servicer, then the former Servicer agrees to pay to the Trustee at such time that the Trustee becomes such successor Servicer a set-up fee of fifteen dollars ($15.00) for each Mortgage Loan then included in the Trust Estate. The Trustee shall be obligated to serve as successor Servicer whether or not the fee described in the preceding sentence is paid by the Company, but shall in any event be entitled to receive, and to enforce payment of, such fee from the former Servicer.

     (g) In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate
Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 8.8 and 8.15. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price they will pay to obtain such servicing. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale.

     (h) The Trustee and such successor shall take such action consistent with this Agreement as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing if such notification is not done by the Servicer as required by subsection (j) below. The Servicer agrees to cooperate with the Trustee and any successor
Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in


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

delivery, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

     (i) The Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Servicer, the Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (i)) if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the Mortgage Loans.

     (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor Servicer.

     (k) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policy(ies), the fidelity bond and an errors and omissions policy pursuant to Section 8.23 and shall be entitled to the Monthly Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy) nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.

     (l) The Trustee shall give notice to the Certificate Insurer, Moody's and Standard & Poor's and the Owners of the occurrence of any event specified in
Section 8.20 of which a Responsible Officer of the Trustee has actual knowledge.

     Section 8.22. Waiver of Past Events of Servicing Termination. Subject to the rights of the Certificate Insurer pursuant to Section 8.20 to terminate all of the rights and obligations of the Servicer under this Agreement, the Owners of at least 51% of the Class A Certificate Principal Balance may, on behalf of all Owners of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Principal and Interest Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 8.23. Inspections by Certificate Insurer; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Certificate Insurer, the Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

     (b) The Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.


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     Section 8.24. Merger,  Conversion,  Consolidation or Succession to Business
of Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in
Section 8.21(f).

     Section 8.25. Notices of Material Events. The Servicer shall give prompt notice to the Certificate Insurer, the Trustee, Moody's and Standard & Poor's of the occurrence of any of the following events:

     (a) Any default or any fact or event which results, or which with notice or the passage of time, or both, would result in the occurrence of a default by the Company, any Originator or the Servicer under any Operative Document or would constitute a material breach of a representation, warranty or covenant under any Operative Document;

     (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Company or the Servicer in any federal, state or local court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any the Company's or the Servicer's ability to perform its obligations under any Operative Document;

     (c) The commencement of any proceedings by or against the Company or the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Company or the Servicer; and

     (d) The receipt of notice from any agency or governmental body having authority over the conduct of any of the Company's or the Servicer's business that the Company or the Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Company or the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Company's or the Servicer's business or its ability to perform under the Operative Documents or materially and adversely affect the financial affairs of the Company or the Servicer.

     Section 8.26. Monthly Servicing Report and Servicing Certificate. (a) The Servicer shall, not later than the related Determination Date, deliver to the Trustee and the Certificate Insurer a Monthly Servicing Report relating to the Group I Mortgage Loans and a Monthly Servicing Report relating to the Group II Mortgage Loans stating the following:

          (i) As to the related Due Period, the Interest Remittance Amount (in both cases specifying the (a) scheduled interest collected; (b) Delinquency Advances relating to interest; and (c) Compensating Interest paid) and the Principal Remittance Amount (in both cases specifying the (1) scheduled principal collected; (2) Delinquency Advance relating to Mortgage principal; (3) Prepayments; (4) Loan Balance of Loans repurchased; (5) Substitution Amounts; and (6) Net Liquidation Proceeds (related to principal));


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          (ii) With respect to the related  Remittance Period, the Servicing Fee payable to the Servicer;

          (iii) With respect to the related Remittance Period, the net scheduled principal and interest payments remitted by the Servicer to the Principal and Interest Account;

          (iv) The scheduled principal and interest payments on the Mortgage Loans that were not made by the related Mortgagors as of the last day of the related Remittance Period;

          (v) The number and aggregate Loan Balances (computed in accordance with the terms of the Mortgage Loans) and the percentage of the total number of Mortgage Loans and of the Loan Balance which they represent of Mortgage Loans Delinquent, if any, (i) 30-59 days, (ii) 60-89 days and
     (iii) 90 days or more, respectively, as of the last day of the related Remittance Period;

          (vi) The number and aggregate Loan Balances of Mortgage Loans, if any, in foreclosure and the book value (within the meaning of 12 Code of Federal Regulations Section 571.13 or any comparable provision) of any real estate acquired through foreclosure or deed in lieu of foreclosure, including REO Properties as of the last day of the related Remittance Period;

          (vii) The Loan Balances (immediately prior to being classified as Liquidated Mortgage Loans) of Liquidated Mortgage Loans as of the last day of the related Remittance Period;

          (viii) Liquidation Proceeds received during the related Remittance Period;

          (ix) The amount of any Liquidation Expenses being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

          (x) Liquidation Expenses incurred during the related Remittance Period which are not being deducted from Liquidation Proceeds or otherwise being charged to the Principal and Interest Account with respect to such Determination Date;

          (xi) Net Liquidation Proceeds as of the last day of the related Remittance Period;

          (xii) Insurance payments received from Insurance Policies during the related Remittance Period;

          (xiii) The number of Mortgage Loans and the aggregate scheduled Loan Balances as of the last day of the Due Period relating to the Payment Date;

          (xiv) The Group I Total Available Funds and the Group II Total Available Funds for each Remittance Date;

          (xv) The number and aggregate Loan Balances and Loan Purchase Prices of Mortgage Loans required to be repurchased by the Company or purchased by the Servicer as of the Replacement Cut-Off Date occurring during the Remittance Period preceding such Date;


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

          (xvi) The number and aggregate Loan Balances of Mortgage Loans (at the time they became Defaulted Mortgage Loans) which are being carried as REO Properties;

          (xvii) The amount of any Delinquency Advances made by the Servicer during the related Remittance Period and any unreimbursed Delinquency Advances as of such Payment Date;

          (xviii) The weighted average Coupon Rates of the Group I and Group II Mortgage Loans, respectively;

          (xix) The Monthly Exception Report;

          (xx) The amount of any Substitution Amounts delivered by the Company;

          (xxi) The number and aggregate Loan Balances of Mortgage Loans, if any, in bankruptcy proceedings as of the last day of related Remittance Period;

          (xxii) The amount of unreimbursed Delinquency Advances made by the Servicer;

          (xxiii) The amounts, if any, of the Realized Losses in each Mortgage Loan Group for the related Remittance Period and the cumulative amount of Realized Losses in each Mortgage Loan Group since the Startup Date.

          (xxiv) The amount of unreimbursed Servicing Advances made by the Servicer;

          (xxv) Unpaid Servicing Fees;

          (xxvi) The amount of Compensating Interest to be paid by the Servicer during the related Remittance Period;

          (xxvii) The weighted average net Coupon Rate of the Mortgage Loans;

          (xxviii) For the related Remittance Period and cumulatively since the Startup Day, the number and aggregate Loan Balance of Mortgage Loans bought back by the Servicer or the Company pursuant to Section 3.4, 3.6 and 8.10 hereof (identified separately for each such section).

          (xxix) Any other information reasonably requested by the Certificate Insurer or the Trustee; and

          (xxx) The aggregate actual Loan Balance as of the last day of the Due Period relating to the Payment Date.

     (b) On each Payment Date, the Trustee shall provide to the Certificate Insurer, each of the Underwriters, the Company, Standard & Poor's and Moody's a written report in substantially the form set forth as Exhibit J hereto (the "Servicing Certificate") with respect to each Mortgage Loan Group, as such form may be revised by the Trustee, the Servicer, Moody's and Standard & Poor's from time to time, but in every case setting forth the information required under
Section 7.8 hereof, based solely on information contained in the Monthly Servicing Report.


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

     Section 8.27. Indemnification by the Company. The Company agrees to indemnify and hold the Trustee, the Certificate Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer and any Owner may sustain in any way related to the failure of the Company to perform its duties under this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Company shall assume (with the consent of the Certificate Insurer and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Certificate Insurer, the Servicer, the Company, the Trustee and/or Owner in respect of such claim.

     Section 8.28. Indemnification by the Servicer. The Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. A party against whom a claim is brought shall immediately notify the other parties and the Rating Agencies if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Certificate Insurer, the Servicer, the Trustee and/or Owner in respect of such claim.


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                                   ARTICLE IX

                              TERMINATION OF TRUST

     Section 9.1. Termination of Trust. The Trust created hereunder and all obligations created by this Agreement will terminate upon the earliest of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, (ii) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the Trust is effected as described below or (iii) as described in Section 9.2, 9.3 and 9.4 hereof; provided, that the Trust created hereunder shall not terminate at any time that the Certificate Principal Balance of any Class of Class A Certificates is greater than zero. To effect a termination of this Agreement pursuant to clause (ii) above, the Owners of all Certificates then Outstanding shall (x) unanimously direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation for both Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (y) provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates based on their interests in the Trust, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the United Kingdom, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in
Section 11.5 hereof.

     Section 9.2. Termination Upon Option of Servicer. (a) On any Remittance Date on or after the Clean-Up Call Date, the Servicer acting directly or through one or more affiliates may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired in respect of any such Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to the sum of (w) the greater of (i) 100% of the aggregate Loan Balances of the related Mortgage Loans as of the Due Date which immediately follows the last day of the related Remittance Period immediately preceding the day of purchase minus the amount actually remitted by the Servicer representing collections of principal on the Mortgage Loans during the related Remittance Period and Due Period and (ii) the greater of (A) the fair market value of such Mortgage Loans (disregarding accrued interest) and (B) the aggregate outstanding Certificate Principal Balance, (x) one month's interest on the purchase price computed at the weighted average Pass-Through Rate for the Class A Certificates, (y) the related Reimbursement Amount, if any, as of such Remittance Date and (z) the aggregate amount of any Delinquency Advances and Servicing Advances remaining unreimbursed, together with any accrued and unpaid Servicing Fees, as of such Remittance Date (such amount, the "Termination Price"). In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.


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

     (b) In connection with any such purchase, the Servicer shall provide to the Trustee an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer to the effect that such purchase constitutes a Qualified Liquidation of the Trust Estate.

     (c) Promptly following any such purchase, the Trustee will release the Files to the Servicer, or otherwise upon their order, in a manner similar to that described in Section 8.14 hereof.

     (d) If the Servicer  does not exercise its option  pursuant to this Section
9.2 with respect to the Trust Estate, then the Certificate Insurer may do so on the same terms.

     Section 9.3. Termination Upon Loss of REMIC Status. (a) Following a final determination by the Internal Revenue Service, or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a "REMIC" pursuant to Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination, (i) the Certificate Insurer or the Owners of a majority in Percentage Interest represented by the Class A Certificates then Outstanding with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) may direct the
Trustee on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code and (ii) the Certificate Insurer may notify the Trustee of the Certificate Insurer's determination to purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit in the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) Upon receipt of such direction from the Certificate Insurer, the Trustee shall notify the holders of the Class R Certificates of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Owner of a majority of the Percentage Interest of the Class R Certificates then Outstanding may, on any Remittance Date, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price.

     (c) If, during the Purchase Option Period, the Owners of the Class R Certificates have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Certificate Insurer or the Owners of the Class A Certificates, with the consent of the Certificate Insurer have given the Trustee the direction described in clause (a)(i) above, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Estate, the distribution of the proceeds of such liquidation and the termination of this Agreement occur no later than the close of the 60th day, or such later day as the Certificate Insurer or the Owners of the Class A Certificates, with the consent of the Certificate Insurer shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Certificate Insurer has given the Trustee notice of the Certificate Insurer's determination to purchase the Mortgage Loans in the Trust Estate described in clause (a)(ii) preceding, the Certificate Insurer shall, on any Remittance Date within 60 days, purchase all (but not fewer than all) Mortgage


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Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (d) Following a Final Determination, the Owners of a majority of the Percentage Interest of the Class R Certificates then Outstanding may, at their option on any Remittance Date and upon delivery to the Owners of the Class A Certificates and the Certificate Insurer of an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer selected by the Owners of such Class R Certificates which opinion shall be reasonably satisfactory in form and substance to the Certificate Insurer, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the Trust will be subject to federal taxation, purchase from the Trust all (but not fewer than all) Mortgage Loans in the Trust Estate, and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise in respect of any Mortgage Loan then remaining in the Trust Estate at a purchase price equal to the Termination Price. In connection with such purchase, the Servicer shall remit to the Trustee all amounts then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase. The foregoing opinion shall be deemed satisfactory unless the Certificate Insurer gives the Owners of a majority of the Percentage Interest of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.

     In connection with any such purchase, such Owners shall direct the Trustee to adopt a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and shall provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation.

     Section 9.4. Disposition of Proceeds. The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation of the Trust Estate pursuant to this Article IX to the Certificate Account; provided, however, that any amounts representing Servicing Fees, unreimbursed Delinquency Advances or unreimbursed Servicing Advances theretofore funded by the Servicer from the Servicer's own funds shall be paid by the Trustee to the Servicer from the proceeds of the Trust Estate.

     Section 9.5. Netting of Amounts. If any Person paying the Termination Price would receive a portion of the amount so paid, such Person may net any such amount against the Termination Price otherwise payable.

                                    ARTICLE X

                                   THE TRUSTEE

     Section 10.1. Certain Duties and Responsibilities. (a) The Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.


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

     (b) Following the termination of the Servicer hereunder and pending the appointment of any other Person as successor Servicer, the Trustee (for this purpose, the term includes an affiliate thereof) is hereby obligated to perform the duties of the Servicer hereunder and shall, for such period, have all of the rights of the Servicer; it being expressly understood, however, by all parties hereto, and the Owners, agree, prior to any termination of the Servicer pursuant to Section 8.21, the Servicer shall perform such duties. Specifically, and not in limitation of the foregoing, the Trustee shall upon termination or resignation of the Servicer, and pending the appointment of any other Person as successor Servicer, have the power and duty during its performance as successor
Servicer:

     (i)  to collect Mortgage payments;

     (ii) to foreclose on defaulted Mortgage Loans;

     (iii)to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 8.12 hereof;

     (iv) to deliver  instruments  of  satisfaction  pursuant  to  Section  8.14 hereof;

     (v) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest, and

     (vi) to enforce the Mortgage Loans.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

     (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (iii)the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or of the Owners of a majority in Percentage Interest of the Certificates of the affected Class or Classes and the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates;

     (iv) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee


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

          shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

     (v) Subject to the other provisions of this Agreement and without limiting the generality of this Section 10.1, the Trustee shall have no duty
          (A) to see any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Certificate Account,
          (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties;

     (vi) The Trustee shall not be accountable for the use or application of any funds paid to the Company or the Servicer in respect of the Mortgage Loans or withdrawn from the Principal and Interest Account or the Certificate Account by the Company or the Servicer; and

     (vii)The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or any of the events described in
          Section 8.20 unless a Responsible Officer of the Trustee shall have received written notice thereof or a Responsible Officer has actual knowledge thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that no default or event described in
          Section 8.20 has occurred.

     (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

     (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays, counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.


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

     Section 10.2. Removal of Trustee for Cause. (a) The Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution received by the Trustee in accordance with the terms hereof; or

     (2) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Company, the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interests represented by the Class A Certificates then Outstanding, or, if there are no Class A Certificates then Outstanding, by such Percentage Interests represented by the Class R Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

     (3) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 75 days; or

     (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

     (5) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take corporate action for the purpose of any of the foregoing.

     The Company shall give to Moody's and Standard & Poor's notice of the occurrence of any such event of which the Company is aware.

     (b) If any event described in Paragraph (a) occurs and is continuing, then and in every such case (i) the Certificate Insurer or (ii) with the prior written consent (which shall not be unreasonably withheld) of the Certificate
Insurer (x) the Company or (y) the Owners of a majority of the Percentage Interests represented by the Class A Certificates may, whether or not the Trustee resigns pursuant to Section 10.9 hereof, immediately, concurrently with the giving of notice to the Trustee, and without delaying the 30 days required for notice therein, appoint a successor Trustee pursuant to the terms of Section
10.9 hereof.


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

     Section 10.3. Certain Rights of the Trustee. Except as otherwise provided in Section 10.1 hereof:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company, the Certificate Insurer or the Owners of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

          (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel of its selection, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand by the Trustee from the Servicer's own funds;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it hereunder;

          (h) the Trustee shall not be personally liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement;

          (i) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and


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

          (j) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

     Section 10.4. Not Responsible for Recitals or Issuance of Certificates. The recitals and representations contained herein and in the Certificates, except any such recitals relating to the Trustee, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement, of the Certificates, of the Mortgage Loans or any document relating thereto other than as to validity and sufficiency of its authentication of the Certificates.

     Section 10.5. May Hold Certificates. The Trustee or any agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such agent.

     Section 10.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

     Section 10.7. No Lien for Fees. The Trustee shall have no lien on the Trust Estate for the payment of any fees and expenses.

     Section 10.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by the United States of America or any such State having a rating or ratings acceptable to the Certificate Insurer and having a long-term deposit rating of at least BBB from Standard & Poor's (or such lower rating as may be acceptable to Standard & Poor's) and at least Baa2 from Moody's (or such lower rating as may be acceptable to Moody's). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Company with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) or of the Certificate Insurer, resign immediately in the manner and with the effect hereinafter specified in this Article X.

     Section 10.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor trustee under Section 10.10 hereof.

     (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Company and by mailing notice of resignation by registered mail, postage prepaid, to the Certificate Insurer and the Owners at their addresses appearing on the Register. A copy of such notice shall be sent by the resigning Trustee to Moody's and Standard & Poor's. Upon receiving notice of resignation, the Company shall promptly appoint a successor trustee or trustees reasonably acceptable to the Certificate Insurer evidenced by its written consent by written


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

instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Company, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed by the Company and have accepted appointment within 30 days after the giving of such notice of resignation, the Trustee shall give notice to the Certificate Insurer of such failure and the Certificate Insurer shall have an additional 30 days to appoint a successor trustee. If after such time no successor has been appointed and accepted then the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

     (c) If at any time the Trustee  shall cease to be  eligible  under  Section
10.8 hereof and shall fail to resign after written request therefor by the Company or by the Certificate Insurer, the Certificate Insurer or the Company with the written consent of the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     (d) The Owners of a majority of the Percentage Interests represented by the Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Company and to the Certificate Insurer, copies of the record of the act taken by the Owners, as provided for in Section 11.3 hereof.

     (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement or becomes ineligible to serve as Trustee, the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, signed by the Certificate Insurer duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed. If no successor is appointed, then the removed trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Company shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the Owners of a majority of the Percentage Interests represented by the Class A Certificates then Outstanding or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interest of the Class R Certificates delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

     (g) The Company shall give notice of any removal of the Trustee by mailing notice of such event by registered mail, postage prepaid, to the Certificate Insurer and to the Owners as their


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names and addresses  appear in the Register.  Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

     Section 10.10. Acceptance of Appointment by Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company on behalf of the Trust, to the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Company, the Certificate Insurer or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor Trustee, the Company on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register and to the Certificate Insurer. The Company shall send a copy of such notice to Moody's and Standard & Poor's. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Trust.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this
Article X.

     Section 10.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article X. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

     Section 10.12. Reporting; Withholding. The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Company and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

     Section 10.13. Liability of the Trustee. The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to any Account, the Company, the Servicer or any


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Owner for any action  taken or for  refraining  from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in any Account (except for any losses on obligations on which the bank serving as Trustee is the obligor). In addition, the Company and Servicer covenant and agree to indemnify the Trustee and the Certificate Insurer, and when the Trustee is acting as Servicer, the Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including legal fees and expenses) other than those resulting from the negligence or bad faith of the Trustee. The Trustee and the Certificate Insurer and any director, officer, employee or agent thereof may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. Provisions of this Section 10.13 shall survive the termination of this Agreement.

     Section 10.14. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or Property may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Certificate Insurer to act as co-Trustee or coTrustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Estate and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust
Estate,  or any part  thereof,  and,  subject  to the other  provisions  of this
Section 10.14, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Sections 8.20(a) or 8.20(b) shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment (with the written consent of the Certificate Insurer). No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 10.8 and no notice to Owner of the appointment of any co-Trustee or separate Trustee shall be required under Section 10.8.

     Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

          (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and


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          (iii) The  Servicer  and the  Trustee  acting  jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 10.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

     Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or coTrustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

     The Trustee shall give to Moody's, the Company and the Certificate Insurer notice of the appointment of any Co-Trustee or separate Trustee.

     Section 10.15 Appointment of Custodians.

     The Trustee may appoint one or more Custodians to hold all or a portion of the Trustee's Files as agent for the Trustee, by entering into a Custodial Agreement acceptable to the Certificate Insurer in the form of Exhibit M. Subject to this Article X, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Owners of the Certificates and the Certificate Insurer.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1. Compliance Certificates and Opinions. Upon any application or request by the Company, the Certificate Insurer or the Owners to the Trustee to take any action under any provision of this Agreement, the Company, the Certificate Insurer or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

     Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;


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

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

          (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 11.2. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matter upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Company or of the Servicer, stating that the information with respect to such factual matters is in the possession of the Company or of the Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

     Section 11.3. Acts of Owners. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by


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

an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The ownership of Certificates shall be proved by the Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

     Section 11.4. Notices, etc. to Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to or filed with the Trustee by any Owner, the Certificate Insurer or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its corporate trust office as set forth in Section 2.2 hereof.

     Section 11.5. Notices and Reports to Owners; Waiver of Notices. Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

     Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Agreement provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

     Section 11.6. Rules by Trustee and the Company. The Trustee may make reasonable rules for any meeting of Owners. The Company may make reasonable rules and set reasonable requirements for its functions.

     Section 11.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.


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

     Section 11.8. Severability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.9. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 11.10. Legal Holidays. In any case where the date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

     Section 11.11. Governing Law. In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

     Section 11.12. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.13. Usury. The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error on the part of the Trustee acting on behalf of the Trust and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

     Section 11.14. Amendment. (a) The Trustee, the Company and the Servicer, may at any time and from time to time, with the prior approval of the Certificate Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Agreement for the purposes of (i) removing the restriction against the transfer of a Class R Certificate to a Disqualified Organization (as such term is defined in the Code) if accompanied by an opinion of counsel experienced in federal income tax matters addressed to the Certificate Insurer and the Trustee that there is or will be no adverse effect as a result of such amendment, (ii) complying with the requirements of the Code including any amendments necessary to maintain REMIC status of the assets of the Trust treated as a REMIC hereunder, (iii) curing any ambiguity and (iv) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement; or
(v) for any other purpose, provided that in the case of clause (v), (A) prior to the effectiveness of such amendment, the Company delivers an opinion of counsel acceptable to the Trustee and the Certificate Insurer that such amendment will not adversely affect in any material respect the interest of the Owners and the Certificate Insurer and (B) delivers a letter from each Rating Agency stating that such amendment will not result in a withdrawal or reduction of the rating of the Class A Certificates without regard to the Certificate Insurance Policy. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate, (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then outstanding or (c) which affects in any manner the terms or provisions of the related Certificate Insurance Policy.

     (b) This Agreement may be amended from time to time by the Servicer, the Company and the Trustee with the consent of the Certificate Insurer (which consent shall not be withheld if, in an opinion of counsel addressed to the Trustee and the Certificate Insurer, failure to amend would adversely affect the interests of the Owners) and the Owners of 66 2/3% of the Class A Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners; provided, however, that no such amendment shall be made that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Owner of such Certificate or reduce the percentage for each Class the Owners of which are required to consent to any such amendment without the consent of the Owners of 100% of each Class of Certificates affected thereby.

     (c) Each proposed amendment to this Agreement shall be accompanied by an opinion of counsel nationally recognized in federal income tax matters and reasonably acceptable to the Certificate Insurer addressed to the Trustee and to the Certificate Insurer to the effect that such amendment would not adversely affect the status of the Trust (other than the Pre-Funding Account, the Group II Available Funds Cap Carry-Forward Amount Account or the Capitalized Interest Account) as a REMIC.

     (d) The Certificate Insurer, the Owners, Moody's and Standard & Poor's shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

     Section 11.15. REMIC Status; Taxes. (a) The Tax Matters Person shall prepare and file or cause to be filed with the Internal Revenue Service federal tax or information returns with respect to the Trust and the Certificates containing such information and at the times and in such manner as may be required by the Code or applicable Treasury regulations and shall furnish to Owners such statements or information at the times and in such manner as may be required thereby. For this purpose, the Tax Matters Person may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Tax Matters Person shall indicate the election to treat the Trust as a REMIC (which election shall apply to the taxable period ending December 31, 1997 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Company, as Tax Matters Person appointed pursuant to Section 11.17 hereof, shall sign all tax information returns filed pursuant to this Section 11.15. The Tax Matters Person shall provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Disqualified Organization, an agent of a Disqualified Organization or a pass-through entity in which a Disqualified Organization is the record holder of an interest. The Tax Matters Person shall provide the Trustee with copies of any Federal tax or information returns filed, or caused to be filed, by the Tax Matters Person with respect to the Trust or the Certificates.

     (b) The Tax Matters Person shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Tax Matters Person shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Tax Matters Person by the Company with respect to such allocation of expenses. The Tax Matters Person shall collect any forms or reports from the Owners determined by the Company to be required under applicable federal, state and local tax laws.

     (c) The Tax Matters Person shall provide to the Internal Revenue Service and to persons described in Section 860E(e)(3) and (6) of the Code the information described in Proposed Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Proposed Treasury Regulation Section 1.860E(2)(a)(5), or any successor regulation thereto.

     (d) The Company covenants and agrees that within ten Business Days after the Startup Day it shall provide to the Tax Matters Person any information necessary to enable the Tax Matters Person to meet its obligations under subsections (b) and (c) above.

     (e) The Trustee, the Company and the Servicer each covenants and agrees for the benefit of the Owners and the Certificate Insurer (i) to take no action which would result in the termination of "REMIC" status for the Trust (other than the Pre-Funding Account, the Group II Available Funds Cap Carry-Forward Amount Account or the Capitalized Interest Account) (ii) not to engage in any "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code and (iii) not to engage in any other action which may result in the imposition on the Trust of any other taxes under the Code.

     (f) The Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

     (g) Except as otherwise permitted by Section 7.6(b) hereof, no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article IX hereof).

     (h) Neither the Company nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which fee or other compensation is paid from the Trust Estate, other than as expressly contemplated by this Agreement.

     (i) Notwithstanding the foregoing clauses (g) and (h), the Trustee or the Company may engage in any of the transactions prohibited by such clauses, provided that the Trustee shall have received an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, which opinion shall not be at the expense of the Trustee, to the effect that such transaction does not result in a tax imposed on the Trustee or cause a termination of REMIC status for the Trust; provided, however, that such transaction is otherwise permitted under this Agreement.

     Section 11.16. Additional Limitation on Action and Imposition of Tax. (a) Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained an opinion of counsel experienced in federal income tax matters and reasonably acceptable to the Certificate Insurer, which opinion shall not be at the expense of the Trustee, to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for the Trust, (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any modification of this Agreement.

     (b) In the event that any tax is imposed on "prohibited transactions" of the Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" as defined in Section 860G(c) of the Code, on any contribution to the Trust after the Startup Day pursuant to Section 860G(d) of the Code or any other tax (other than any minimum tax imposed by Sections 23151(a) or 23153(a) of the California Revenue and Taxation Code) is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement,
(ii) the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or (iii) the Owners of the Class R Certificates in proportion to their Percentage Interests. To the extent such tax is chargeable against the Owners of the Class R Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Owners of the Class R Certificates on any Payment Date sufficient funds to reimburse the Trustee for the payment of such tax (to the extent that the Trustee has not been previously reimbursed or indemnified therefor). The Trustee agrees to first seek indemnification for any such tax payment from any indemnifying parties before reimbursing itself from amounts otherwise distributable to the Owners of the Class R Certificates.

     Section 11.17. Appointment of Tax Matters Person. A Tax Matters Person will be appointed for the Trust for all purposes of the Code, and such Tax Matters Person will perform, or cause to be performed through agents, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code. The Tax Matters Person for the Trust shall be the Company as long as it owns a Class R Certificate or, if the Company does not own a Class R Certificate, may be any other entity selected by the Company that owns a Class R Certificate.

     Section  11.18.  The  Certificate  Insurer.  The  Certificate  Insurer is a
third-party   beneficiary  of  this  Agreement.   Any  right  conferred  to  the
Certificate   Insurer  shall  be  suspended  during  any  period  in  which  the
Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policies. During any period of suspension the Certificate Insurer's rights hereunder shall vest in the Owners of the Class A Certificates and shall be exercisable by the Owners of at least a majority in Percentage Interest of the Class A Certificates then Outstanding. At such time as the Class A Certificates are no longer Outstanding hereunder and the Certificate Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder, the Certificate Insurer's rights hereunder shall terminate.

     Section 11.19. Maintenance of Records. Each Owner of a Class R Certificate shall each continuously keep an original executed counterpart of this Agreement in its official records.

     Section 11.20. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

The Trustee:         The Chase Manhattan Bank
-----------          450 West 33rd Street
                     New York, New York  10001
                     Attention:  Structured Finance/MBS
                     Tel:  (212) 946-3247
                     Fax:  (212) 946-8191


The Company:         First Alliance Mortgage Company
-----------          17305 Von Karman Avenue
                     Irvine, California  92614-6203
                     Attention:  Director, Secondary Marketing
                     Tel:  (714) 224-8357
                     Fax:  (714) 224-8366


The Servicer:        First Alliance Mortgage Company
-------------        17305 Von Karman Avenue
                     Irvine, California  92614-6203
                     Attention: Manager, Investor Reporting
                     Tel:  (714) 224-8357
                     Fax:  (714) 224-8366


The Certificate
Insurer        :     MBIA Insurance Corporation
----------------     113 King Street
                     Armonk, New York  10504
                     Attention:  Insured Portfolio
                        Management - SF (First Alliance 97-1)
                     Tel:  (914) 765-3111
                     Fax:  (914) 765-3919


Moody's:             Moody's Investors Service
--------             99 Church Street
                     New York, New York  10007
                     Attention: The Home Equity Monitoring Department


Standard & Poor's:   Standard & Poor's, A Division of The McGraw-Hill Companies
------------------   26 Broadway
                     15th Floor
                     New York, New York  10004
                     Attention: Residential Mortgage
                        Surveillance Dept.


Underwriters:        Prudential Securities Incorporated
-------------        One New York Plaza, 15th Floor
                     New York, New York  10292-2015
                     Attention:  Director, Mortgage Finance Group
                     Tel:  (212) 778-1000
                     Fax:  (212) 778-5099

                     Lehman Brothers Inc.
                     Three World Financial Center
                     New York, New York  10285
                     Attention:  Director, Asset-Backed Finance
                     Tel:  (212) 526-7000
                     Fax:  (212) 528-6049

     IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                         FIRST ALLIANCE MORTGAGE COMPANY

                            By:  /S/ Mark Mason
                            ---------------------------------------------------
                               Name:  Mark Mason
                               Title: Executive Vice President

                            FIRST ALLIANCE MORTGAGE COMPANY,
                              as Servicer

                            By:  /S/ Mark Mason
                            ---------------------------------------------------
                               Name:  Mark Mason
                               Title: Executive Vice President

                            THE CHASE MANHATTAN BANK,
                              as Trustee

                            By:  /S/ Denis Kelly
                            ---------------------------------------------------
                               Name:  Denis Kelly
                               Title: Trust Officer

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )

     On the 27th day of March, 1997, before me, personally came Denis Kelly, to me known, who being by me duly sworn did depose and say that his office is located at 450 West 33rd Street; that he is a Trust Officer of The Chase Manhattan Bank, the New York banking corporation described herein and that he executed the above instrument as Trustee; and that he signed his name thereto under the authority granted by the Board of Directors of said New York banking corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.

                                                                 [NOTARIAL SEAL]

/S/ Margaret M. Price
----------------------------------
         Notary Public

STATE OF CALIFORNIA       )
                          )  ss.:
COUNTY OF ORANGE          )

     On the 21st day of March, 1997, before me, a Notary Public, personally appeared Mark Mason, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                                                 [NOTARIAL SEAL]

/S/ Laura Eismann
-------------------------
     Notary Public

                                                                     EXHIBIT A-1


                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATE
                              CLASS A-1 CERTIFICATE
                          (7.20% Class A-1 Certificate)

              Representing Certain Interests Relating to a Pool of
               Mortgage Loans in Group I formed by First Alliance
                        Mortgage Company, and Serviced by

                         FIRST ALLIANCE MORTGAGE COMPANY
                                   as Servicer

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer ("First Alliance Mortgage Loan Trust 1997-1") or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, any Originator or any of their subsidiaries and affiliates. This certificate represents a fractional ownership interest in Group I described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans in Group I held by the Trust and (ii) pursuant to the Fixed Rate Certificate Insurance Policy.

No.:  A-1-1                     March 27, 1997                    31846LBJ4
                                --------------                    ---------
                                     Date                           CUSIP

        $24,500,000                                             June 20, 2028
        -----------                                             -------------
Certificate Principal Amount                                   Final Scheduled
                                                                 Payment Date

                                   Cede & Co.
                                   ----------
                                Registered Owner

     The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first or second mortgages or deeds of trust assigned to a particular mortgage loan group ("Group I") which will be formed by First Alliance Mortgage Company (the "Company" or, in its capacity as servicer, the "Servicer"), a California corporation, and sold by the Company to The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee") on behalf of First Alliance Mortgage Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Company, the Servicer and the Trustee,
(ii) such amounts, including Eligible Investments and the proceeds of payments under the Fixed Rate Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans in Group I, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance Policies relating to the Mortgage Loans in Group I and any rights of the Company in any Insurance Policies relating to the Mortgage Loans in Group I, (v) Net Liquidation Proceeds relating to the Mortgage Loans in Group I, (vi) the Fixed Rate Certificate Insurance Policy, and (vii) the proceeds of any of the above. Such Mortgage Loans in Group I and other amounts and property enumerated above are hereinafter referred to as "Group I."

     The Certificate Principal Amount set forth above is equal to the product of
(i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Certificate Principal Balance of the Class A-1 Certificates on March 27, 1997 (the "Startup Date"), which was $24,500,000. The Owner hereof may receive principal payments on each Payment Date, as hereinafter described, which will fully amortize such Certificate Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-1 Certificates. Therefore, the actual outstanding principal amount of this Class A-1 Certificate, on any date subsequent to April 21, 1997 (the first Payment
Date) will be less than the Certificate Principal Amount set forth above.

     Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

     SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

     THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

     NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.


                                     A-1-2

     This Certificate is one of a Class of duly-authorized Certificates designated as First Alliance Mortgage Loan Trust 1997-1, Mortgage Loan Asset Backed Certificates, Class A-1 Certificates (the "Class A-1 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Class A-2 Certificates and Class R Certificates; all such Certificates are collectively referred to herein as the "Certificates."

     Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     On the 20th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 21, 1997, the Owners of the Class A-1 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date") will be entitled to receive the Class A-1 Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

     Each Owner of record of a Class A-1 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Certificates.

     Upon receipt of amounts under the Fixed Rate Certificate Insurance Policy on behalf of the Owners of the Class A-1 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement such amounts to the Owners of the Class A-1 Certificates.

     The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into SubServicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

     This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, any Originator or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans in Group I and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Fixed Rate Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.


                                     A-1-3

     No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

     Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

     The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Trust Estate is effected pursuant to the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement additionally provides that (i) the Servicer or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-1 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the Maximum Collateral Amount and (ii) under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-1 Certificates.

     The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

     The Owners of a majority of the Percentage Interests represented by the Class A Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

     The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

     The Class A-1 Certificates are issuable only as registered Certificates in denominations of $1,000 certificate principal amount and integral multiples of $1,000. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates of authorized denominations evidencing the same aggregate principal amount.


                                     A-1-4

     The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                     A-1-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                         THE CHASE MANHATTAN BANK

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

Trustee Authentication
THE CHASE MANHATTAN BANK, as Trustee

By:_________________________________
Name:_______________________________
Title:______________________________


                                     A-1-6

                             STATEMENT OF INSURANCE

     MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such Policy being on file at The Chase Manhattan Bank, New York, New York, as trustee (the "Trustee").

     The Insurer, in consideration of the payment of the premium and subject to the terms of the Certificate Guaranty Insurance Policy (the "Policy"), thereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Group I Insured Payment will be received by the Trustee, or its successor, as trustee for the Owners on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Group I Insured Payment. The Insurer's obligation under the Policy with respect to a particular Group I Insured Payment shall be discharged to the extent funds equal to the Group I Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Group I Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Group I Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. "Obligations" shall mean:

                                   $24,500,000
                    First Alliance Mortgage Loan Trust 1997-1
                     Mortgage Loan Asset Backed Certificates
                                    Class A-1

     Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Group I Insured Payment that is a Group I Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Group I Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal,
(iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Group I Distribution Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A. as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that, if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received


                                     A-1-7
on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, such Notice shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Group I Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Group I Insured Payment less, in respect of Group I Insured Payments related to Group I Preference Amounts, any amount held by the Trustee for the payment of such Group I Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

     As used in the Policy, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of March 1, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer and The Chase Manhattan Bank, as Trustee, without regard to any amendment or supplement thereto unless the Insurer shall have consented in writing thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Group I Distribution Amount" means the Class A-1 Distribution Amount.

     "Group I Insured Payment," with respect to the Class A-1 Certificates and as to any Payment Date, will equal the sum of (i) the excess, if any, of (a) the Class A-1 Current Interest over (b) the Group I Total Available Funds (after any deduction for the Group I Premium Amount and the Group I Trustee Fee), (ii) the Group I Subordination Deficit, if any (after applying the cross collateralization provisions of Section 7.5(d)(ii)(A) and (B) of the Agreement), and (iii) the Group I Preference Amount.

     "Group I Preference Amount" means any amount previously distributed to an Owner on the Class A-1 Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Group I Insured Payment which shall be due and owing on the applicable Payment Date.

     "Owner" means each Owner of a Class A-1 Certificate (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Class A-1 Certificate to payment thereunder.


                                     A-1-8

     Capitalized terms used herein and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006, Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The   insurance   provided   by  the   Policy   is  not   covered   by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason, including payment, or provision being made for payment, prior to the maturity of the Obligations.

     MBIA INSURANCE CORPORATION


                                     A-1-9

                                                                     EXHIBIT A-2

                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATE
                              CLASS A-2 CERTIFICATE
                      (Variable Rate Class A-2 Certificate)


            Representing (i) Certain Interests Relating to a Pool of
          Mortgage Loans in Group II formed by First Alliance Mortgage
            Company and (ii) the Uncertificated Right to Receive the
       Group II Available Funds Cap Carry-Forward Amount, and Serviced by

                        FIRST ALLIANCE MORTGAGE COMPANY,
                                   as Servicer

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer ("First Alliance Mortgage Loan Trust 1997-1") or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, any Originator or any of their subsidiaries and affiliates. This certificate represents (A) a certificate ("Class A-2 Certificate")
representing a fractional ownership interest in Group II described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans in Group II held by the Trust and (ii) pursuant to the Variable Rate Certificate Insurance Policy and (B) the uncertificated right to receive the Group II Available Funds Cap Carry-Forward Amount.


No.:  A-2-1                     March 27, 1997                     31846LBK1
                                --------------                     ---------
                                     Date                            CUSIP

         $48,500,000                                             March 20, 2027
         -----------                                             --------------
Certificate Principal Amount                                    Final Scheduled
                                                                 Payment Date

                                   Cede & Co.
                                   ----------
                                Registered Owner


                                     A-2-1

     The registered Owner named above is the registered Owner of a fractional interest in (A) (i) a pool of variable rate mortgage loans (the "Mortgage Loans") secured by first mortgages or deeds of trust assigned to a particular mortgage loan group ("Group II") which will be formed by First Alliance Mortgage Company (the "Company" or, in its capacity as servicer, the "Servicer"), a California corporation, and sold by the Company to The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee") on behalf of First Alliance Mortgage Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Company, the Servicer and the Trustee,
(ii) such amounts, including Eligible Investments and the proceeds of payments under the Variable Rate Certificate Insurance Policy, as from time to time may be held in the related Accounts (except as otherwise provided in the Pooling and Servicing Agreement), each created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans in Group II, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust Estate, (iv) any Insurance Policies relating to the Mortgage Loans in Group II and any rights of the Company in any Insurance Policies relating to the Mortgage Loans in Group II, (v) Net Liquidation Proceeds relating to the Mortgage Loans in Group II,
(vi) the Variable Rate proceeds of any of the above; and (B) the right to receive the Group II Available Funds Cap Carry-Forward Amount. Such Mortgage
Loans in Group II and other amounts and property enumerated above are hereinafter referred to as "Group II."

     The Certificate Principal Amount set forth above is equal to the product of
(i) the Percentage Interest represented by this Certificate and (ii) the aggregate Original Certificate Principal Balance of the Class A-2 Certificates on March 27, 1997 (the "Startup Date"), which was $48,500,000. The Owner hereof may receive principal payments on each Payment Date, as hereinafter described, which will fully amortize such Certificate Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-2 Certificates. Therefore, the actual outstanding principal amount of this Class A-2 Certificate, on any date subsequent to April 21, 1997 (the first Payment
Date) will be less than the Certificate Principal Amount set forth above.

     Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

     THIS CERTIFICATE IS COMPRISED OF (X) THE CLASS A-2 CERTIFICATE REPRESENTING AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE AND (Y) THE UNCERTIFICATED RIGHT TO RECEIVE THE AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT.

     THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

     NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE


                                     A-2-2

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

     This Certificate is one of a Class of duly-authorized Certificates designated as First Alliance Mortgage Loan Trust 1997-1, Mortgage Loan Asset Backed Certificates, Class A-2 Certificates (the "Class A-2 Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Class A-1 Certificates and Class R Certificates; all such Certificates are collectively referred to herein as the "Certificates."

     Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     On the 20th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing April 21, 1997, the Owners of the Class A-2 Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date") will be entitled to receive the Class A-2 Distribution Amount relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

     Each Owner of record of a Class A-2 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-2 Certificates.

     Upon receipt of amounts under the Variable Rate Certificate Insurance Policy on behalf of the Owner of the Class A-2 Certificate, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement such amounts to the Owners of the Class A-2 Certificates.

     The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into SubServicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

     This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, any Originator or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans in Group II and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the


                                     A-2-3

Variable Rate Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

     No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

     Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

     The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Trust Estate is effected pursuant to the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement additionally provides that (i) the Servicer or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class A-2 Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the Maximum Collateral Amount and (ii) under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class A-2 Certificates.

     The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

     The Owners of a majority of the Percentage Interests represented by the Class A Certificates, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right, with the consent of the Certificate Insurer, to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

     The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

     The Class A-2 Certificates are issuable only as registered Certificates in denominations of $1,000 certificate principal amount and integral multiples of $1,000. As provided in the Pooling and


                                     A-2-4

Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

     The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.


                                     A-2-5

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                    The Chase Manhattan Bank, as Trustee

                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

Trustee Authentication

The Chase Manhattan Bank, as Trustee

By:______________________________________
   Name:_________________________________
   Title:________________________________


                                     A-2-6

                             STATEMENT OF INSURANCE

     MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such policy being on file at The Chase Manhattan Bank, New York, New York, as trustee (the "Trustee").

     The Insurer, in consideration of the payment of the premium and subject to the terms of the Certificate Guaranty Insurance Policy (the "Policy"), thereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Group II Insured Payment will be received by the Trustee or its successor, as trustee for the Owners, on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Group II Insured Payment. The Insurer's obligation under the Policy with respect to a particular Group II Insured Payment shall be discharged to the extent funds equal to the Group II Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Group II Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Group II Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. "Obligations" shall mean:


                                   $48,500,000
                    First Alliance Mortgage Loan Trust 1997-1
                     Mortgage Loan Asset Backed Certificates
                                    Class A-2

     Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Group II Insured Payment that is a Group II Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Group II Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal,
(iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Group II Distribution Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A. as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that, if such Notice is received after 12:00 noon, New York City time on such Business Day, it will be deemed to be


                                     A-2-7
received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, such Notice shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Group II Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Group II Insured Payment less, in respect of Group II Insured Payments related to Group II Preference Amounts, any amount held by the Trustee for the payment of such Group II Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to the Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the policy.

     As used in the Policy, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of March 1, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer and The Chase Manhattan Bank, as Trustee without regard to any amendment or supplement thereto unless the Insurer shall have consented in writing thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Class A-2 Termination Date" means March 20, 2027.

     "Group II Distribution Amount" means the Class A-2 Distribution Amount.

     "Group II Insured Payment," with respect to the Class A-2 Certificates, and as to any Payment Date, will equal the sum of (i) the excess, if any, of (a) the Class A-2 Current Interest over (b) the Group II Total Available Funds (after any deduction for the Group II Premium Amount and the Group II Trustee Fee),
(ii) the Group II Subordination Deficit, if any (after applying the cross collateralization provisions of Section 7.5(d)(ii)(A) and (B) of the Agreement),
(iii) the Group II Preference Amount and (iv) as of the Class A-2 Termination Date, an amount sufficient to reduce the certificate principal balance of the Class A-2 Certificates to zero.

     "Group II Preference Amount" means any amount previously distributed to an Owner on the Class A-2 Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Group II Insured Payment which shall be due and owing on the applicable Payment Date.


                                     A-2-8

     "Owner" means each Owner of a Class A-2 Certificate (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Class A-2 Certificate to payment thereunder.

     Capitalized terms used herein and not otherwise defined in the Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The   insurance   provided   by  the   Policy   is  not   covered   by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Obligations.

     MBIA INSURANCE CORPORATION


                                     A-2-9

                                                                       EXHIBIT C

     SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS R CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS R CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A QUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

     A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF
(A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THROUGH" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

     NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATE
                                     CLASS R

                Representing Certain Interests Relating to a Pool
               of Mortgage Loans Formed by First Alliance Mortgage
                             Company and Serviced by

                         FIRST ALLIANCE MORTGAGE COMPANY

     This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional residual ownership interest in the REMIC of the Trust described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Trust Estate.

No:  R-1                                                 Date:  March 27, 1997

Percentage Interest:  99.99%                                   June 20, 2028
                                                          --------------------
                                                               Final Scheduled
                                                                  Payment Date

                     First Alliance Residual Holding Company
                                Registered Owner

     The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of mortgage loans (the "Mortgage Loans") formed by First Alliance Mortgage Company (the "Company"), a California corporation, and sold by the Company to The Chase Manhattan Bank, as trustee (the "Trustee") on behalf of First Alliance Mortgage Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Company, the Company in its capacity as servicer (the "Servicer") and the Trustee, (ii) such amount, including Eligible Investments, as from time to time may be held in the Accounts created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed-in-lieu of foreclosure and that has not been withdrawn from the Trust, (iv) Net Liquidation Proceeds relating to the Mortgage Loans (v) any Insurance Policies relating to the Mortgage Loans and any rights of the Company in any Insurance Policies relating to such Mortgage Loans and (vi) the rights of the Company against any Originator pursuant to the related Master Transfer Agreement and the proceeds of any of the above. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate".

     THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

     This Certificate is one of a Class of duly authorized Certificates designated as First Alliance Mortgage Loan Trust 1997-1, Mortgage Loan Asset Backed Certificates, Class R Certificates (the "Class R Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

     Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     On the 20th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing April 21, 1997, to the persons in whose names the Class R Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class R Certificates such Owner's Percentage Interest multiplied by any amounts then available to be distributed to the Owners of the Class R Certificates. Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

     The  Pooling  and   Servicing   Agreement   provides   that  only   certain
miscellaneous amounts will be distributed to the Owners of the Class R Certificates.

     Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

     The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into SubServicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

     This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Company, any Originator or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

     No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

     Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

     The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of a Trust Estate occurs pursuant to the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement additionally provides that (i) the Servicer or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class R Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the Maximum Collateral Amount and (ii) under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class R Certificates.

     The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

     The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

     The Class R Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class R Certificates are exchangeable for new Class R Certificates evidencing the same Percentage Interest as the Class R Certificates exchanged.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the Owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                   THE CHASE MANHATTAN BANK, as Trustee

                                   By:_________________________________________
                                   Name:_______________________________________
                                   Title:______________________________________

Trustee's Authentication

THE CHASE MANHATTAN BANK, as Trustee
  as Trustee

By:_________________________________
   Name:____________________________
   Title:___________________________

                                                                       EXHIBIT C

     SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS R CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY
STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE
FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING THEREOF SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS R CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A QUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE. A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF
(A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THROUGH" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                    FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-1
                     MORTGAGE LOAN ASSET BACKED CERTIFICATE
                                     CLASS R

                Representing Certain Interests Relating to a Pool
               of Mortgage Loans Formed by First Alliance Mortgage
                             Company and Serviced by

                         FIRST ALLIANCE MORTGAGE COMPANY

     This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, First Alliance Mortgage Company, any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional residual ownership interest in the REMIC of the Trust described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Trust Estate.

No:  R-2                                                  Date:  March 27, 1997

Percentage Interest:  0.01%                                      June 20, 2028
                                                          ---------------------
                                                                Final Scheduled
                                                                   Payment Date

                         First Alliance Mortgage Company
                                Registered Owner

     The registered Owner named above is the registered Owner of a fractional interest in (i) a pool of mortgage loans (the "Mortgage Loans") formed by First Alliance Mortgage Company (the "Company"), a California corporation, and sold by the Company to The Chase Manhattan Bank, as trustee (the "Trustee") on behalf of First Alliance Mortgage Loan Trust 1997-1 (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among the Company, the Company in its capacity as servicer (the "Servicer") and the Trustee, (ii) such amount, including Eligible Investments, as from time to time may be held in the Accounts created pursuant to the Pooling and Servicing Agreement, (iii) any Property relating to the Mortgage Loans, the ownership of which has been effected in the name of the Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Servicer of a deed-in-lieu of foreclosure and that has not been withdrawn from the Trust, (iv) Net Liquidation Proceeds relating to the Mortgage Loans (v) any Insurance Policies relating to the Mortgage Loans and any rights of the Company in any Insurance Policies relating to such Mortgage Loans and (vi) the rights of the Company against any Originator pursuant to the related Master Transfer Agreement and the proceeds of any of the above. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate".

     THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

     This Certificate is one of a Class of duly authorized Certificates designated as First Alliance Mortgage Loan Trust 1997-1, Mortgage Loan Asset Backed Certificates, Class R Certificates (the "Class R Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

     Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     On the 20th day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing April 21, 1997, to the persons in whose names the Class R Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class R Certificates such Owner's Percentage Interest multiplied by any amounts then available to be distributed to the Owners of the Class R Certificates. Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

     The  Pooling  and   Servicing   Agreement   provides   that  only   certain
miscellaneous amounts will be distributed to the Owners of the Class R Certificates.

     Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

     The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into SubServicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Mortgage Loans. No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

     This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the Company, any Originator or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

     No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

     Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

     The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policies of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of a Trust Estate occurs pursuant to the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement additionally provides that (i) the Servicer or the Certificate Insurer may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Class R Certificates, on any Remittance Date when the aggregate outstanding Loan Balances of the Mortgage Loans in the Trust Estate is 10% or less of the Maximum Collateral Amount and (ii) under certain circumstances relating to the qualification of the Trust as a REMIC under the Code the Mortgage Loans may be sold, thereby affecting the early retirement of the Class R Certificates.

     The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

     The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

     The Class R Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class R Certificates are exchangeable for new Class R Certificates evidencing the same Percentage Interest as the Class R Certificates exchanged.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the Owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                  THE CHASE MANHATTAN BANK, as Trustee

                                  By:__________________________________________
                                  Name:________________________________________
                                  Title:_______________________________________

Trustee's Authentication

THE CHASE MANHATTAN BANK, as Trustee
  as Trustee

By:_________________________________
   Name:____________________________
   Title:___________________________

                                                                       EXHIBIT D

                          CERTIFICATE RE: PREPAID LOANS

     I, ______________, ______________ of First Alliance Mortgage Company, a California corporation, (the "Company"), hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of March 1, 1997 among the Company, the Company in its capacity as servicer (the "Servicer") and The Chase Manhattan Bank, a New York banking corporation, in its capacity as trustee (the "Trustee")) and the "Closing Date" the following schedule of "Mortgage Loans" have been prepaid in full.

Dated:

                                              By:___________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT E

                              INITIAL CERTIFICATION

     WHEREAS, the undersigned is an Authorized Officer of the Bank of New York, a New York banking corporation, acting in its capacity as custodian (the "Custodian") on behalf of The Chase Manhattan Bank, a New York banking corporation, the trustee (the "Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Custodian, on behalf of Trustee, pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among First Alliance Mortgage Company, a California corporation (the "Company"), the Company, in its capacity as servicer (the "Servicer") and the Trustee;

     WHEREAS, the Custodian, on behalf of the Trustee, is required,  pursuant to
Section 3.6 of the Pooling and Servicing Agreement, to review the Files relating to the Pool on or before the Startup Day; and

     WHEREAS, Section 3.6 of the Pooling and Servicing Agreement requires the Custodian, on behalf of the Trustee, to deliver this Initial Certification upon the satisfaction of certain conditions set forth therein.

     NOW, THEREFORE, the Custodian, on behalf of the Trustee, hereby certifies with respect to each Mortgage Loan listed in the Schedules of Mortgage Loans (other than any Mortgage Loan paid in full), which is attached hereto, that all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and based on its examination and only as to the foregoing documents, the information set forth on the Schedules of Mortgage Loans as to loan number and address accurately reflects information set forth in the File, except as attached thereto.

                                      THE BANK OF NEW YORK, as Custodian

                                      By:_________________________________

Dated:

[Attached Exception List]

                                                                       EXHIBIT F

                               FINAL CERTIFICATION

     WHEREAS, the undersigned is an Authorized Officer of the Bank of New York, a New York banking corporation, acting in its capacity as custodian (the "Custodian") on behalf of The Chase Manhattan Bank, a New York banking corporation, the trustee (the "Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Custodian, on behalf of the Trustee, pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among First Alliance Mortgage Company, a California corporation (the "Company"), the Company, in its capacity as servicer (the "Servicer") and the Trustee;

     WHEREAS, the Custodian, on behalf of the Trustee, is required,  pursuant to
Section 3.6 of the Pooling and Servicing Agreement, to review the Files relating to the Pool within a specified period following the Startup Day and to notify the Company promptly of any defects with respect to the Pool, and the Company is required to remedy such defects or take certain other action, all as set forth in Section 3.6 of the Pooling and Servicing Agreement; and

     WHEREAS, Section 3.6 of the Pooling and Servicing Agreement requires the Custodian, on behalf of the Trustee, to deliver this Final Certification upon the satisfaction of certain conditions set forth therein.

     NOW, THEREFORE, the Custodian, on behalf of the Trustee, hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 3.5 of the Pooling and Servicing Agreement) have been executed or received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans pursuant to Section 3.5(a) of the Pooling and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Mortgage Loans, any remedial action by the Company pursuant to Section 3.6 of the Pooling and Servicing Agreement has been completed. The Custodian makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

                                    By:_________________________
                                    Title:______________________

Dated:

                                                                       EXHIBIT G

                                 DELIVERY ORDER

                                                                  March __, 1997

The Chase Manhattan Bank
450 West 33rd Street
New York, New York  10001

Attention:  First Alliance Mortgage Loan Trust, Series 1997-1.

Dear Sirs:

     Pursuant to Article IV of the Pooling and Servicing Agreement, dated as of March 1, 1997 (the "Pooling and Servicing Agreement") by and among First Alliance Mortgage Company, a California corporation (the "Company"), the Company, in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, a New York banking corporation, in its capacity as trustee (the "Trustee"), the Company HEREBY CERTIFIES that all conditions precedent to the issuance of First Alliance Mortgage Loan Trust 1997-1, Class A and Class R (the "Certificates"), HAVE BEEN SATISFIED and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the Owners thereof, or otherwise upon their order.

                                Very truly yours,

                                FIRST ALLIANCE MORTGAGE COMPANY


                                By:____________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT H

                FORM OF CLASS R TAX MATTERS TRANSFER CERTIFICATE

                                     AFFIDAVIT PURSUANT TO SECTION 860E(e) OF
                                     THE INTERNAL REVENUE CODE OF 1986, AS
                                     AMENDED


STATE OF             )
                     )  ss:
COUNTY OF            )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit.

     2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income);
(ii) it is not acquiring the Class R Certificates for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer any such Class R Certificate unless
(a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of __________, ____.

                                       [NAME OF INVESTOR]

                                       By:___________________________
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

Attest:

___________________________
[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this ____ day of _______, ____.

___________________________
NOTARY PUBLIC

COUNTY OF ________________

STATE OF _________________

          My commission expires the ____ day of _______________, ____.

                                                                     EXHIBIT I-1

                                 FORM OF NOTICE

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 23491

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 23491

State Street Bank and Trust Company, N.A.,
  as Fiscal Agent For MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, New York  10006
Attention:  Municipal Registrar and
                    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [Trustee], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 23491 (the "Policy") issued by the Insurer in respect of the $24,500,000 First Alliance Mortgage Loan Trust 1997-1, Mortgage Loan Asset Backed Certificates, Class A-1 (the "Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer and the Trustee, as trustee for the Owners;

          (ii) the excess, if any, of (a) the Class A-1 Current Interest for the Class A-1 Payment Date over (b) the Group I Total Available Funds (after any deduction for the Group I Premium Amount and the Group I Trustee Fee) occurring on ________________ (the "Applicable Payment Date") is $___________;

          (iii)  the  Group  I   Subordination   Deficit  (after   applying  the
     crosscollateralization provisions of Section 7.5(d)(ii)(A) and (B) of the Agreement) for the Applicable Payment Date is $______________;

          (iv) the Group I Preference Amount is $__________;

          (v) the sum of the amounts set forth in (ii), (iii) and (iv) above is $__________ (the "Group I Insured Payment");

          (vi) the Trustee is making a claim under and pursuant to the terms of the Policy for the Group I Insured Payment to be applied to payments of the sum of (ii), (iii) and (iv) above for the Applicable Payment Date in accordance with the Agreement; and

          (vii) the Trustee directs that payment of the Group I Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [CERTIFICATE ACCOUNT].

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the ___ day of ____________, ____.

                                    THE CHASE MANHATTAN BANK

                                     By____________________________
                                     Title_________________________

                                                                     EXHIBIT I-2

                                 FORM OF NOTICE

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 23492

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 23492

State Street Bank and Trust Company, N.A.,
  as Fiscal Agent For MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, New York  10006
Attention:  Municipal Registrar and
                    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [Trustee], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 23492 (the "Policy") issued by the Insurer in respect of the $48,500,000 First Alliance Mortgage Loan Trust 1997-1, Mortgage Loan Asset Backed Certificates, Class A-2 (the "Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer and the Trustee, as trustee for the Owners;

          (ii) the excess, if any, of (a) the Class A-2 Current Interest for the Class A-2 Payment Date over (b) the Group II Total Available Funds (after any deduction for the Group II Premium Amount and the Group II Trustee Fee) occurring on ________________ (the "Applicable Payment Date") is $___________;

          (iii)  the  Group  II   Subordination   Deficit  (after  applying  the
     crosscollateralization provisions of Section 7.5(d)(ii)(A) and (B) of the Agreement) for the Applicable Payment Date is $______________;

          (iv) the Group II Preference Amount is $__________;

          (v) on the Class A-2 Termination Date $__________, (an amount sufficient to reduce the Certificate Principal Balance of the Class A-2 Certificates, on the Class a-2 Termination Date, to zero, on any other Payment Date such amount shall be $0.00);


                                     I-2-1

          (vi) the sum of the amounts set forth in (ii), (iii), (iv) and (v) above is $__________ (the "Group II Insured Payment");

          (vii) the Trustee is making a claim under and pursuant to the terms of the Policy for the Group II Insured Payment to be applied to payments of the sum of (ii), (iii), (iv) and (v) above for the Applicable Payment Date in accordance with the Agreement; and

          (viii) the Trustee directs that payment of the Group II Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
     Policy: [CERTIFICATE ACCOUNT].

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the ___ day of ____________, ____.

                                    THE CHASE MANHATTAN BANK

                                    By____________________________
                                    Title_________________________


                                      I-2-2

                                                                       EXHIBIT J

                                     Form of
                                 Monthly Report

                         First Alliance Mortgage Company
                     Mortgage Loan Asset Backed Certificates
                                  Series 1997-1

                                                                       Exhibit K

                           FORM OF REQUEST FOR RELEASE

To:  The Bank of New York
     101 Barclay Street
     New York, New York  10286

     Attn:  First Alliance Mortgage Loan Trust, Series 1997-1

                                      Date:

     In connection with the administration of the mortgage loans held by you as Custodian under a certain Pooling and Servicing Agreement dated as of March 1, 1997 and by and among First Alliance Mortgage Company, the Company in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as Trustee (the "Agreement"), the Servicer hereby requests a release of the File held by you as Custodian, on behalf of the Trustee, with respect to the following described Mortgage Loan for the reason indicated below:

Mortgagor's Name:

Loan No.:

Reason for requesting file:

_______ 1.   Mortgage Loan paid in full.

                      (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Certificate Account (whichever is applicable) pursuant to the Agreement.)

_______ 2.   Mortgage Loan repurchased pursuant to Section 3.3, 3.4, 3.6(b) or
             8.10(b) of the Agreement.

                      (The Servicer hereby certifies that the Loan Purchase Price has been or will be paid to the Certificate Account pursuant to the Agreement.)

_______ 3.   Mortgage Loan substituted.

                      (The Servicer hereby certifies that a Qualified Replacement Mortgage has been or will be assigned and delivered to you along with the related File pursuant to the Agreement.)

_______ 4.   The Mortgage Loan is being foreclosed.


_______ 5.   Other.  (Describe)

     The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, or repurchased or substituted for by a Qualified Replacement Mortgage (in which case the File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).

     Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                         FIRST ALLIANCE MORTGAGE COMPANY

                          By__________________________
                           Name:_____________________
                           Title:____________________

                                                                       EXHIBIT M

                               CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of March 1, 1997 by and among The Chase Manhattan Bank, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), First Alliance Mortgage Company (the "Company"), First Alliance Mortgage Company (the "Servicer"), and The Bank of New York (together with any successor in interest or any successor appointed hereunder, the "Custodian").

W I T N E S S E T H   T H A T

WHEREAS, the Company, the Servicer and the Trustee have entered into a Pooling and Servicing Agreement dated as of March 1, 1997 relating to the issuance of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1997-1 (as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Servicer under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Servicer and the Custodian hereby agree as follows:

ARTICLE I Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

ARTICLE II Custody of Mortgage Documents

Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files.

     The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and delivered to it and declares that it holds and will hold such Notes, Mortgages, assignments and other documents and any similar documents received by the Custodian subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Owners of the Certificates and MBIA Insurance Corporation (the "Certificate Insurer").

Section 2.2. Recordation of Assignments.

     If any Custodial File includes one or more assignments to the Trustee of Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3. Review of Custodial Files.

     (a) The Custodian agrees, for the benefit of the Certificate Insurer and the Owners of the Certificates, to review, in accordance with the provisions of
Section 2.3(b) hereof each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Company, the Servicer, the Trustee and the Certificate Insurer.

     (b) In connection with the transfer and assignment of the Mortgage Loans, the Company agrees to:

          (i) cause to be delivered, on or prior to the Startup Day (except as otherwise stated below) without recourse to the Custodian, on behalf of the Trustee, on the Startup Day with respect to each Initial Mortgage Loan listed on the Schedule of Mortgage Loans or on each Subsequent Transfer Date with respect to each Subsequent Mortgage Loan:

               (a) the original Notes or certified copies thereof, endorsed without recourse by the related Originator, "Pay to the order of ______________________________, without recourse" or "Pay to the order of holder, without recourse." In the event that the Mortgage Loan was acquired by the related Originator in a merger, the endorsement must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the endorsement must be by the "(related Originator), formerly known as (previous name)";

               (b) originals of all intervening assignments, showing a complete chain of assignment from origination to the related Originator, if any, including warehousing assignments, with evidence of recording thereon (or, if an original intervening assignment has not been returned from the recording office, a certified copy thereof, the original to be delivered to Custodian on behalf of the Trustee forthwith after return);

               (c) originals of all assumption and modification agreements, if any (or, if an original assumption and/or modification agreement has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian on behalf of the Trustee forthwith after return);

               (d) either (A) the original Mortgage with evidence of recording thereon or a certified copy of the Mortgage as recorded, or (B) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage, together with a receipt from the recording office or from a title insurance company or a certificate of an Authorized Person of the related Originator indicating that such Mortgage has been delivered for recording;

               (e) the original assignment of Mortgage for each Mortgage Loan conveying the Mortgage to The Chase Manhattan Bank, as Trustee of the First Alliance Mortgage Loan Trust 1997-1, which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the mortgaged property is located and, within 75 Business Days following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, a recorded assignment of each such Mortgage; provided that in the event that the Mortgage Loan was acquired by the related Originator in a merger, the assignment of Mortgage must be by the "(related Originator), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Originator while doing business under another name, the assignment of Mortgage must be by the "(related Originator), formerly known as (previous name)" (subject to the foregoing, and where permitted under the applicable laws of the jurisdiction where the mortgaged property is located, the assignments of Mortgage may be made by blanket assignments for Mortgage Loans covering mortgaged properties situated within the same county or other permitted governmental subdivision); and

               (f) evidence of title insurance with respect to the mortgaged property in the form of a binder or commitment.

          (ii) except with respect to Mortgage Loans covered by opinions of counsel delivered in the manner set forth below ("Assignment Opinions"), cause, as soon as possible but no more than 75 Business Days following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, the Originators to deliver to the Custodian, on behalf of the Trustee, copies of all Mortgage assignments submitted for recording, together with a list of (x) all Mortgages for which no Mortgage assignment has yet been submitted for recording by the related Originator
     (y) reasons why the related Originator has not yet submitted such Mortgage assignments for recording; provided, however, that with respect to Mortgage Loans subject to jurisdiction in the states of California, Colorado, Idaho, Illinois, Ohio, Oregon, Pennsylvania, Washington, Georgia and Arizona an Originator shall not be required to record an assignment of a Mortgage if the Company furnishes to the Trustee and the Certificate Insurer, on or before the Startup Day with respect to the Initial Mortgage Loans, or on each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans, at the Company's expense, the Assignment Opinions which opine that recording is not necessary to perfect the rights of the Trustee in the related Mortgage (in form satisfactory to the Certificate Insurer, Moody's and Standard & Poor's); provided further, however, notwithstanding the delivery of any legal opinions, each assignment of mortgage shall be recorded upon the earliest to occur of: (i) instruction by the Certificate Insurer to record such assignments (such instruction shall be given by the Certificate Insurer using reasonable discretion) or (ii) the occurrence of an Event of Servicing Termination. With respect to any Mortgage assignment set forth on the aforementioned list which has not been submitted for recording for a reason other than a lack of original recording information or with respect to Mortgages not covered by the Assignment Opinions, the Custodian, on behalf of the Trustee shall make an immediate demand on the Company to cause such Mortgage assignments to be prepared and shall inform the Certificate Insurer of the Company's failure to cause such Mortgage assignments to be prepared. Thereafter, the Custodian and the Trustee shall cooperate in executing any documents prepared by the Certificate Insurer and submitted to the Custodian and the Trustee in connection with this provision. Following the expiration of the 75-Business Day period following the Startup Day with respect to the Initial Mortgage Loans, or within 75 Business Days of each Subsequent Transfer Date with respect to the Subsequent Mortgage Loans and except with respect to Mortgages covered by the Assignment Opinions, the Company shall cause to be prepared a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the related Originator and shall promptly deliver a copy of such Mortgage assignment to the Custodian, on behalf of the Trustee.

     Notwithstanding anything to the contrary contained in this Section, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Company shall be deemed to have satisfied its obligations upon delivery to the Custodian on behalf of the Trustee of a copy of such Mortgage, such assignment or assignments of such Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

     Copies of all Mortgage assignments received by the Custodian on behalf of the Trustee shall be kept in the related File.

     All recording required pursuant to this Section shall be accomplished at the expense of the Originators or of the Company.

     (c) The Trustee agrees to cause the Custodian to execute and deliver to the Company, the Servicer and the Certificate Insurer on the Startup Day an Initial Certification in the form annexed to the Pooling and Servicing Agreement as Exhibit E to the effect that, as to each Mortgage Loan listed in the Schedules of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedules of Mortgage Loans as to loan number and address accurately reflects information set forth in the File. The Trustee and the Custodian shall not be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. Within 90 days of the Startup Date (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Subsequent Mortgage Loan or Qualified Replacement Mortgage, within 45 days after the assignment thereof) the Trustee shall cause the Custodian to deliver to the Company, Certificate Insurer and the Servicer a Final Certification in the form annexed to the Pooling and Servicing Agreement as Exhibit F evidencing the completeness of the Files, with any applicable exceptions noted thereon.

Section 2.4. Custodian to Cooperate; Release of Custodial Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in an manner customary for such purposes, the Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 8.8 of the Pooling and Servicing Agreement have been or will be so deposited) of an officer of the Servicer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to such Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver to the Custodian a certificate of an officer of the Servicer requesting that possession of all or any document constituting part of the Custodial File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Servicer shall deliver to the Custodian a receipt signed by an officer of the Servicer on behalf of the Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Servicer and the Servicer shall hold the Custodial File or such document in trust for the benefit of the Certificate Insurer and the Owners of the Certificates. The Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of an officer of the Servicer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. The Custodian shall deliver such receipt with respect thereto to the Servicer upon receipt of notice from the Servicer that it has deposited the related Liquidation Proceeds in the Principal and Interest Account to the extent required by the Pooling and Servicing Agreement.

Section 2.5. Assumption Agreements.

     In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Servicer shall notify the Custodian and the Certificate Insurer that such assumption or substitution agreement has been completed by forwarding to the Custodian and the Certificate Insurer the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III  Concerning the Custodian

Section 3.1. Custodian a Bailee and Agent of the Trustee.

     With respect to each Note, Mortgage and other documents constituting each Custodial File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of the Owners of the Certificates and the Certificate Insurer and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section
2.4 of this Agreement, no Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Servicer or otherwise released from the possession of the Custodian.

Section 3.2. Indemnification.

     Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

     The Company agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed upon, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Custodial Agreement.

Section 3.3 Reliance of Custodian.

     In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement.

Section 3.4. Custodian May Own Certificates.

     The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.5. Custodian's Fees and Expenses.

     The Company covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Company will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.6. Custodian May Resign; Trustee May Remove Custodian.

     The Custodian may, with the consent of the Certificate Insurer, and such consent shall not be unreasonably withheld, resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans upon giving 60 days written notice to the Trustee. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Company, the Servicer, the Certificate Insurer and the Custodian or promptly appoint a successor Custodian acceptable to the Certificate Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may, with the consent of the Certificate Insurer, or shall at the direction of the Certificate Insurer, remove the Custodian at any time for cause, or otherwise the Trustee may remove the Custodian at any time upon giving 60 days written notice. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be approved by the Certificate Insurer and shall be able to satisfy the other requirements contained in Section 3.8.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.6 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company, the Servicer, the Certificate Insurer and the Custodian of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Company, the Servicer, the Certificate Insurer and the Custodian.

Section 3.7. Merger or Consolidation of Custodian.

     Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.8. Representations of the Custodian.

     The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $50,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

ARTICLE IV  Miscellaneous Provisions

Section 4.1. Notices.

     All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and shall be deemed given when properly delivered, at the addresses specified below (unless changed by the particular party whose address is stated herein by similar notice in writing):

   The Trustee:       The Chase Manhattan Bank
                      450 West 33rd Street
                      New York, New York  10001
                      Attn:  Structured Finance/MBA
                      Tel:  (212) 946-3247
                      Fax:  (212) 946-8191


   The Company:       First Alliance Mortgage Company
                      17305 Von Karman Avenue
                      Irvine, California  92614-6203
                      Attention:  Director, Secondary Marketing
                      Tel:  (714) 224-8357
                      Fax:  (714) 224-8366


   The Servicer:      First Alliance Mortgage Company
                      17305 Von Karman Avenue
                      Irvine, California  92614-6203
                      Attention: Manager, Investor Reporting
                      Tel:  (714) 224-8357
                      Fax:  (714) 224-8366


   The Certificate
     Insurer:         MBIA Insurance Corporation
                      113 King Street
                      Armonk, New York 10504
                      Attn:Insured Portfolio First Alliance Mortgage
                           Company Mortgage Loan Trust 1997-1
                      Tel:  (714) 224-8357
                      Fax:  (714) 224-8366

Section 4.2. Amendments.

     No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the Certificate Insurer and all parties hereto, and neither the Company, the Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

Section 4.3. Governing Law.

     This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

Section 4.4. Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Owners of the Certificates.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Owners thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

THE CHASE MANHATTAN BANK,
as Trustee

By:________________________________________
Name:______________________________________
Title:_____________________________________

FIRST ALLIANCE MORTGAGE COMPANY,
as Company

By:________________________________________
Name:______________________________________
Title:_____________________________________

FIRST ALLIANCE MORTGAGE COMPANY
as Servicer

By:________________________________________
Name:______________________________________
Title:_____________________________________

BANK OF NEW YORK,
as Custodian

By:________________________________________
Name:______________________________________
Title:_____________________________________

STATE OF         )
                 ): ss.:
COUNTY OF        )

     On the ___ day of March, 1997, before me personally came ______________, to me known, who, being by me duly sworn did depose and say that he/she resides at ____________________; that he/she is a ____________________ of The Chase
Manhattan Bank, a New York banking corporation described in and that executed the above instrument as Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said banking corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL
                                  _____________________________________________
                                  Notary Public

STATE OF         )
                 :  ss.:
COUNTY OF        )

     On the ___ day of March, 1997, before me personally came
__________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ________________, _____________________________; that he/she is a ____________________ of First Alliance Mortgage Company, a California Corporation; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL
                                  _____________________________________________
                                  Notary Public

STATE OF         )
                 :  ss.:
COUNTY OF        )

     On the ___ day of March, 1997, before me personally came
__________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ________________, _____________________________; that he/she is a ____________________ of Bank of New York, a New York banking corporation; and that he/she signed his/her name thereto by order of the Board of Directors of said New York banking corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL
                                  _____________________________________________
                                  Notary Public